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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (No. 002-34393)	☑

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 206	☑
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (No. 811-01879)	☑

Amendment No. 189	☑
(Check appropriate box or boxes.)
JANUS INVESTMENT FUND
(Exact Name of Registrant as Specified in Charter)
151 Detroit Street, Denver, Colorado 80206-4805
(Address of Principal Executive Offices)    (Zip Code)
Registrant’s Telephone Number, including Area Code: 303-333-3863
Stephanie Grauerholz – 151 Detroit Street, Denver, Colorado 80206-4805
(Name and Address of Agent for Service)
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement and thereafter from day to day.
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☑	on December 17, 2014 pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                                                                                                 ▼ [               ]

Subject to Completion
Preliminary Prospectus Dated October 3, 2014

	Class A Shares Ticker	Class C Shares Ticker	Class S Shares Ticker	Class I Shares Ticker	Class N Shares Ticker	Class T Shares Ticker
Mathematical
INTECH Emerging Markets Managed Volatility Fund	[ ]	[ ]	[ ]	[ ]	[ ]*	[ ]

Janus Investment Fund

Prospectus

*	Not currently offered.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes INTECH Emerging Markets Managed Volatility Fund (the “Fund”), a portfolio of Janus Investment Fund (the “Trust”). Janus Capital Management LLC (“Janus Capital” or “Janus”) serves as investment adviser to the Fund. The Fund is subadvised by INTECH Investment Management LLC (“INTECH”).

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares (individually and/or collectively, the “Shares”) are offered by this Prospectus.

The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of Shares. For additional information about these classes of Shares and whether or not you are eligible to purchase these Shares, please refer to the Shareholder’s Guide section of the Prospectus.

Fund summary
INTECH Emerging Markets Managed Volatility Fund	2

Additional information about the Fund
Fees and expenses	7
Additional investment strategies and general portfolio policies	7
Risks of the Fund	9

Management of the Fund
Investment adviser	14
Management expenses	14
Subadviser	15
Investment personnel	15

Other information	17

Distributions and taxes	18

Shareholder’s guide
Pricing of fund shares	22
Choosing a share class	23
Distribution, servicing, and administrative fees	24
Payments to financial intermediaries by Janus Capital or its affiliates	26
Purchases	27
Exchanges	30
Redemptions	31
Excessive trading	33
Shareholder communications	35

Financial highlights	36

Glossary of investment terms	37

1 ï Janus Investment Fund

Fund summary

INTECH Emerging Markets Managed Volatility Fund

Ticker:	[ ]	Class A Shares	[ ]	Class S Shares	[ ]	Class N Shares
	[ ]	Class C Shares	[ ]	Class I Shares	[ ]	Class T Shares

INVESTMENT OBJECTIVE

INTECH Emerging Markets Managed Volatility Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page [  ] of the Fund’s Prospectus and in the “Purchases” section on page [  ] of the Fund’s Statement of Additional Information. [To be updated by Amendment]

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T

Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T

Management Fees	%	%	%	%	%	%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses(1)%		%	%	%	%	%
Acquired Fund(2) Fees and Expenses	%	%	%	%	%	%
Total Annual Fund Operating Expenses(3)%		%	%	%	%	%
Fee Waiver(3)%		%	%	%	%	%
Total Annual Fund Operating Expenses After Fee Waiver(3)%		%	%	%	%	%

(1)	Since the Fund is new, Other Expenses are based on the estimated annualized expenses that the Fund expects to incur in its initial fiscal year.

(2)	“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses a fund may incur as a result of investing in shares of an underlying fund. Such amounts are estimated based on the annualized expenses that the Fund expects to incur in its initial fiscal year.

(3)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse Fund expenses to the extent that the Fund’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees – applicable to Class A Shares, Class C Shares, and Class S Shares; administrative services fees payable pursuant to the Transfer Agency Agreement; brokerage commissions; interest; dividends; taxes; [acquired fund fees and expenses]; and extraordinary expenses) exceed [ ]% until at least [ ]. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. For a period beginning with the Fund’s commencement of operations [( )] and expiring on the third anniversary of the commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your

2 ï INTECH Emerging Markets Managed Volatility Fund

investment has a 5% return each year and that the Fund’s operating expenses without waivers or recoupments (if applicable) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If Shares are redeemed:	1 Year	3 Years
Class A Shares	$	$
Class C Shares	$	$
Class S Shares	$	$
Class I Shares	$	$
Class N Shares	$	$
Class T Shares	$	$

If Shares are not redeemed:	1 Year	3 Years
Class A Shares	$	$
Class C Shares	$	$
Class S Shares	$	$
Class I Shares	$	$
Class N Shares	$	$
Class T Shares	$	$

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund was not in operation during the most recent fiscal year, no historical portfolio turnover information is available.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets in common stocks from the universe of the MSCI Emerging Markets Indexsm, utilizing INTECH’s mathematical investment process, applying a managed volatility approach. The MSCI Emerging Markets Indexsm is an unmanaged index that is designed to measure equity market performance of emerging markets. For purposes of meeting its 80% investment policy, the Fund may include exchange-traded funds (“ETFs”) that provide exposure to certain emerging markets. The Fund seeks to produce returns in excess of the MSCI Emerging Markets Indexsm (the Fund’s benchmark index), but with lower absolute volatility than the benchmark index. The Fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 45% lower than the MSCI Emerging Markets Indexsm. In this context, absolute volatility refers to the variation in the returns of the Fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.

The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of stocks within the named benchmark index. The goal of this process is to combine stocks that individually have higher relative volatility, lower absolute volatility, and lower correlations with each other in an effort to reduce the Fund’s absolute volatility, while still generating returns that exceed the named benchmark index over a full market cycle (a time period representing a significant market decline and recovery). Although the Fund may underperform its named benchmark index in sharply rising markets, this strategy seeks to participate in normal rising markets and lessen losses in down markets. In applying this strategy, INTECH establishes target proportions of its holdings from stocks within the named benchmark index using an optimization process designed to determine the most effective weightings of each stock in the Fund. Once INTECH determines such proportions and the Fund’s investments are selected, the Fund is periodically rebalanced to the set target proportions and re-optimized. The rebalancing techniques used by INTECH may result in a higher portfolio turnover rate compared to a “buy and hold” fund strategy.

The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

3 ï INTECH Emerging Markets Managed Volatility Fund

PRINCIPAL INVESTMENT RISKS

The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

Foreign Exposure Risk. The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.

Emerging Markets Risk. The risks of foreign investing mentioned above are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. The securities markets of many of these countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. The Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Investment Process Risk. The focus on managed volatility may keep the Fund from achieving excess returns over the named benchmark index. In this regard, INTECH’s managed volatility strategy may underperform the Fund’s named benchmark index during certain periods of up markets, and in particular, most likely will underperform the benchmark index in sharply rising markets, and may not achieve the desired level of protection in down markets. As INTECH’s mathematical investment process has evolved, it has experienced periods of both underperformance and outperformance relative to an identified benchmark index. Even when the proprietary mathematical investment process is working appropriately, INTECH expects that there will be periods of underperformance relative to the benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact the Fund’s performance.

Exchange-Traded Funds Risk. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs are traded on an exchange at market prices that may vary from the net asset value of their underlying investments. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. ETFs have certain inherent risks generally associated with investments in a portfolio of securities in which the ETF is invested, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained.

Market Risk. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is

4 ï INTECH Emerging Markets Managed Volatility Fund

important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.

Securities Lending Risk. The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of operations. Performance information for certain periods will be included in the Fund’s first annual and/or semiannual report and is available at janus.com/advisor/mutual-funds or by calling 1-877-335-2687.

MANAGEMENT

Investment Adviser: Janus Capital Management LLC

Investment Subadviser: INTECH Investment Management LLC

Portfolio Management: A team of investment professionals consisting of Adrian Banner, Ph.D. (Chief Executive Officer since November 2012 and Chief Investment Officer since January 2012), Vassilios Papathanakos, Ph.D. (Deputy Chief Investment Officer since November 2012), Joseph W. Runnels, CFA (Vice President of Portfolio Management since March 2003), and Phillip Whitman, Ph.D. (Director of Research since November 2012) works together to implement the mathematical investment process. No one person of the Fund’s investment team is primarily responsible for implementing the investment strategies of the Fund.

PURCHASE AND SALE OF FUND SHARES

Minimum Investment Requirements*

Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$2,500

Certain tax-deferred accounts or UGMA/UTMA accounts	$500

Class I Shares

Institutional investors (investing directly with Janus)	$1,000,000

Through an intermediary institution
• non-retirement accounts	$2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$500

Class N Shares

No minimum investment requirements imposed by the Fund	None

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.

Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

5 ï INTECH Emerging Markets Managed Volatility Fund

Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.

6 ï INTECH Emerging Markets Managed Volatility Fund

Additional information about the Fund

FEES AND EXPENSES

Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. The fees and expenses shown reflect estimated annualized expenses that the Shares expect to incur during the Fund’s initial fiscal year.

•	“Shareholder Fees” are fees paid directly from your investment and may include sales loads.

•	“Annual Fund Operating Expenses” are paid out of the Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in the Fund Summary shows, these costs are borne indirectly by all shareholders.

•	The “Management Fee” is the investment advisory fee rate paid by the Fund to Janus Capital. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).

•	“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.

•	A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the Example in the Fund Summary.

•	A contingent deferred sales charge of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder’s Guide.

•	“Other Expenses”

○	for Class A Shares, Class C Shares, and Class I Shares, may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund.
○	for Class S Shares and Class T Shares, include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC (“Janus Services”), the Fund’s transfer agent, for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.
○	for all classes, may include reimbursement to Janus Capital of its out-of-pocket costs for services as administrator and to Janus Services of its out-of-pocket costs for serving as transfer agent and providing, or arranging by others the provision of, servicing to shareholders.

•	“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses a fund may incur as a result of investing in shares of an underlying fund.

•	Janus Capital has contractually agreed to waive and/or reimburse the Fund’s “Total Annual Fund Operating Expenses” to a certain limit until at least [ ]. The expense limit is described in the “Management Expenses” section of this Prospectus.

•	All expenses in the Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES

The Fund’s Board of Trustees (“Trustees”) may change the Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to the Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

7 ï Janus Investment Fund

Unless otherwise stated, the following additional investment strategies and general policies apply to the Fund and provide further information including, but not limited to, the types of securities the Fund may invest in when implementing its investment objective. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent. Except for the Fund’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations described in the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.

Cash Position
The Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Fund may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Fund. To the extent the Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

Investment Process
INTECH applies a mathematical investment process to construct an investment portfolio for the Fund. INTECH developed the formulas underlying this mathematical investment process. This process seeks, over time, to generate a return in excess of the Fund’s named benchmark index over the long term, while controlling the variability of the Fund’s returns. The mathematical investment process involves:

•	selecting stocks primarily from stocks within the Fund’s named benchmark index;
•	periodically determining a target weighting of these stocks and rebalancing to the target weighting; and
•	monitoring the total risk and volatility of the Fund’s holdings.

INTECH seeks, over time, to outperform the Fund’s named benchmark index through its mathematical investment process. By applying a managed volatility approach, INTECH’s process also seeks to identify stocks for the Fund in a manner that reduces the overall portfolio volatility below that of the named benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the named benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results. The Fund may invest in exchange-traded funds or use futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

Portfolio Turnover
In general, the Fund intends to purchase securities for long-term investment consistent with INTECH’s mathematical investment process. To a limited extent, however, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment. As a result of INTECH’s mathematical investment process, the Fund may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Fund (including due to shareholder purchases and redemptions), and the nature of the Fund’s investments. Portfolio turnover rates are not a factor in making buy and sell decisions.

The rebalancing techniques used by the Fund may result in higher portfolio turnover compared to a “buy and hold” fund strategy. INTECH periodically rebalances the stocks in the portfolio to its target weighting versus the Fund’s named benchmark index, as determined by INTECH’s mathematical investment process.

Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on the Fund’s performance.

8 ï Janus Investment Fund

Real Estate-Related Securities
To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.

Securities Lending
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

Other Types of Investments
Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s investment objective. These securities and strategies may include:

•	debt securities (such as bonds, notes, and debentures)

•	indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)

•	various derivative transactions including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, inflation index, credit default, and total return), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs

•	securities purchased on a when-issued, delayed delivery, or forward commitment basis

RISKS OF THE FUND

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. The following information is intended to help you better understand some of the risks of investing in the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund.

Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other

9 ï Janus Investment Fund

reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles. In addition, the Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

Eurozone Risk. A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Exchange-Traded Funds Risk. The Fund may invest in exchange-traded funds (“ETFs”), which are typically open-end investment companies that are traded on a national securities exchange. ETFs typically incur fees, such as investment advisory fees and other operating expenses that are separate from those of the Fund, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. Further, the price movement of an ETF may fluctuate against the underlying securities or commodities it tracks and may result in a loss. Because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance.

The ETFs in which the Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, the Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodities risk.

Foreign Exposure Risks. The Fund will invest in foreign securities either indirectly through ETFs and various derivative instruments (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including securities of foreign and emerging markets

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governments, may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. These factors include:

•	Currency Risk. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

•	Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

•	Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

•	Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Fund. Such factors may hinder the Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.

•	Geographic Investment Risk. To the extent that the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

•	Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Industry Risk. Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund’s investments, if any, in multiple companies in a particular industry increase the Fund’s exposure to industry risk.

Investment Process Risk. The focus on managed volatility may keep the Fund from achieving excess returns over the named benchmark index. In this regard, INTECH’s managed volatility strategy may underperform the Fund’s named benchmark index during certain periods of up markets, and in particular, most likely will underperform the benchmark index in sharply rising markets, and may not achieve the desired level of protection in down markets. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. There is a risk that INTECH’s method of assessing stocks will not result in the expected volatility or correlation characteristics. In either case, the Fund may not outperform the named benchmark index, and likely will underperform its named benchmark index. As a result of INTECH’s investment process, the Fund may tend to invest in the smaller capitalization members of the named benchmark index, or other stocks, that typically exhibit greater volatility, primarily because of the potential diversification gains due to the lower correlations of their performance to that of the larger

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capitalization members of the named benchmark index. Consequently, in conditions where market capital is temporarily concentrated in the larger stocks contained in the named benchmark index, and fewer stocks are driving benchmark index returns, the performance of the Fund may be negatively affected relative to the named benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact the Fund’s performance. In addition, others may attempt to utilize public information related to INTECH’s investment strategy in a way that may affect performance.

To minimize the risk of significant underperformance relative to the named benchmark index, INTECH has designed certain risk controls. For example, to help ensure that risk and trade costs are minimized, among other factors, INTECH employs a screening process to identify stocks that trade at a higher cost as well as constraints on stock weights in the Fund’s optimization. The Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, it may invest in exchange-traded funds or use futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of investments will work and their use could cause lower returns or even losses to the Fund.

Market Risk. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund you may lose money.

The financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Real Estate Securities Risk. To the extent it holds equity and/or debt securities of real estate-related companies, the Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If the Fund has REIT investments, the Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses.

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REIT Risk. To the extent that the Fund holds REITs, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which the Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.

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Management of the Fund

INVESTMENT ADVISER

Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. INTECH is responsible for the day-to-day management of the Fund’s investment portfolio subject to the general oversight of Janus Capital. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Fund.

Janus Capital (together with its predecessors) has served as investment adviser to Janus mutual funds since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.

The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).

Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and reallocate the Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). Janus Capital, subject to oversight and supervision by the Trustees, has responsibility to oversee any subadviser to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of subadvisers for the Fund. The order also permits the Fund to disclose subadvisers’ fees only in the aggregate in the SAI. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the affected Fund(s) would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.

The Trustees and the initial shareholder of INTECH Emerging Markets Managed Volatility Fund have approved the use of a manager-of-managers structure for the Fund.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Janus Capital provides office space for the Fund. Some expenses related to compensation payable to the Janus funds’ Chief Compliance Officer and compliance staff are shared with the Janus funds. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Janus funds. The Janus funds pay these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund.

MANAGEMENT EXPENSES

The Fund pays Janus Capital an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. The Fund’s investment advisory fee is calculated daily and paid monthly. The Fund’s advisory agreement details the investment advisory fee and other expenses that the Fund must pay. Janus Capital pays INTECH a subadvisory fee from its investment advisory fee for managing the Fund.

The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate). The investment advisory fee rate is aggregated to include all investment advisory fees paid by the Fund. The rate shown is a fixed rate based on the Fund’s average daily net assets. [To be updated by Amendment]

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Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Fund Name	of the Fund	(annual rate)
INTECH Emerging Markets Managed Volatility Fund(1)	All Asset Levels	[ ]

(1)	Janus Capital has agreed to waive its investment advisory fee and/or reimburse Fund expenses to the extent that the Fund’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain level until at least [ ]. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus, and additional information is included under “Expense Limitation” below. The waiver is not reflected in the contractual fee rate shown.

A discussion regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement and subadvisory agreement will be included in the Fund’s next annual or semiannual report to shareholders, following such approval. You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.

Expense Limitation
Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. Janus Capital has agreed to continue the waiver until at least [               ].

Fund Name	Expense Limit Percentage (%)
INTECH Emerging Markets Managed Volatility Fund(1)	[ ]

(1)	For a period beginning with the Fund’s commencement of operations [( )] and expiring on the third anniversary of the commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

SUBADVISER

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. INTECH (together with its predecessors), CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund. Janus Capital owns approximately 97% of INTECH.

INVESTMENT PERSONNEL

A team of investment professionals consisting of Adrian Banner, Vassilios Papathanakos, Joseph W. Runnels, and Phillip Whitman works together to implement the mathematical investment process. No one person of the investment team is primarily responsible for implementing the investment strategies of INTECH Emerging Markets Managed Volatility Fund.

Adrian Banner, Ph.D., has been Chief Executive Officer since November 2012 and Chief Investment Officer since January 2012. Dr. Banner, previously Co-Chief Investment Officer from January 2009 to December 2011, Senior Investment Officer from September 2007 to January 2009, and Director of Research from August 2002 to August 2007, joined INTECH in August 2002. He received his Ph.D. in Mathematics from Princeton University and holds a M.Sc. and a B.Sc. in Mathematics from the University of New South Wales, Australia. Dr. Banner has delivered lectures on the stability of market capitalization at a number of academic and professional conferences. Dr. Banner implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements.

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Vassilios Papathanakos, Ph.D., has been Deputy Chief Investment Officer since November 2012. Dr. Papathanakos, previously Director of Research from July 2007 to November 2012, joined INTECH in October 2006 as Associate Director of Research. He received his Ph.D. in Physics from Princeton University and holds a B.S. in Physics from the University of Ioannina, Greece. Dr. Papathanakos taught at Princeton University, at the undergraduate and graduate level. Dr. Papathanakos lectured on both theoretical and applied aspects of investing at a number of academic and professional conferences. Dr. Papathanakos implements the optimization process and collaborates in the execution of portfolio management and trading. He conducts mathematical research within the framework of Stochastic Portfolio Theory.

Joseph W. Runnels, CFA, has been Vice President of Portfolio Management since March 2003. Mr. Runnels joined INTECH in June 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.

Phillip Whitman, Ph.D., has been Director of Research since November 2012. Dr. Whitman joined INTECH in November 2010 as Associate Director of Research. Prior to joining INTECH, Dr. Whitman was enrolled in the Ph.D. program (mathematics) at Princeton University from 2005 through November 2010, where he also served as a Course Instructor (2008) and Assistant Instructor (2009) for Multivariable Calculus. He received his Ph.D. in Mathematics from Princeton University and holds a B.S. in Mathematics from the University of Texas. Dr. Whitman collaborates on theoretical and applied aspects of the mathematical investment process.

Information about the investment personnel’s compensation structure and other accounts managed is included in the SAI.

Conflicts of Interest
Janus Capital and INTECH each manage many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. To the extent that the Fund is an underlying fund in a Janus “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus “fund of funds” to the Fund. Purchases and redemptions of fund shares by a Janus “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund’s transaction costs. Large redemptions by a Janus “fund of funds” may cause a fund’s expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund’s SAI.

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Other information

DISTRIBUTION OF THE FUND

The Fund is distributed by Janus Distributors LLC (“Janus Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

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Distributions and taxes

DISTRIBUTIONS

To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. Distributions are made at the class level, so they may vary from class to class within the Fund.

Distribution Schedule
Dividends from net investment income and distributions of net capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

How Distributions Affect the Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund’s daily net asset value (“NAV”). The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

“Buying a Dividend”
If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund without any sales charge. To receive distributions in cash, contact your financial intermediary, or a Janus representative (1-800-333-1181) if you hold Class I Shares directly with Janus. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

As with any investment, you should consider the tax consequences of investing in the Fund. The following is a general discussion of certain federal income tax consequences of investing in the Fund. The discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.

Taxes on Distributions
Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of the Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on net investment income in tax years beginning on or after January 1, 2013. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares. The Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund’s total net income

18 ï Janus Investment Fund

and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax adviser.

Taxes on Sales or Exchanges
Any time you sell or exchange shares of the Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.

The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends made on or after June 30, 2014, and payments of gross proceeds from sales of Fund shares made on or after December 31, 2016. Shareholders should consult their individual tax advisors regarding the possible implications of this legislation.

When shareholders sell Fund shares from a taxable account, they typically receive information on their tax forms that calculates their gain or loss using the average cost method. Prior to January 1, 2012, this information was not reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. In accordance with legislation passed by Congress in 2008, however, your intermediary (or the Janus fund, if you hold Class I Shares directly with Janus) began reporting cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. Your intermediary (or the Fund) will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, unless you hold Class I Shares directly with Janus in which case the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments.

Taxation of the Fund
Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. It is

19 ï Janus Investment Fund

important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.

20 ï Janus Investment Fund

Shareholder’s guide

With certain limited exceptions, the Fund is generally available only to shareholders residing in the United States and employees of Janus or its affiliates. For purposes of this policy, the Fund requires that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Fund.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors.

Class A Shares and Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms, including but not limited to, fee-based broker-dealers or financial advisors, primarily on their wrap account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the wrap account. Class A Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares pay up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, Class A Shares and Class C Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to shareholders.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class S Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of their clients.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to shareholders. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products. Class N Shares are not available to retail non-retirement accounts, traditional or Roth individual retirement accounts (“IRAs”), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, or 529 college savings plans.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class T Shares pay up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to shareholders.

The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase, exchange, or redeem Shares, contact your financial intermediary or refer to your plan documents. For Class I Shares held directly with Janus, please contact a Janus representative at 1-800-333-1181.

21 ï Janus Investment Fund

PRICING OF FUND SHARES

The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission (“SEC”). Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s Shares.

The price you pay for purchases of Shares is the public offering price, which is the NAV next determined after your request is received in good order by the Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although for Class A Shares and Class C Shares, a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE.

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by a pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Fund uses systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Due to the subjective nature of systematic fair value pricing, the Fund’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund’s portfolio securities and the reflection of such change in the Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund’s fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

22 ï Janus Investment Fund

All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares are offered by this Prospectus. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of Shares and whether or not you are eligible to purchase these Shares, please call 1-877-335-2687.

Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. When choosing a share class, you should consider:

•	how much you plan to invest;
•	how long you expect to own the shares;
•	the expenses paid by each class; and
•	for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.

You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of Shares:

Class A Shares
Initial sales charge on purchases	Up to 5.75%(1)
• reduction of initial sales charge for purchases of $50,000 or more
• initial sales charge waived for purchases of $1 million or more

Deferred sales charge (CDSC)	None except on certain redemptions of Shares purchased without an initial sales charge(1)

Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services

Minimum initial investment	$2,500

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	0.25% annual distribution/service fee

Class C Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	1.00% on Shares redeemed within 12 months of purchase(1)

Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services

Minimum initial investment	$2,500

Maximum purchase	$500,000

Minimum aggregate account balance	None

12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee)

23 ï Janus Investment Fund

Class S Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	None

Administrative services fees	0.25%

Minimum initial investment	$2,500

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	0.25% annual distribution/service fee

Class I Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	None

Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services

Minimum initial investment
• institutional investors (investing directly with Janus)	$1,000,000
• through an intermediary institution	$2,500

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	None

Class N Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	None

Administrative fees	Pays administrative fees to Janus Capital or Janus Services

Minimum initial investment	None

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	None

Class T Shares
Initial sales charge on purchases	None

Deferred sales charge (CDSC)	None

Administrative services fees	0.25%

Minimum initial investment	$2,500

Maximum purchase	None

Minimum aggregate account balance	None

12b-1 fee	None

(1)	May be waived under certain circumstances.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

Distribution and Shareholder Servicing Plans
Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A Shares and Class S Shares (each a “Plan”) and Class C Shares (the “Class C Plan”), the Fund pays Janus Distributors, the Trust’s distributor, a fee for the sale and distribution and/or shareholder servicing of the Shares based on the average daily net assets of each, at the following annual rates:

24 ï Janus Investment Fund

Class	12b-1 Fee for the Fund
Class A Shares	0.25%

Class C Shares	1.00%	(1)

Class S Shares	0.25%

(1)	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.

Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Administrative Fees

Class A Shares, Class C Shares, and Class I Shares
Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of shareholders of the Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services pays these administrative fees to intermediaries on behalf of the Fund. Janus Services is then reimbursed by the Fund for such payments. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase. The Fund’s Trustees have set limits on fees that the Fund may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Class S Shares and Class T Shares
Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with Janus. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for providing these services to their customers who invest in the Fund. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Fund.

25 ï Janus Investment Fund

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

From their own assets, Janus Capital or its affiliates may pay selected brokerage firms or other financial intermediaries that sell certain classes of Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus funds. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, the payments mentioned above are limited to Class A Shares, Class C Shares, and for certain financial intermediaries with advisory platforms, Class I Shares, and only for the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

In addition, for all share classes (except Class N Shares, if applicable), Janus Capital, Janus Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Fund. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds’ shares over sales of another Janus funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary’s organization.

26 ï Janus Investment Fund

From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus funds over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. However, as described elsewhere in this Prospectus, your financial adviser and/or his or her firm may also receive 12b-1 fees and/or administrative services fees in connection with your purchase and retention of Janus funds. When such fees are combined with the payments described above, the aggregate payments being made to a financial intermediary may be substantial. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, when considering which share class of the Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASES

With certain limited exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.

With the exception of Class I Shares, purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with the Fund in certain circumstances as described in the “Minimum Investment Requirements” section. Contact your financial intermediary, a Janus representative (1-800-333-1181) if you hold Class I Shares directly with Janus, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances, the Fund may permit an in-kind purchase of Shares. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund’s behalf. As discussed under “Payments to financial intermediaries by Janus Capital or its affiliates,” Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund’s policy on excessive trading, refer to “Excessive Trading.”

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.

In an effort to ensure compliance with this law, Janus’ Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Minimum Investment Requirements

Class A Shares, Class C Shares, Class S Shares, and Class T Shares
The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

27 ï Janus Investment Fund

The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

Class I Shares
The minimum investment is $1 million for institutional investors investing directly with Janus. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Directors, officers, and employees of Janus Capital Group Inc. (“JCGI”) and its affiliates, as well as Trustees and officers of the Fund, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

Class N Shares
Investors in a retirement plan through a third party administrator should refer to their plan documents or contact their plan administrator for information regarding account minimums.

Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares
The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.

The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

Systematic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Class I Shares directly with the Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

Initial Sales Charge

Class A Shares
An initial sales charge may apply to your purchase of Class A Shares of the Fund based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

28 ï Janus Investment Fund

	Class A Shares	Class A Shares
	Sales Charge as a	Sales Charge as a
	Percentage of	Percentage of
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested
Under $50,000	5.75%	6.10%

$50,000 but under $100,000	4.50%	4.71%

$100,000 but under $250,000	3.50%	3.63%

$250,000 but under $500,000	2.50%	2.56%

$500,000 but under $1,000,000	2.00%	2.04%

$1,000,000 and above	None (2)	None

(1)	Offering Price includes the initial sales charge.
(2)	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

For purchases of Class A Shares of $1,000,000 or greater, from its own assets, Janus Distributors may pay financial intermediaries commissions as follows:

•	1.00% on amounts from $1,000,000 to $4,000,000;
•	plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
•	plus 0.25% on amounts over $10,000,000.

The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge
You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in this Fund or certain other Janus funds) with your current purchase of Class A Shares of the Fund and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

Class A Shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares; (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) Trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents, or your financial intermediary may not retain this information.

Right of Accumulation. You may purchase Class A Shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

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Letter of Intent. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

•	solely controlled business accounts; and

•	single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts, and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.

Commission on Class C Shares
Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans or other financial intermediaries will not receive this amount if they receive 12b-1 fees from the time of initial investment of assets in Class C Shares.

EXCHANGES

With certain limited exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.

Contact your financial intermediary, a Janus representative (1-800-333-1181) if you hold Class I Shares directly with the Fund, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).

•	You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

•	You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no contingent deferred sales charge (“CDSC”) on the shares to be exchanged and no initial sales charge on the shares to be received. The Fund’s fees and expenses differ between share classes. Please read the Prospectus for the share class you are interested in prior to investing in that share class. Contact your financial intermediary or consult your plan documents for additional information.

•	You must meet the minimum investment amount for each fund.

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•	The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you make more than one round trip in the Fund in a 90-day period and may bar future purchases in the Fund or any of the other Janus funds. The Fund will work with intermediaries to apply the Fund’s exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund’s policy on excessive trading, refer to “Excessive Trading.”

•	The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

Waiver of Sales Charges
Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Fund’s Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable CDSC at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS

With certain limited exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Fund.

Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct institutional investors holding Class I Shares. Please contact your financial intermediary, a Janus representative (1-800-333-1181) if you hold Class I Shares directly with the Fund, or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

Shares of the Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent the business day following receipt of the redemption order.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.

Large Shareholder Redemptions
Certain accounts or Janus affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s Shares. Redemptions by these accounts of their holdings in the Fund may negatively impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage costs.

Redemptions In-Kind
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the

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liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions.

While the Fund may pay redemptions in-kind, the Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs.

Systematic Withdrawal Plan

Class A Shares and Class C Shares
You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

Class S Shares, Class I Shares, Class N Shares, and Class T Shares
You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Class I Shares directly with the Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

Contingent Deferred Sales Charge

Class A Shares and Class C Shares
A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

•	Upon the death or disability of an account owner;

•	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

•	Retirement plan shareholders taking required minimum distributions;

•	The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

•	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

•	If the Fund chooses to liquidate or involuntarily redeem shares in your account.

To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

Reinstatement Privilege
After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds into Class A Shares of the same or another fund within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

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EXCESSIVE TRADING

Excessive Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund’s exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

The Fund attempts to deter excessive trading through at least the following methods:

•	exchange limitations as described under “Exchanges;”
•	trade monitoring; and
•	fair valuation of securities as described under “Pricing of Fund Shares.”

Generally, a purchase and redemption of Shares from the Fund (i.e., “round trip”) within 90 calendar days may result in enforcement of the Fund’s excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

The Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in the Fund over a 90-day period, and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund’s excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus funds by a Janus “fund of funds,” which is a fund that primarily invests in other Janus mutual funds; and (iii) identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations.

The Fund’s Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days’ notice to shareholders of that fund.

Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund’s excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund’s excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

Certain transactions in Fund shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund’s methods to detect and deter excessive trading.

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The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund’s investment personnel believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

The Fund’s policies and procedures regarding excessive trading may be modified at any time by the Fund’s Trustees.

Excessive Trading Risks
Excessive trading may present risks to the Fund’s long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund’s identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

•	Full Holdings. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings (excluding derivatives, short positions, and other investment positions) consisting of at least the names of the holdings are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janus.com/info.

The Fund may provide, upon request, historical full holdings at any time subject to a written confidentiality agreement.

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•	Top Holdings. The Fund’s top portfolio holdings, consisting of security names only in alphabetical order and aggregate percentage of the Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

•	Other Information. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital’s Chief Investment Officer(s) or their delegates. All exceptions shall be preapproved by the Chief Compliance Officer or his designee. Such exceptions may be made without prior notice to shareholders. A summary of the Fund’s portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund’s SAI.

SHAREHOLDER COMMUNICATIONS

Statements and Reports
Your financial intermediary or plan sponsor (or Janus, if you hold Class I Shares directly with the Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor (or Janus, if you hold Class I Shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus) to obtain these reports. The Fund’s fiscal year ends June 30.

Lost (Unclaimed/Abandoned) Accounts
It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor (or Janus, if you hold Class I Shares directly with the Fund) is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor (or Janus) is unable to locate the shareholder, then the financial intermediary or plan sponsor (or Janus) is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.

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Financial highlights

No financial highlights are presented for the Fund since the Fund is new.

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Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest, as well as some general investment terms. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

EQUITY AND DEBT SECURITIES

Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.

Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund’s NAV.

Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).

Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

Duration is the time it will take investors to recoup their investment in a bond. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity.

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Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”

Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Mortgage dollar rolls are transactions in which a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

38 ï Janus Investment Fund

Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

FUTURES, OPTIONS, AND OTHER DERIVATIVES

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.

Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component

39 ï Janus Investment Fund

may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.

Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund

40 ï Janus Investment Fund

may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.

Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.

Leverage occurs when a Fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Fund to leveraged market exposure to commodities. In addition, a Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

Net long is a term used to describe when a Fund’s assets committed to long positions exceed those committed to short positions.

Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

41 ï Janus Investment Fund

You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687. The Fund’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports. In the Fund’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.

The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund’s Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.

janus.com

151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687

The Trust’s Investment Company Act File No. is 811-1879.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                                                                                                 ▼ [               ]

Subject to Completion
Preliminary Prospectus Dated October 3, 2014

Class D Shares* Ticker
Mathematical
INTECH Emerging Markets Managed Volatility Fund	[ ]

Janus Investment Fund
*CLASS D SHARES ARE CLOSED TO CERTAIN NEW INVESTORS

Prospectus

Eliminate Paper Mail. Set up e-Delivery of prospectuses, annual reports, and statements at janus.com/edelivery.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes INTECH Emerging Markets Managed Volatility Fund (the “Fund”), a portfolio of Janus Investment Fund (the “Trust”). Janus Capital Management LLC (“Janus Capital” or “Janus”) serves as investment adviser to the Fund. The Fund is subadvised by INTECH Investment Management LLC (“INTECH”).

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Only Class D Shares (the “Shares”) are offered by this Prospectus. The Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds. The Shares are offered directly through the Janus funds to eligible investors by calling 1-800-525-3713 or at janus.com/individual. The Shares are not offered through financial intermediaries.

Fund summary
INTECH Emerging Markets Managed Volatility Fund	2

Additional information about the Fund
Fees and expenses	6
Additional investment strategies and general portfolio policies	6
Risks of the Fund	8

Management of the Fund
Investment adviser	12
Management expenses	12
Subadviser	13
Investment personnel	13

Other information	15

Distributions and taxes	16

Shareholder’s manual
Doing business with Janus	19
Pricing of fund shares	22
Administrative services fees	24
Payments to financial intermediaries by Janus Capital or its affiliates	24
Paying for shares	25
Exchanges	26
Payment of redemption proceeds	27
Excessive trading	28
Shareholder services and account policies	31

Financial highlights	34

Glossary of investment terms	35

1 ï Janus Investment Fund

Fund summary

INTECH Emerging Markets Managed Volatility Fund

Ticker:	[ ]	Class D Shares*

*	Class D Shares are closed to certain new investors.

INVESTMENT OBJECTIVE

INTECH Emerging Markets Managed Volatility Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. [To be updated by Amendment]

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D

Management Fees	%
Other Expenses(1)	%
Acquired Fund(2) Fees and Expenses	%
Total Annual Fund Operating Expenses(3)	%
Fee Waiver(3)	%
Total Annual Fund Operating Expenses After Fee Waiver(3)	%

(1)	Since the Fund is new, Other Expenses are based on the estimated annualized expenses that the Fund expects to incur in its initial fiscal year.

(2)	“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses a fund may incur as a result of investing in shares of an underlying fund. Such amounts are estimated based on the annualized expenses that the Fund expects to incur in its initial fiscal year.

(3)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse Fund expenses to the extent that the Fund’s total annual fund operating expenses (excluding administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, [acquired fund fees and expenses], and extraordinary expenses) exceed [ ]% until at least [ ]. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. For a period beginning with the Fund’s commencement of operations [( )] and expiring on the third anniversary of the commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses without waivers or recoupments (if applicable) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class D Shares

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund was not in operation during the most recent fiscal year, no historical portfolio turnover information is available.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets in common stocks from the universe of the MSCI Emerging Markets Indexsm, utilizing INTECH’s mathematical investment process, applying a managed volatility approach. The MSCI Emerging Markets Indexsm is an unmanaged index that is designed to measure equity market

2 ï INTECH Emerging Markets Managed Volatility Fund

performance of emerging markets. For purposes of meeting its 80% investment policy, the Fund may include exchange-traded funds (“ETFs”) that provide exposure to certain emerging markets. The Fund seeks to produce returns in excess of the MSCI Emerging Markets Indexsm (the Fund’s benchmark index), but with lower absolute volatility than the benchmark index. The Fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 45% lower than the MSCI Emerging Markets Indexsm. In this context, absolute volatility refers to the variation in the returns of the Fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.

The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of stocks within the named benchmark index. The goal of this process is to combine stocks that individually have higher relative volatility, lower absolute volatility, and lower correlations with each other in an effort to reduce the Fund’s absolute volatility, while still generating returns that exceed the named benchmark index over a full market cycle (a time period representing a significant market decline and recovery). Although the Fund may underperform its named benchmark index in sharply rising markets, this strategy seeks to participate in normal rising markets and lessen losses in down markets. In applying this strategy, INTECH establishes target proportions of its holdings from stocks within the named benchmark index using an optimization process designed to determine the most effective weightings of each stock in the Fund. Once INTECH determines such proportions and the Fund’s investments are selected, the Fund is periodically rebalanced to the set target proportions and re-optimized. The rebalancing techniques used by INTECH may result in a higher portfolio turnover rate compared to a “buy and hold” fund strategy.

The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

PRINCIPAL INVESTMENT RISKS

The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

Foreign Exposure Risk. The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.

Emerging Markets Risk. The risks of foreign investing mentioned above are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. The securities markets of many of these countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. The Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

3 ï INTECH Emerging Markets Managed Volatility Fund

Investment Process Risk. The focus on managed volatility may keep the Fund from achieving excess returns over the named benchmark index. In this regard, INTECH’s managed volatility strategy may underperform the Fund’s named benchmark index during certain periods of up markets, and in particular, most likely will underperform the benchmark index in sharply rising markets, and may not achieve the desired level of protection in down markets. As INTECH’s mathematical investment process has evolved, it has experienced periods of both underperformance and outperformance relative to an identified benchmark index. Even when the proprietary mathematical investment process is working appropriately, INTECH expects that there will be periods of underperformance relative to the benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact the Fund’s performance.

Exchange-Traded Funds Risk. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs are traded on an exchange at market prices that may vary from the net asset value of their underlying investments. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. ETFs have certain inherent risks generally associated with investments in a portfolio of securities in which the ETF is invested, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained.

Market Risk. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.

Securities Lending Risk. The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of operations. Performance information for certain periods will be included in the Fund’s first annual and/or semiannual report and is available at janus.com/allfunds or by calling 1-800-525-3713.

MANAGEMENT

Investment Adviser: Janus Capital Management LLC

Investment Subadviser: INTECH Investment Management LLC

Portfolio Management: A team of investment professionals consisting of Adrian Banner, Ph.D. (Chief Executive Officer since November 2012 and Chief Investment Officer since January 2012), Vassilios Papathanakos, Ph.D. (Deputy Chief Investment Officer since November 2012), Joseph W. Runnels, CFA (Vice President of Portfolio Management since March 2003), and Phillip Whitman, Ph.D. (Director of Research since November 2012) works together to implement the mathematical investment process. No one person of the Fund’s investment team is primarily responsible for implementing the investment strategies of the Fund.

4 ï INTECH Emerging Markets Managed Volatility Fund

PURCHASE AND SALE OF FUND SHARES

Minimum Investment Requirements
To open a new regular Fund account	$2,500

To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$500

To add to any existing type of Fund account without an automatic investment program	$100

To add to any existing type of Fund account with an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janus.com/individual. You may conduct transactions by mail (Janus, P.O. Box 55932, Boston, MA 02205-5932), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

With respect to certain other classes of shares, the Fund and its related companies may pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.

5 ï INTECH Emerging Markets Managed Volatility Fund

Additional information about the Fund

FEES AND EXPENSES

Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. The fees and expenses shown reflect estimated annualized expenses that the Shares expect to incur during the Fund’s initial fiscal year.

•	“Annual Fund Operating Expenses” are paid out of the Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, accounting, and other shareholder services, as well as reimbursement to Janus Capital of its out-of-pocket costs for services as administrator. You do not pay these fees directly but, as the Example in the Fund Summary shows, these costs are borne indirectly by all shareholders.

•	The “Management Fee” is the investment advisory fee rate paid by the Fund to Janus Capital. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).

•	“Other Expenses”

○	include an administrative services fee of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services LLC (“Janus Services”), the Fund’s transfer agent.
○	may include reimbursement to Janus Services of its out-of-pocket costs for arranging for the provision by third parties of certain servicing to shareholders.

•	“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses a fund may incur as a result of investing in shares of an underlying fund.

•	Janus Capital has contractually agreed to waive and/or reimburse the Fund’s “Total Annual Fund Operating Expenses” to a certain limit until at least [ ]. The expense limit is described in the “Management Expenses” section of this Prospectus.

•	All expenses in the Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES

The Fund’s Board of Trustees (“Trustees”) may change the Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to the Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

Unless otherwise stated, the following additional investment strategies and general policies apply to the Fund and provide further information including, but not limited to, the types of securities the Fund may invest in when implementing its investment objective. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent. Except for the Fund’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations described in the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.

Cash Position
The Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Fund may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Fund. To the extent the Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the

6 ï Janus Investment Fund

risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

Investment Process
INTECH applies a mathematical investment process to construct an investment portfolio for the Fund. INTECH developed the formulas underlying this mathematical investment process. This process seeks, over time, to generate a return in excess of the Fund’s named benchmark index over the long term, while controlling the variability of the Fund’s returns. The mathematical investment process involves:

•	selecting stocks primarily from stocks within the Fund’s named benchmark index;
•	periodically determining a target weighting of these stocks and rebalancing to the target weighting; and
•	monitoring the total risk and volatility of the Fund’s holdings.

INTECH seeks, over time, to outperform the Fund’s named benchmark index through its mathematical investment process. By applying a managed volatility approach, INTECH’s process also seeks to identify stocks for the Fund in a manner that reduces the overall portfolio volatility below that of the named benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the named benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results. The Fund may invest in exchange-traded funds or use futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

Portfolio Turnover
In general, the Fund intends to purchase securities for long-term investment consistent with INTECH’s mathematical investment process. To a limited extent, however, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment. As a result of INTECH’s mathematical investment process, the Fund may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Fund (including due to shareholder purchases and redemptions), and the nature of the Fund’s investments. Portfolio turnover rates are not a factor in making buy and sell decisions.

The rebalancing techniques used by the Fund may result in higher portfolio turnover compared to a “buy and hold” fund strategy. INTECH periodically rebalances the stocks in the portfolio to its target weighting versus the Fund’s named benchmark index, as determined by INTECH’s mathematical investment process.

Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on the Fund’s performance.

Real Estate-Related Securities
To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.

Securities Lending
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund

7 ï Janus Investment Fund

to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

Other Types of Investments
Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s investment objective. These securities and strategies may include:

•	debt securities (such as bonds, notes, and debentures)

•	indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)

•	various derivative transactions including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, inflation index, credit default, and total return), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs

•	securities purchased on a when-issued, delayed delivery, or forward commitment basis

RISKS OF THE FUND

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. The following information is intended to help you better understand some of the risks of investing in the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund.

Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles. In addition, the Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce

8 ï Janus Investment Fund

the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

Eurozone Risk. A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Exchange-Traded Funds Risk. The Fund may invest in exchange-traded funds (“ETFs”), which are typically open-end investment companies that are traded on a national securities exchange. ETFs typically incur fees, such as investment advisory fees and other operating expenses that are separate from those of the Fund, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. Further, the price movement of an ETF may fluctuate against the underlying securities or commodities it tracks and may result in a loss. Because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance.

The ETFs in which the Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, the Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodities risk.

Foreign Exposure Risks. The Fund will invest in foreign securities either indirectly through ETFs and various derivative instruments (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including securities of foreign and emerging markets governments, may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. These factors include:

•	Currency Risk. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

•	Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

•	Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

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•	Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Fund. Such factors may hinder the Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.

•	Geographic Investment Risk. To the extent that the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

•	Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Industry Risk. Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund’s investments, if any, in multiple companies in a particular industry increase the Fund’s exposure to industry risk.

Investment Process Risk. The focus on managed volatility may keep the Fund from achieving excess returns over the named benchmark index. In this regard, INTECH’s managed volatility strategy may underperform the Fund’s named benchmark index during certain periods of up markets, and in particular, most likely will underperform the benchmark index in sharply rising markets, and may not achieve the desired level of protection in down markets. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. There is a risk that INTECH’s method of assessing stocks will not result in the expected volatility or correlation characteristics. In either case, the Fund may not outperform the named benchmark index, and likely will underperform its named benchmark index. As a result of INTECH’s investment process, the Fund may tend to invest in the smaller capitalization members of the named benchmark index, or other stocks, that typically exhibit greater volatility, primarily because of the potential diversification gains due to the lower correlations of their performance to that of the larger capitalization members of the named benchmark index. Consequently, in conditions where market capital is temporarily concentrated in the larger stocks contained in the named benchmark index, and fewer stocks are driving benchmark index returns, the performance of the Fund may be negatively affected relative to the named benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact the Fund’s performance. In addition, others may attempt to utilize public information related to INTECH’s investment strategy in a way that may affect performance.

To minimize the risk of significant underperformance relative to the named benchmark index, INTECH has designed certain risk controls. For example, to help ensure that risk and trade costs are minimized, among other factors, INTECH employs a screening process to identify stocks that trade at a higher cost as well as constraints on stock weights in the Fund’s optimization. The Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, it may invest in exchange-traded funds or use futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of investments will work and their use could cause lower returns or even losses to the Fund.

Market Risk. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions,

10 ï Janus Investment Fund

including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund you may lose money.

The financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Real Estate Securities Risk. To the extent it holds equity and/or debt securities of real estate-related companies, the Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If the Fund has REIT investments, the Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses.

REIT Risk. To the extent that the Fund holds REITs, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which the Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.

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Management of the Fund

INVESTMENT ADVISER

Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. INTECH is responsible for the day-to-day management of the Fund’s investment portfolio subject to the general oversight of Janus Capital. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Fund.

Janus Capital (together with its predecessors) has served as investment adviser to Janus mutual funds since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.

The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).

Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and reallocate the Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). Janus Capital, subject to oversight and supervision by the Trustees, has responsibility to oversee any subadviser to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of subadvisers for the Fund. The order also permits the Fund to disclose subadvisers’ fees only in the aggregate in the SAI. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the affected Fund(s) would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.

The Trustees and the initial shareholder of INTECH Emerging Markets Managed Volatility Fund have approved the use of a manager-of-managers structure for the Fund.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Janus Capital provides office space for the Fund. Some expenses related to compensation payable to the Janus funds’ Chief Compliance Officer and compliance staff are shared with the Janus funds. The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Janus funds. The Janus funds pay these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund.

MANAGEMENT EXPENSES

The Fund pays Janus Capital an investment advisory fee and incurs expenses, including administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. The Fund’s investment advisory fee is calculated daily and paid monthly. The Fund’s advisory agreement details the investment advisory fee and other expenses that the Fund must pay. Janus Capital pays INTECH a subadvisory fee from its investment advisory fee for managing the Fund.

The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate). The investment advisory fee rate is aggregated to include all investment advisory fees paid by the Fund. The rate shown is a fixed rate based on the Fund’s average daily net assets. [To be updated by Amendment]

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Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Fund Name	of the Fund	(annual rate)
INTECH Emerging Markets Managed Volatility Fund(1)	All Asset Levels	[ ]

(1)	Janus Capital has agreed to waive its investment advisory fee and/or reimburse Fund expenses to the extent that the Fund’s total annual fund operating expenses (excluding administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain level until at least [ ]. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus, and additional information is included under “Expense Limitation” below. The waiver is not reflected in the contractual fee rate shown.

A discussion regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement and subadvisory agreement will be included in the Fund’s next annual or semiannual report to shareholders, following such approval. You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting a Janus representative at 1-800-525-3713. The reports are also available, free of charge, at janus.com/reports.

Expense Limitation
Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. Janus Capital has agreed to continue the waiver until at least [               ].

Fund Name	Expense Limit Percentage (%)
INTECH Emerging Markets Managed Volatility Fund(1)	[ ]

(1)	For a period beginning with the Fund’s commencement of operations [( )] and expiring on the third anniversary of the commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

SUBADVISER

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. INTECH (together with its predecessors), CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund. Janus Capital owns approximately 97% of INTECH.

INVESTMENT PERSONNEL

A team of investment professionals consisting of Adrian Banner, Vassilios Papathanakos, Joseph W. Runnels, and Phillip Whitman works together to implement the mathematical investment process. No one person of the investment team is primarily responsible for implementing the investment strategies of INTECH Emerging Markets Managed Volatility Fund.

Adrian Banner, Ph.D., has been Chief Executive Officer since November 2012 and Chief Investment Officer since January 2012. Dr. Banner, previously Co-Chief Investment Officer from January 2009 to December 2011, Senior Investment Officer from September 2007 to January 2009, and Director of Research from August 2002 to August 2007, joined INTECH in August 2002. He received his Ph.D. in Mathematics from Princeton University and holds a M.Sc. and a B.Sc. in Mathematics from the University of New South Wales, Australia. Dr. Banner has delivered lectures on the stability of market capitalization at a number of academic and professional conferences. Dr. Banner implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements.

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Vassilios Papathanakos, Ph.D., has been Deputy Chief Investment Officer since November 2012. Dr. Papathanakos, previously Director of Research from July 2007 to November 2012, joined INTECH in October 2006 as Associate Director of Research. He received his Ph.D. in Physics from Princeton University and holds a B.S. in Physics from the University of Ioannina, Greece. Dr. Papathanakos taught at Princeton University, at the undergraduate and graduate level. Dr. Papathanakos lectured on both theoretical and applied aspects of investing at a number of academic and professional conferences. Dr. Papathanakos implements the optimization process and collaborates in the execution of portfolio management and trading. He conducts mathematical research within the framework of Stochastic Portfolio Theory.

Joseph W. Runnels, CFA, has been Vice President of Portfolio Management since March 2003. Mr. Runnels joined INTECH in June 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.

Phillip Whitman, Ph.D., has been Director of Research since November 2012. Dr. Whitman joined INTECH in November 2010 as Associate Director of Research. Prior to joining INTECH, Dr. Whitman was enrolled in the Ph.D. program (mathematics) at Princeton University from 2005 through November 2010, where he also served as a Course Instructor (2008) and Assistant Instructor (2009) for Multivariable Calculus. He received his Ph.D. in Mathematics from Princeton University and holds a B.S. in Mathematics from the University of Texas. Dr. Whitman collaborates on theoretical and applied aspects of the mathematical investment process.

Information about the investment personnel’s compensation structure and other accounts managed is included in the SAI.

Conflicts of Interest
Janus Capital and INTECH each manage many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. To the extent that the Fund is an underlying fund in a Janus “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus “fund of funds” to the Fund. Purchases and redemptions of fund shares by a Janus “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund’s transaction costs. Large redemptions by a Janus “fund of funds” may cause a fund’s expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Fund’s SAI.

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Other information

DISTRIBUTION OF THE FUND

The Fund is distributed by Janus Distributors LLC (“Janus Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

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Distributions and taxes

DISTRIBUTIONS

To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. Distributions are made at the class level, so they may vary from class to class within the Fund.

Distribution Schedule
Dividends from net investment income and distributions of net capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well.

How Distributions Affect the Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund’s daily net asset value (“NAV”). The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

“Buying a Dividend”
If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact a Janus representative at 1-800-525-3713. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

DISTRIBUTION OPTIONS

When you open an account, it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to janus.com/individual, by calling a Janus representative, or by writing to the Fund at one of the addresses listed in the Shareholder’s Manual section of this Prospectus. The Fund offers the following options:

Reinvestment Option. You may reinvest your income dividends and capital gains distributions in additional shares.

Cash Option. You may receive your income dividends and capital gains distributions in cash.

Reinvest and Cash Option. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

Redirect Option. You may direct your dividends or capital gains distributions to purchase shares of another Janus fund.

The Fund reserves the right to reinvest uncashed dividend and distribution checks into your open non-retirement account at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested. For more information, refer to “Shareholder Services and Account Policies.”

TAXES

As with any investment, you should consider the tax consequences of investing in the Fund. The following is a general discussion of certain federal income tax consequences of investing in the Fund. The discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of

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investing in the Fund. You should consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.

Taxes on Distributions
Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of the Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on net investment income in tax years beginning on or after January 1, 2013. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares. The Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your tax adviser.

Taxes on Sales or Exchanges
Any time you sell or exchange shares of the Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.

The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends made on or after June 30, 2014, and payments of gross proceeds from sales of Fund shares made on or after December 31, 2016. Shareholders should consult their individual tax advisors regarding the possible implications of this legislation.

When shareholders sell Fund shares from a taxable account, they typically receive information on their tax forms that calculates their gain or loss using the average cost method. Prior to January 1, 2012, this information was not reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. In accordance with legislation passed by Congress in 2008, however, the Janus funds began reporting cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. The Fund will permit shareholders to elect their preferred cost basis method. In the absence of an election, the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments.

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Taxation of the Fund
Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.

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Shareholder’s manual

This Shareholder’s Manual is for those shareholders investing directly with the Fund. This section will help you become familiar with the different types of accounts you can establish with Janus. It also explains in detail the wide array of services and features you can establish on your account, as well as describes account policies and fees that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.

With certain limited exceptions, the Fund is generally available only to shareholders residing in the United States and employees of Janus or its affiliates. For purposes of this policy, the Fund requires that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Fund.

DOING BUSINESS WITH JANUS

The Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds. Under certain limited circumstances, shareholders of other Janus share classes who no longer wish to hold shares through an intermediary may be eligible to purchase Class D Shares.

In addition, directors, officers, and employees of Janus Capital Group Inc. (“JCGI”) and its affiliates, as well as Trustees and officers of the Fund, may purchase Class D Shares. Under certain circumstances, where there has been a change in the form of ownership due to, for example, mandatory retirement distributions, legal proceedings, estate settlements, or the gifting of Shares, the recipient of Class D Shares may continue to purchase Class D Shares.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. You should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. If you would like additional information about the other available share classes, please call 1-800-525-3713.

Online – janus.com – 24 hours a day, 7 days a week

At janus.com/individual* existing shareholders can:

•	Open the following types of accounts: individual, joint, UGMA/UTMA, Traditional and Roth IRAs, Simplified Employee Pension (“SEP”) IRAs, and Coverdell Education Savings Accounts
•	Review your account or your complete portfolio
•	Buy, exchange, and sell Janus funds
•	View your personalized performance
•	Analyze the fees associated with your investment (www.finra.org/fundanalyzer)
•	Obtain Fund information and performance
•	Update personal information
•	Receive electronic daily, quarterly, and year-end statements, semiannual and annual reports, prospectuses, and tax forms

*	Certain account or transaction types may be restricted from being processed through janus.com. If you would like more information about these restrictions, please contact a Janus representative.

Janus XpressLinetm 1-888-979-7737 • 24-hour automated phone system Janus Representatives 1-800-525-3713 TDD For the speech and hearing impaired. 1-800-525-0056	Mailing Address Janus P.O. Box 55932 Boston, MA 02205-5932 For Overnight Mail Janus 30 Dan Road, Suite 55932 Canton, MA 02021-2809

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MINIMUM INVESTMENTS*

To open a new regular Fund account	$2,500

To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$500

To add to any existing type of Fund account without an automatic investment program	$100

To add to any existing type of Fund account with an automatic investment program	$50

*	The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part. Participants in certain retirement plans, including but not limited to, Janus prototype Money Purchase Pension and Profit Sharing plans, SEP IRAs, SAR SEP IRAs, or outside qualified retirement plans, may not be subject to the stated minimums. Employees of Janus Capital, its wholly-owned subsidiaries, INTECH, and Perkins may open Fund accounts for $100.

Minimum Investment Requirements
Due to the proportionately higher costs of maintaining small accounts, the Fund reserves the right to deduct an annual $25 minimum balance fee per Fund account (paid to Janus Services) with values below the minimums described under “Minimum Investments” or to close Fund accounts valued at less than $100. This policy may not apply to accounts that fall below the minimums solely as a result of market value fluctuations or to those accounts not subject to a minimum investment requirement. The fee or account closure will occur during the fourth quarter of each calendar year. You may receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.

TYPES OF ACCOUNT OWNERSHIP

Please refer to janus.com/individual or an account application for specific requirements to open and maintain an account.

Individual or Joint Ownership
Individual accounts are owned by one person. Joint accounts have two or more owners.

Trust
An established trust can open an account. The names of each trustee, the name of the trust, and the date of the trust agreement must be included on the application.

Business Accounts
Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS

Please refer to janus.com/individual or an account application for specific requirements to open and maintain an account. Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via janus.com/individual.

Investing for Your Retirement
Please visit janus.com/individual or call a Janus representative for more complete information regarding the different types of IRAs available. Distributions from these plans may be subject to income tax and generally to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

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Traditional and Roth IRAs
Both IRAs allow most individuals with earned income to contribute up to the lesser of $5,500 or 100% of compensation, with future years increased by cost-of-living adjustments. In addition, IRA holders age 50 or older may contribute $1,000 more than these limits.

Simplified Employee Pension (“SEP”) IRA
This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a “SEP-IRA”) to be set up for each SEP participant.

Profit Sharing or Money Purchase Pension Plans
These plans are open to corporations, partnerships, and small business owners (including sole proprietors) for the benefit of their employees and themselves. You may only open and maintain this type of account via written request. Please contact a Janus representative for more information.

ACCOUNTS FOR THE BENEFIT OF A CHILD

Custodial Accounts (UGMA or UTMA)
An UGMA/UTMA account is a custodial account managed for the benefit of a minor.

Coverdell Education Savings Account
This tax-deferred plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally tax-free when used for qualified education expenses.

Please refer to the following for information regarding opening an account and conducting business with Janus.

TO OPEN AN ACCOUNT OR BUY SHARES

Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.

As previously noted, with certain limited exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.

Online

•	You may open a new Fund account or you may buy shares in an existing Fund account. You may elect to have Janus electronically withdraw funds from your designated bank account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via janus.com/individual. A real-time confirmation of your transaction will be provided via janus.com/individual.

By Telephone

•	For an existing account, you may use Janus XpressLine™ to buy shares 24 hours a day, or you may call a Janus representative during normal business hours. Janus will electronically withdraw funds from your designated bank account.

•	You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus representative.

By Mail/In Writing

•	To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.

•	To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

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By Automated Investments

•	To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($50 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.

•	You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($50 minimum) invested directly into your Fund account.

Note:	For more information, refer to “Paying for Shares.”

TO EXCHANGE SHARES

As previously noted, with certain limited exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.

Online

•	Exchanges may be made online at janus.com/individual.

By Telephone

•	Generally all accounts are automatically eligible to exchange shares by telephone. To exchange all or a portion of your shares into any other available Janus fund, call Janus XpressLine™ or a Janus representative.

By Mail/In Writing

•	To request an exchange in writing, please follow the instructions in “Written Instructions.”

By Systematic Exchange

•	You determine the amount of money you would like automatically exchanged from one Fund account to another on any day of the month.

Note:	For more information, refer to “Exchanges.”

TO SELL SHARES

As previously noted, with certain limited exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Fund.

Online

•	Redemptions may be made online at janus.com/individual.

By Telephone

•	Generally all accounts are automatically eligible to sell shares by telephone. To sell all or a portion of your shares, call Janus XpressLine™ or a Janus representative. The Fund reserves the right to limit the dollar amount that you may redeem from your account by telephone.

By Mail/In Writing

•	To request a redemption in writing, please follow the instructions in “Written Instructions.”

By Systematic Redemption

•	This program allows you to sell shares worth a specific dollar amount from your Fund account on a regular basis.

Note:	For more information, refer to “Payment of Redemption Proceeds.”

PRICING OF FUND SHARES

The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund’s NAV is calculated as of the close of

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the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission (“SEC”). Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s Shares.

All purchases, exchanges, and redemptions will be duly processed at the NAV as described under “Policies in Relation to Transactions” after your request is received in good order by the Fund or its agents.

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by a pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Fund uses systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Due to the subjective nature of systematic fair value pricing, the Fund’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund’s portfolio securities and the reflection of such change in the Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund’s fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

Policies in Relation to Transactions
All requests, including but not limited to, exchanges between the Fund and other Janus funds, purchases by check or automated investment, redemptions by wire transfer, ACH transfer, or check, must be received in good order by the Fund or its agents prior to the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) in order to receive that day’s NAV. Transaction requests submitted in writing and mailed to Janus’ P.O. Box, once delivered, are considered received for processing the following business day. Transactions involving funds which pay dividends will generally begin to earn dividends, as applicable, on the first bank business day following the date of purchase.

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ADMINISTRATIVE SERVICES FEES

The Fund pays an annual administrative services fee of 0.12% of net assets of Class D Shares. These administrative services fees are paid by Class D Shares of the Fund. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

With respect to other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay fees, from their own assets, to selected brokerage firms or other financial intermediaries that sell the Janus funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary and when considering which share class of a fund is most appropriate.

In addition, with respect to certain other share classes not offered in this Prospectus, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

Further, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Fund. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

The receipt of (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds’ shares over sales of another Janus funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus funds over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, when considering which share class of the Fund is most appropriate for you.

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PAYING FOR SHARES

As previously noted, with certain limited exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to buy shares.

Please note the following when purchasing Shares:

•	Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks, line of credit checks, or money orders will not be accepted.

•	All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted non-U.S. bank.

•	Purchases initiated using a bill-pay service (or an equivalent) and presented either electronically or in the form of a check are considered direct deposit transactions.

•	When purchasing Shares through the Automatic Investment Program, if no date or dollar amount is specified on your application, investments of $50 will be made on the 20th of each month. Your first automatic investment may take up to two weeks to establish. If the balance in the Janus fund account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Investment Program will be discontinued.

•	We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase Shares of the Fund by submitting good funds via another method accepted by the Fund (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.

•	The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund’s policy on excessive trading, refer to “Excessive Trading.”

•	If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in Janus Money Market Fund. For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus to (i) buy shares of another Janus fund or (ii) sell shares of Janus Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of Janus Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for your account in that closed fund, your account must be open and your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in Janus Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in Janus Money Market Fund until the new fund’s commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from Janus Money Market Fund to the new fund. All orders for purchase, exchange, or redemption will receive the NAV as described under “Policies in Relation to Transactions.”

•	For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

•	If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), Janus is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, Janus may temporarily limit additional share purchases. In addition, Janus may close an account if it is unable to verify a shareholder’s identity. Please contact a Janus representative if you need additional assistance when completing your application or additional information about the Anti-Money Laundering Program.

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In an effort to ensure compliance with this law, Janus’ Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

The Fund has also adopted an identity theft policy (“Red Flag Policy”) to detect, prevent, and mitigate patterns, practices, or specific activities that indicate the possible existence of identity theft. The Fund is required by law to obtain certain personal information which will be used to verify your identity. The Red Flag Policy applies to the opening of Fund accounts and activity with respect to existing accounts.

EXCHANGES

As previously noted, with certain limited exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.

Please note the following when exchanging shares:

•	An exchange represents the redemption (or sale) of shares from the Fund and the purchase of shares of another fund, which may produce a taxable gain or loss in a non-retirement account.

•	You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust.

•	You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. The Fund’s fees and expenses differ between share classes. Exchanging from a direct share class to one held through an intermediary typically results in increased expenses. This is because share classes distributed through intermediaries include additional fees for administration and/or distribution to pay for services provided by intermediaries. Please read the Prospectus for the share class you are interested in prior to investing in that share class.

•	New regular Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)

•	UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs, and Coverdell Education Savings Accounts established by exchange must meet the minimum investment requirements previously described. If the value of the Janus fund account you are exchanging from is less than the stated minimum, you must exchange the entire balance. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)

•	New Janus fund non-retirement accounts established by an exchange (or exchange purchases to an existing Roth IRA) resulting from a required minimum distribution from a retirement account do not have an initial minimum investment requirement. (If your Janus fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)

•	Exchanges between existing Janus fund accounts must meet the $100 subsequent investment requirement.

•	For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.

•	The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you make more than one round trip in the Fund in a 90-day period and may bar future purchases in the Fund or any of the other Janus funds. Different restrictions may apply if you invest through an intermediary. For more information about the Fund’s policy on excessive trading, refer to “Excessive Trading.”

•	The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

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•	With certain limited exceptions, exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you will need to meet criteria for investing in the closed fund.

Note: For the fastest and easiest way to exchange shares, log on to janus.com/individual* 24 hours a day, 7 days a week.

*	Certain account types do not allow transactions via janus.com. For more information, access janus.com/individual or refer to this Shareholder’s Manual.

PAYMENT OF REDEMPTION PROCEEDS

As previously noted, with certain limited exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Fund.

By Electronic Transfer – Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided.

•	Next Day Wire Transfer – Your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer). You may be charged a fee for each wire transfer, and your bank may charge an additional fee to receive the wire.

•	ACH (Automated Clearing House) Transfer – Your redemption proceeds can be electronically transferred to your predesignated bank account on or about the second bank business day after receipt of your redemption request. There is no fee associated with this type of electronic transfer.

By Check – Redemption proceeds will be sent to the shareholder(s) of record at the address of record normally within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.

By Systematic Redemption – If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.

Generally, orders to sell Shares may be initiated at any time at janus.com/individual, by telephone, or in writing. Certain tax-deferred accounts may require a written request. If the Shares being sold were purchased by check or automated investment, the Fund can delay the payment of your redemption proceeds for up to 15 days from the day of purchase to allow the purchase to clear. In addition, there may be a delay in the payment of your redemption proceeds if you request a redemption by electronic transfer and your bank information is new. Unless you provide alternate instructions, your proceeds will be invested in Shares of Janus Money Market Fund during the 15-day hold period.

The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Note: For the fastest and easiest way to redeem shares, log on to janus.com/individual* 24 hours a day, 7 days a week.

*	Certain account types do not allow transactions via janus.com. For more information, access janus.com/individual or refer to this Shareholder’s Manual.

Large Shareholder Redemptions
Certain accounts or Janus affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s Shares. Redemptions by these accounts of their holdings in the Fund may negatively impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage costs.

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Redemptions In-Kind
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions.

While the Fund may pay redemptions in-kind, the Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs.

WRITTEN INSTRUCTIONS

To redeem or exchange all or part of your Shares in writing, your request should be sent to one of the addresses listed under “Doing Business with Janus.” Requests or documents received in a language other than English may be inadvertently delayed or returned due to an inability to accurately translate the intended instructions. Please include the following information:

•	the name of the Janus fund(s) being redeemed or exchanged;
•	the account number(s);
•	the amount of money or number of shares being redeemed or exchanged;
•	the name(s) on the account;
•	the signature(s) of one or more registered account owners; and
•	your daytime telephone number.

SIGNATURE GUARANTEE

A signature guarantee for each registered account owner is required if any of the following is applicable:

•	You request a redemption by check above a certain dollar amount.
•	You would like a check made payable to anyone other than the shareholder(s) of record.
•	You would like a check mailed to an address that has been changed within 10 days of the redemption request.
•	You would like a check mailed to an address other than the address of record.
•	You would like your redemption proceeds sent to a bank account other than a bank account of record.

The Fund reserves the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

A signature guarantee may be refused if any of the following is applicable:

•	It does not appear valid or in good form.
•	The transaction amount exceeds the surety bond limit of the signature guarantee.
•	The guarantee stamp has been reported as stolen, missing, or counterfeit.

How to Obtain a Signature Guarantee
A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if it has the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

EXCESSIVE TRADING

Excessive Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps

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to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund’s exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. Direct investors should be aware that the Fund is also available for purchase through third party intermediaries. As described below, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

The Fund attempts to deter excessive trading through at least the following methods:

•	exchange limitations as described under “Exchanges;”
•	trade monitoring; and
•	fair valuation of securities as described under “Pricing of Fund Shares.”

Generally, a purchase and redemption of Shares from the Fund (i.e., “round trip”) within 90 calendar days may result in enforcement of the Fund’s excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

The Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in the Fund over a 90-day period, and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund’s excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus funds by a Janus “fund of funds,” which is a fund that primarily invests in other Janus mutual funds; and (iii) identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations.

The Fund’s Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days’ notice to shareholders of that fund.

Investors in other share classes who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund’s excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund’s excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

Certain transactions in Fund shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund’s methods to detect and deter excessive trading.

The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund’s investment personnel believe they

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would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

The Fund’s policies and procedures regarding excessive trading may be modified at any time by the Fund’s Trustees.

Excessive Trading Risks
Excessive trading may present risks to the Fund’s long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, for share classes sold through financial intermediaries, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund’s identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

•	Full Holdings. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings (excluding derivatives, short positions, and other investment positions) consisting of at least the names of the holdings are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under the Fund’s Holdings & Details tab at janus.com/allfunds.

The Fund may provide, upon request, historical full holdings at any time subject to a written confidentiality agreement.

•	Top Holdings. The Fund’s top portfolio holdings, consisting of security names only in alphabetical order and aggregate percentage of the Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

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•	Other Information. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital’s Chief Investment Officer(s) or their delegates. All exceptions shall be preapproved by the Chief Compliance Officer or his designee. Such exceptions may be made without prior notice to shareholders. A summary of the Fund’s portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund’s SAI.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

Address Changes
For the easiest way to change the address on your account, visit janus.com/individual. You may also call a Janus representative or send a written request signed by one or more shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account, and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

Bank Account Changes
For the easiest way to change your bank account of record or add new bank account information to your account, visit janus.com/individual. You may also send a written request signed by the shareholder of record or each shareholder of record if more than one. Please note that you may change or add bank information online at janus.com/individual for purchases only. Certain tax-deferred accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at janus.com/individual or over the telephone. If the added bank account is a joint tenant/tenants in common account, at least one name on the bank account must match one name on the Fund account. There may be a delay in the payment of your redemption proceeds if you request a redemption by electronic transfer to a new bank or bank account.

Distributions
Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janus.com/individual, call a Janus representative, or send a written request signed by one or more shareholder(s) of record.

Your non-retirement Fund account distribution checks may be reinvested in your Fund account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Involuntary Redemptions
The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund. This includes, but is not limited to, accounts that the Fund or its agents believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.

Lost (Unclaimed/Abandoned) Accounts
It is important that the Fund maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund as undeliverable. Based upon statutory requirements for returned mail, Janus will attempt to locate the shareholder or rightful owner of the account. If Janus is unable to locate the shareholder, then Janus is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record

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determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.

Online and Telephone Transactions
You may initiate many transactions through janus.com/individual or by calling Janus XpressLine™. You may also contact a Janus representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit janus.com/individual or call a Janus representative. The Fund and its agents will not be responsible for any losses, costs, or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

Your ability to access your account or transact business electronically may be impacted due to unexpected circumstances, such as system outages, or during periods of increased web activity. For example, periods of substantial market change or other unexpected events can contribute to high call volumes, which may delay your ability to reach a Janus representative by telephone.

If you experience difficulty transacting business with us through a particular method, please consider using an alternate method, such as visiting janus.com/individual, calling Janus XpressLine™, contacting a Janus representative by telephone, or sending written instructions to complete your transaction. Please remember that purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the NYSE in order to receive that day’s NAV.

Your account information, including online credentials, should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if that person is able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

Registration Changes
To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janus.com/individual or call a Janus representative for further instructions.

Statements, Reports, and Prospectuses
We will send you quarterly confirmations of all transactions. You may elect at janus.com/edelivery to discontinue delivery of your paper statements, and instead receive them online. In addition, at janus.com/individual, the Fund will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Fund reserves the right to charge a fee for additional account statement requests.

The Fund produces financial reports that include a complete list of the Fund’s portfolio holdings semiannually, and updates its prospectus annually. You may elect to receive these reports and prospectus updates electronically at janus.com/edelivery. The Fund’s fiscal year ends June 30.

Unless you instruct Janus otherwise by contacting a Janus representative, the Fund will mail only one report or prospectus to your address of record (“household”), even if more than one person in your household has a Fund account. This process, known as “householding,” reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus representative or send a written request signed by one or more shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Fund receives your instructions.

Taxpayer Identification Number
On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.

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Temporary Suspension of Services
The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. As previously noted, the Fund may postpone payment of redemption proceeds for up to seven calendar days. In addition, the right to require the Fund to redeem its Shares may be suspended or the date of payment may be postponed beyond seven calendar days whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable. The exchange privilege may also be suspended in these circumstances.

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Financial highlights

No financial highlights are presented for the Fund since the Fund is new.

34 ï Janus Investment Fund

Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest, as well as some general investment terms. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

EQUITY AND DEBT SECURITIES

Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.

Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund’s NAV.

Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).

Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

Duration is the time it will take investors to recoup their investment in a bond. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity.

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Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”

Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Mortgage dollar rolls are transactions in which a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

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Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

FUTURES, OPTIONS, AND OTHER DERIVATIVES

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.

Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component

37 ï Janus Investment Fund

may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.

Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund

38 ï Janus Investment Fund

may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.

Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.

Leverage occurs when a Fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Fund to leveraged market exposure to commodities. In addition, a Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

Net long is a term used to describe when a Fund’s assets committed to long positions exceed those committed to short positions.

Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting a Janus representative at 1-800-525-3713. The Fund’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/reports. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports. In the Fund’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period.

The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund’s Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.

janus.com

P.O. Box 55932
Boston, MA 02205-5932
1-800-525-3713

The Trust’s Investment Company Act File No. is 811-1879.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Statement of Additional Information Dated October 3, 2014

	Class A	Class C	Class D	Class I	Class N	Class S	Class T
	Shares	Shares	Shares†	Shares	Shares	Shares	Shares
	Ticker	Ticker	Ticker	Ticker	Ticker	Ticker	Ticker
Mathematical
INTECH Emerging Markets Managed Volatility Fund	[ ]	[ ]	[ ]	[ ]	[ ]*	[ ]	[ ]
Janus Investment Fund
Statement of Additional Information
† Class D Shares are closed to certain new investors.
* Not currently offered.
This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class S Shares, and Class T Shares (collectively, the “Shares”) of INTECH Emerging Markets Managed Volatility Fund, which is a separate series of Janus Investment Fund, a Massachusetts business trust (the “Trust”). This series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies.
This SAI is not a Prospectus and should be read in conjunction with the Fund’s Prospectuses dated [             , 2014], and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). This SAI contains additional and more detailed information about the Fund’s operations and activities than the Prospectuses. The Annual and Semiannual Reports (as they become available) are available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janus.com/info (or janus.com/reports if you hold Class D Shares), or by contacting a Janus representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

Classification, Investment Policies and Restrictions, and Investment Strategies and Risks	2

Investment Adviser and Subadviser	21

Custodian, Transfer Agent, and Certain Affiliations	32

Portfolio Transactions and Brokerage	34

Shares of the Trust	35
Net Asset Value Determination	35
Purchases	36
Distribution and Shareholder Servicing Plans	37
Redemptions	38

Income Dividends, Capital Gains Distributions, and Tax Status	40

Trustees and Officers	44

Principal Shareholders	55

Miscellaneous Information	56
Shares of the Trust	57
Shareholder Meetings	57
Voting Rights	58
Master/Feeder Option	58
Independent Registered Public Accounting Firm	58
Registration Statement	58

Financial Statements	59

Classification, investment policies and restrictions,
and investment strategies and risks

JANUS INVESTMENT FUND
This Statement of Additional Information includes information about INTECH Emerging Markets Managed Volatility Fund (the “Fund”), which is a series of the Trust, an open-end, management investment company.
CLASSIFICATION
The Investment Company Act of 1940, as amended (“1940 Act”), classifies mutual funds as either diversified or nondiversified. The Fund is classified as diversified.
ADVISER
Janus Capital Management LLC (“Janus Capital” or “Janus”) is the investment adviser for the Fund and is responsible for the general oversight of the subadviser.
SUBADVISER
INTECH Investment Management LLC (“INTECH”) is the investment subadviser for the Fund.
INVESTMENT POLICIES AND RESTRICTIONS
The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or particular class of shares if a matter affects just the Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Fund.
(1) With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
The Fund may not:
(2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities).
(3) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(4) Lend any security or make any other loan if, as a result, more than one-third of the Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).
(5) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.
(6) Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps, or forward transactions. The Fund may not issue “senior securities” in contravention of the 1940 Act.
(7) Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.
As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.
The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:
(1) If the Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).
(2) The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, the Fund may engage in short sales other than against the box, which involve selling a security that the Fund borrows and does not own. The Trustees may impose limits on the Fund’s investments in short sales, as described in the Fund’s Prospectuses. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.
(3) The Fund does not intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.
(4) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund’s net asset value (“NAV”), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.
(5) The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund’s investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of liquidity factors affecting the security.
(6) The Fund may not invest in companies for the purpose of exercising control of management.
Under the terms of an exemptive order received from the Securities and Exchange Commission (“SEC”), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.
For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.
For purposes of the Fund’s fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.
For purposes of the Fund’s policies on investing in particular industries, effective December 2013, the Janus mutual funds rely primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by MSCI with respect to equity investments and classifications published by Barclays for fixed-income investments. Funds with both equity and fixed-income components will rely on industry classifications published by Bloomberg L.P. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications consistent with relevant SEC staff interpretations. The Fund may change any source used for determining industry classifications without prior shareholder notice or approval.
INVESTMENT STRATEGIES AND RISKS
Diversification
Funds are classified as either “diversified” or “nondiversified.” Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” This gives a fund that is classified as nondiversified more flexibility to focus its investments in companies that the investment personnel have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.
Cash Position
As discussed in the Prospectuses, the Fund’s cash position may temporarily increase under various circumstances. Securities that the Fund may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. The Fund may also invest in affiliated or non-affiliated money market funds. (Refer to “Investment Company Securities.”)
The Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Fund may use exchange-traded funds as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund may also invest its cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program (the “Cash Sweep Program”). Through this program, the Fund may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the Fund’s otherwise applicable percentage limits, policies, or its normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.
Illiquid Investments
Although the Fund intends to invest in liquid securities, the Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Fund. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization (“NRSRO”). Investments in Rule 144A Securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Fund’s liquidity procedures if traded in that market. Such securities will be treated as “restricted” if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the “1933 Act”).
If illiquid securities exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce its holdings of illiquid securities in an orderly fashion. Because illiquid securities may not be readily marketable, the investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of the Fund to decline.
Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete, among other things, certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Fund may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, the Fund cannot vote the shares. The Fund does not have discretion to pull back lent shares before proxy record dates and vote proxies if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser. An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and the affiliated cash management vehicle in which the cash collateral is invested, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and the cash management vehicle. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing the cash management vehicle used for the securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Equity Securities
The Fund may invest in equity securities, which include, but are not limited to, common and preferred stocks, securities convertible or exchangeable into common stock, and warrants.
Common Stock. Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.
A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Warrants. Warrants constitute options to purchase equity securities at a specific price and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying equity securities. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the common stock to rise. The price of a warrant may be more volatile than the price of its underlying security. A warrant becomes worthless if it is not exercised within the specified time period.
Financial Services Risk
To the extent that the Fund invests a significant portion of its assets in the financial services sector, the Fund will have more exposure to the risks inherent to the financial services sector. Financial services companies may be adversely affected by changes in regulatory framework or interest rates that may negatively affect financial services businesses; exposure of a financial institution to a nondiversified or concentrated loan portfolio; exposure to financial leverage and/or investments or agreements that, under certain circumstances, may lead to losses; and the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all financial services companies.
Natural Disasters and Extreme Weather Conditions
Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Cyber Security Risk
With the increased use of the Internet to conduct business, the Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.
Cyber security failures or breaches by the Fund’s third party service providers (including, but not limited to, Janus Capital, custodians, transfer agents, and financial intermediaries), or the subadviser, may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may incur incremental costs to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While Janus Capital has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.
Foreign Securities
The Fund will invest in foreign securities either indirectly through exchange-traded funds (“ETFs”) and various derivative instruments (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
Currency Risk. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Fund. Such factors may hinder the Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.
Geographic Investment Risk. To the extent that the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Eurozone Risk. In recent years, a number of countries in the European Union (“EU”) have experienced economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU.
Certain countries in the EU have had to accept assistance from supra governmental agencies such as the International Monetary Fund and the recently created European Financial Service Facility. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

In addition, there is the continued risk that one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments.
All of these developments have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Emerging Markets. The Fund will invest its assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets IndexSM. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries as previously discussed under “Foreign Securities.” The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business.
The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, the Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. The Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.
Investment Company Securities
From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits the Fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of the Fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If the Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Fund may invest its cash holdings in affiliated or non-affiliated money market funds as part of a Cash Sweep Program. The Fund may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the Fund invests in money market funds or other funds, the Fund will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the Cash Sweep Program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, as the adviser to the Fund and the money market funds or other funds or investment vehicles in which the Fund may invest, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the Fund and the money market funds and other funds.
Investment companies may include index-based investments such as ETFs, which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Fund, to acquire their securities in excess of the limits of the 1940 Act.
Depositary Receipts
To the extent that they may be included in its benchmark index, the Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, regulatory risk, market risk, and geographic investment risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Fund’s Prospectuses.
U.S. Government Securities
To the extent the Cash Sweep Program may invest in U.S. Government securities, the Fund may have exposure to such instruments. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which the Fund may invest include U.S. Treasury securities, including Treasury Inflation-Protected Securities (“TIPS”), and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business

Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which the Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Real Estate Investment Trusts (“REITs”)
Within the parameters of its specific investment policies and to the extent that they may be included in the Fund’s benchmark index, the Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.
Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
Repurchase and Reverse Repurchase Agreements
Investments made through the Cash Sweep Program are typically in repurchase agreements. When the Fund participates in the Cash Sweep Program, it has exposure to repurchase agreements, as well as to reverse repurchase agreements to the extent the Cash Sweep Program utilizes those investments. In a repurchase agreement, an investor purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Cash Sweep Program to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Cash Sweep Program may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent the Fund’s collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose the Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.
The Fund may have exposure to reverse repurchase agreements through the Cash Sweep Program. Reverse repurchase agreements are transactions in which an investor sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Cash Sweep Program will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.
Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund’s portfolio, although the Fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. The Fund will limit its investments in reverse repurchase agreements to one-third or less of its total assets.
Loans
To the extent the Cash Sweep Program may invest in loans, the Fund may have exposure to various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. The loans in which the Fund may invest may be denominated in U.S. or non-U.S. currencies, including the euro. Some of the Fund’s bank loan investments may be deemed illiquid and therefore would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid securities, when combined with the Fund’s other illiquid investments.
Bank Loans. Bank loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings, and may be offered on a public or private basis. These investments may include institutionally-traded floating and fixed-rate debt securities. Bank loans often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged and may be distressed or involved in bankruptcy proceedings. The Cash Sweep Program generally invests in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. To the extent the Cash Sweep Program invests in non-U.S. bank loan investments, those investments are subject to the risks of foreign investment, including Eurozone risk. Some bank loans may be purchased on a “when-issued” basis.

When the Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by the Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, the Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligations or that the collateral could be liquidated.
If the Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. The Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. The Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by the Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund’s NAV.
The borrower of a loan in which the Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in the Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.
Floating Rate Loans. The Fund may have exposure to floating rate loans through its investments in the Cash Sweep Program. Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an “agent”) for a lending group or “syndicate” of financial institutions. In most cases, the Cash Sweep Program relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as the Fund, and the agent may determine to waive certain covenants contained in the loan agreement that the Fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, the Fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The Cash Sweep Program investment team performs a credit analysis on the borrower but typically does not perform a credit analysis on the agent or other intermediate participants.
Floating rate loans have interest rates that adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the rate paid on large certificates of deposit traded in the secondary markets (“CD rate”). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in the Fund’s NAV as a result of changes in interest rates. The Fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.
While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest may not be fully funded at the time of investment. These types of loans include revolving loans, bridge loans, DIP loans, and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower’s discretion. As such, the Fund would need to maintain assets sufficient to meet its contractual obligations. In cases where the Fund invests in revolving loans, bridge loans, DIP loans, or delayed draw term loans, the Fund will maintain high-quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to the Fund than investments in floating rate loans or other investments. Loans involving revolving credit facilities, bridge financing, DIP loans, or delayed draw terms may require the Fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, the Fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.
Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.
The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Other Securities. To the extent the Cash Sweep Program may invest in other types of securities, the Fund may have exposure to subordinated or junior debt, mezzanine loans secured by the stock of the company that owns the assets, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates.
Confidential Information. With respect to certain loan transactions, including but not limited to private placements, the Fund may determine not to receive confidential information. Such a decision may place the Fund at a disadvantage relative to other investors in loans who determine to receive confidential information, as the Fund may be limited in its available investments or unable to make accurate assessments related to certain investments.
In cases where Janus Capital receives material, nonpublic information about the issuers of loans that may be held in the Fund’s holdings, Janus Capital’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information, to the extent required by applicable law. Such limitations on the ability to trade in the loans and/or other securities of the issuer could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.
In addition, because the Fund becomes a creditor of an issuer when holding a bond, Janus Capital may from time to time participate on creditor committees on behalf of the Fund. These are committees formed by creditors to negotiate with management of the issuer and are intended to protect the rights of bondholders in the event of bankruptcy, bond covenant default, or other issuer-related financial problems. Participation on creditor committees may expose Janus Capital or the Fund to material non-public information of the issuer, restricting the Fund’s ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation on creditor committees may also expose the Fund to federal bankruptcy laws or other laws governing rights of debtors and creditors. Additionally, such participation may subject the Fund to expenses such as legal fees. Janus Capital will only participate on creditor committees on behalf of the Fund when it believes such participation is necessary or desirable to protect the value of portfolio securities or enforce the Fund’s rights as a creditor.

Defaulted Securities
The Fund may hold defaulted securities to the extent they are included in the benchmark index. Defaulted securities will be included in the Fund’s limit on investments in bonds rated below investment grade. Notwithstanding the investment personnel’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
Disposition of Portfolio Securities. Although the Fund generally will purchase securities for which its investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any such securities to amounts that the investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Fund’s ability to readily dispose of securities to meet redemptions.
Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.
Futures, Options, and Other Derivative Instruments
The Fund may invest, to a limited extent, in certain types of derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. The Fund may also invest in long-term equity anticipation securities (“LEAPS”). LEAPS are publicly traded options contracts with expiration dates of longer than one year. The longer expiration date of LEAPS offers the opportunity for the Fund to gain exposure to prolonged price changes without having to invest in a combination of shorter-term traditional options contracts. LEAPS may be purchased for individual stocks or for equity indices.
The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions), or for speculative (to seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations. (See “Income Dividends, Capital Gains Distributions, and Tax Status.”)
Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:
Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.
In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced by using collateral and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.
PORTFOLIO TURNOVER
As of the date of this SAI, portfolio turnover rates are not available for the Fund because the Fund is new.
PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

•	Full Holdings. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings (excluding derivatives, short positions, and other investment positions) consisting of at least the names of the holdings are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janus.com/info (or under the Fund’s Holdings & Details tab at janus.com/allfunds if you hold Class D Shares).

The Fund may provide, upon request, historical full holdings at any time subject to a written confidentiality agreement.

•	Top Holdings. The Fund’s top portfolio holdings, consisting of security names only in alphabetical order and aggregate percentage of the Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

•	Other Information. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.
The Janus funds’ Trustees, officers, and primary service providers, including investment advisers identified in this SAI, distributors, administrators, transfer agents, custodians, securities lending agents, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings. Any confidentiality agreement entered into regarding disclosure of a Janus fund’s portfolio holdings includes a provision that portfolio holdings are the confidential property of that Janus fund and may not be shared or used directly or indirectly for any purpose (except as specifically provided in the confidentiality agreement), including trading in fund shares.
Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital’s Chief Compliance Officer or Ethics Committee that a Janus fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds’ Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.
Under extraordinary circumstances, Janus Capital’s Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.
To the best knowledge of the Janus funds, as of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above under ongoing arrangements with the funds and/or Janus Capital, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of one or more subadvisers and their products. [To be updated by amendment]

Name	Frequency	Lag Time
Abu Dhabi Investment Council	As needed	Current
ACA Compliance Group	As needed	Current
Alan Biller and Associates	Quarterly	Current
Allianz Investment Management LLC	As needed	Current
ALPS Distributors, Inc.	As needed	Current
AnchorPath Financial, LLC	As needed	Current
Aon Hewitt	As needed	Current
Apex Systems, Inc.	As needed	Current
Aprimo, Inc.	As needed	Current
Athena Investment Services	As needed	Current
Barclays Capital Inc.	Daily	Current
Barra, Inc.	Daily	Current
Blue Sky Group B.V.	As needed	Current
BNP Paribas	Daily	Current
BNP Paribas Prime Brokerage, Inc.	Daily	Current
BNP Securities Corp.	Daily	Current
BNY Mellon Performance and Risk Analytics, LLC	Monthly	Current
Brockhouse & Cooper Inc.	Quarterly	Current
Brown Brothers Harriman & Co.	Daily	Current
Callan Associates Inc.	As needed	Current
Cambridge Associates LLC	Quarterly	Current
Canterbury Consulting Inc.	Monthly	Current
Carr Communications NYC, LLC	As needed	Current
Charles River Brokerage, LLC	As needed	Current
Charles River Systems, Inc.	As needed	Current
Charles Schwab & Co., Inc.	As needed	Current
CMS BondEdge	As needed	Current
Compri Consulting, Inc.	Daily	Current
Consulting Services Group, LLC	As needed	Current
Corporate Compliance Partners LLC	As needed	Current
Deloitte & Touche LLP	As needed	Current
Deloitte Tax LLP	As needed	Current
DeMarche Associates	As needed	Current
Deutsche Bank AG, New York Branch	As needed	Current
DTCC Loan/SERV LLC	Daily	Current
Eagle Investment Systems Corp.	As needed	Current
Ennis, Knupp & Associates, Inc.	As needed	Current
Envestnet Asset Management Inc.	As needed	Current
Ernst & Young LLP	As needed	Current
FactSet Research Systems, Inc.	As needed	Current
Financial Express Limited	As needed	Current
Financial Models Company, Inc.	As needed	Current
FlexTrade LLC	Daily	Current
Frank Russell Company	As needed	Current
FrontSide Analytics, LLC	Daily	Current
FT Interactive Data Corporation	Daily	Current
HeterMedia Services Limited	Monthly	Current
Hewitt Associates LLC	As needed	Current
Horizon Investments, LLC	As needed	Current
Infotech Consulting Inc.	Daily	Current
Institutional Shareholder Services, Inc.	Daily	Current
International Data Corporation	Daily	Current
Investment Technology Group, Inc.	Daily	Current
InvestTech Systems Consulting, Inc.	Daily	Current
J.P. Morgan Securities LLC	As needed	Current
Jeffrey Slocum & Associates, Inc.	As needed	Current
KFORCE Inc.	Daily	Current
KPMG LLP	As needed	Current

Name	Frequency	Lag Time
LendAmend LLC	As needed	Current
Lipper Inc.	Quarterly	Current
Marco Consulting Group, Inc.	Monthly	Current
Marquette Associates	As needed	Current
Markit EDM Limited	Daily	Current
Markit Loans, Inc.	Daily	Current
Mercer Investment Consulting, Inc.	As needed	Current
Merrill Communications LLC	Quarterly	Current
MIO Partners, Inc.	As needed	Current
Momentum Global Investment Management	As needed	Current
Moody’s Investors Service Inc.	Weekly	7 days or more
Morningstar, Inc.	As needed	30 days
New England Pension Consultants	Monthly	Current
Nikko AM Americas	As needed	Current
Nomura Funds Research & Technologies America Inc.	As needed	Current
Omgeo LLC	Daily	Current
Pacific Life	As needed	Current
Perficient, Inc.	As needed	Current
PricewaterhouseCoopers LLP	As needed	Current
Prima Capital Holding, Inc.	As needed	Current
Prima Capital Management, Inc.	Quarterly	15 days
Promontory Financial Group, LLC	As needed	Current
Protiviti, Inc.	As needed	Current
QuoteVision Limited	Daily	Current
RBA, Inc.	Daily	Current
RR Donnelley and Sons Company	Daily	Current
R.V. Kuhns & Associates	As needed	Current
Reuters America Inc.	Daily	Current
Rocaton Investment Advisors, LLC	As needed	Current
Rogerscasey, Inc.	Quarterly	Current
Russell/Mellon Analytical Services, LLC	Monthly	Current
Sapient Corporation	As needed	Current
SEI Investments	As needed	Current
Serena Software, Inc.	As needed	Current
SimCorp USA, Inc.	As needed	Current
SS&C Technologies, Inc.	As needed	Current
Standard & Poor’s	Daily	Current
Standard & Poor’s Financial Services	Weekly	2 days or more
Standard & Poor’s Securities Evaluation	Daily	Current
State Street Bank and Trust Company	Daily	Current
State Street Global Advisors	Monthly	Current
Stratford Advisory Group, Inc.	As needed	Current
Summit Strategies Group	Monthly; Quarterly	Current
The Ohio National Life Insurance Company	As needed	Current
The Yield Book Inc.	Daily	Current
Thrivent Financial for Lutherans	As needed	Current
Top Five Solutions LLC	As needed	Current
Tower Investment	As needed	30 days
Towers Watson	As needed	Current
TradingScreen Inc.	As needed	Current
TriOptima AB	Daily	Current
UBS Global Asset Management	As needed	Current
Vintage Filings (a division of PR Newswire Association LLC)	Quarterly	45 days
Wachovia Securities LLC	As needed	Current
Wall Street On Demand, Inc.	Monthly; Quarterly	30 days; 15 days
Wilshire Associates Incorporated	As needed	Current
Wolters Kluwer Financial Services, Inc.	Monthly	Current
Xtivia, Inc.	Daily	Current

Name	Frequency	Lag Time
Yanni Partners, Inc.	Quarterly	Current
Zephyr Associates, Inc.	Quarterly	Current

In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information. Under no circumstance does a Janus mutual fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the described recipients of the information.
Janus Capital manages other accounts such as separately managed accounts, other pooled investment vehicles, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund’s portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Fund’s portfolio holdings disclosure policies.

Investment adviser and subadviser

INVESTMENT ADVISER – JANUS CAPITAL MANAGEMENT LLC
As stated in the Prospectuses, the Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.
The Fund’s Advisory Agreement will continue in effect for an initial term through [         ], and then from year to year thereafter so long as such continuance is approved at least annually by the vote of a majority of the Fund’s Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Fund’s Trustees or the affirmative vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement: (i) may be terminated, without the payment of any penalty, by the Fund’s Trustees, or the vote of at least a majority of the outstanding voting securities of the Fund, or Janus Capital, on 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of the Fund.
The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund’s investments, provide office space for the Fund and certain other advisory-related services. The Fund pays custodian fees and expenses, any brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and audit expenses, interest and taxes, a portion of trade or other investment company dues and expenses, expenses of shareholders’ meetings, mailing of prospectuses, statements of additional information, and reports to shareholders, fees and expenses of all Fund Trustees, other costs of complying with applicable laws regulating the sale of Fund shares, compensation to the Fund’s transfer agent, and other costs, including shareholder servicing costs. As discussed in this section, Janus Capital has delegated certain management duties for the Fund to INTECH pursuant to a subadvisory agreement (“Sub-Advisory Agreement”) between Janus Capital and INTECH.
The Trust and Janus Capital have received an exemptive order from the SEC that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”).The Trustees and the initial shareholder of the Fund have approved the use of a manger-of-managers structure for the Fund. The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and reallocate the Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). Janus Capital, subject to oversight and supervision by the Trustees, has responsibility to oversee any subadviser to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of subadvisers for the Fund. The order also permits the Fund to disclose subadvisers’ fees only in the aggregate. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.

Janus Capital also serves as administrator and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund, including, but not limited to, NAV determination, portfolio accounting, recordkeeping, blue sky registration and monitoring services, preparation of prospectuses and other Fund documents, and other services for which the Fund reimburses Janus Capital for its out-of-pocket costs. The Fund also pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadviser) provides to the Fund. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund.
Many of these costs vary from year to year which can make it difficult to predict the total impact to your Fund’s expense ratio, in particular during times of declining asset values of the Fund. Certain costs may be waived and/or reimbursed by Janus Capital to the Fund pursuant to an expense limitation agreement with the Fund.
A discussion regarding the basis for the Trustees’ approval of the Fund’s Investment Advisory Agreement and Sub-Advisory Agreement will be included in the Fund’s annual or semiannual report to shareholders, following such approval. You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). The reports are also available, free of charge, at janus.com/info (or janus.com/reports if you hold Class D Shares).
The Fund pays a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of the Fund and is calculated at an annual rate of [       ]%. [To be updated by amendment]
EXPENSE LIMITATION
Janus Capital agreed by contract to waive the advisory fee payable by the Fund, or reimburse expenses, in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees (12b-1) applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how this expense limit affects the total expenses of each class of the Fund, refer to the “Fees and Expenses of the Fund” table in the Fund Summary of each Prospectus. Provided that Janus Capital remains investment adviser to the Fund, Janus Capital has agreed to continue the waiver until at least [     ]. [To be updated by amendment]

Expense Limit
Fund Name	Percentage (%)

INTECH Emerging Markets Managed Volatility Fund	[ ](1)

(1)	Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Fund, beginning with the commencement of operations ([ , 2014]) and expiring on the third anniversary of the commencement of operations, provided that at no time during such period shall the normal operating expenses allocated to the Fund, with the exceptions previously noted, exceed the percentage stated.
As of the date of this SAI, no advisory fees were paid because the Fund is new.
SUBADVISER
INTECH INVESTMENT MANAGEMENT LLC
Janus Capital has entered into a Sub-Advisory Agreement with INTECH Investment Management LLC, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, on behalf of the Fund.

INTECH and its predecessors have been in the investment advisory business since 1987. INTECH also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts. Janus Capital owns approximately 97% of INTECH.
Under the Sub-Advisory Agreement between Janus Capital and INTECH, INTECH is responsible for the day-to-day investment operations of the Fund. Investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust’s registration statement. INTECH is also obligated to: (i) place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by INTECH; (ii) perform certain limited related administrative functions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Fund; and (iv) maintain all books and records required under federal securities law relating to day-to-day portfolio management of the Fund. The Sub-Advisory Agreement provides that INTECH shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement and except to the extent otherwise provided by law.
Under the Sub-Advisory Agreement, Janus Capital pays INTECH a fee equal to 50% of the advisory fee payable by INTECH Emerging Markets Managed Volatility Fund to Janus Capital (calculated after any fee waivers and expense reimbursements).
The Sub-Advisory Agreement with INTECH will continue in effect for an initial term through [      ], and then from year to year thereafter if such continuation is specifically approved at least annually by the vote of a majority of the Independent Trustees, and by either the Fund’s Trustees or the affirmative vote of a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement is subject to termination at any time, without penalty, by the Trustees or the vote of at least a majority of the Fund’s outstanding voting securities, on 60 days’ advance written notice. The Sub-Advisory Agreement may be terminated by Janus Capital or INTECH at any time, without penalty, by giving 60 days’ advance written notice to the other party, or by Janus Capital or the Trust without advance notice if INTECH is unable to discharge its duties and obligations. The Fund’s Sub-Advisory Agreement terminates automatically in the event of the assignment or termination of the Fund’s Investment Advisory Agreement. The Fund’s Sub- Advisory Agreement generally may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of the Fund.
SUBADVISORY FEES
Under the Sub-Advisory Agreement, INTECH is compensated according to the following schedule. [To be updated by amendment]

Subadvisory
Fund Name	Subadviser	Fee Rate (%)

INTECH Emerging Markets Managed Volatility Fund	INTECH	[ ](1)

(1) Prior to any fee reimbursement, if applicable.
INTECH Emerging Markets Managed Volatility Fund pays no fees directly to INTECH. Janus Capital pays the subadvisory fee out of the Fund’s advisory fee. INTECH has agreed to waive, in whole or in part, the subadvisory fee paid by Janus Capital. As of the date of this SAI, no subadvisory fees were paid to INTECH because the Fund is new.
PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES
In addition to payments made under 12b-1 plans, Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell certain classes of Shares of Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus funds. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A Shares, Class C Shares, and for certain financial intermediaries with advisory platforms, Class I Shares, are AIG Advisor Group, Inc. and its broker-dealer subsidiaries; Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley Smith Barney, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; and Wells Fargo Advisors, LLC and its broker-dealer affiliates. These fees may be in addition to fees paid from the Fund’s assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.
In addition, for all share classes (with the exception of Class D Shares and Class N Shares), Janus Capital, Janus Distributors LLC (“Janus Distributors”), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from the Fund’s assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments.
Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Fund. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds’ shares over sales of another Janus funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and, if applicable, when considering which share class of the Fund is most appropriate for you.
ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUBADVISER
Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts, as well as other pooled investment vehicles, such as hedge funds. Janus Capital has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. As such, investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts.
With respect to allocations of initial public offerings of equity securities or syndicate offerings of bonds (each a “Primary Offering”), under Primary Offering allocation procedures adopted by Janus Capital, an account may participate in a Primary Offering if the portfolio managers believe the Primary Offering is an appropriate investment based on the account’s investment restrictions, risk profile, asset composition, and/or cash levels. For equity securities, these Primary Offering allocation procedures generally require that all shares purchased in a Primary Offering be allocated on a pro rata basis to all participating accounts based upon the total assets of each account. For syndicated bond offerings, the Primary Offering procedures generally require that all bonds purchased be allocated on a pro rata basis to all participating accounts within the same investment strategy (as opposed to pro rata across all participating accounts). To the extent a fund, such as a new fund, has only affiliated shareholders, such as a the portfolio manager or an adviser, and the fund participates in a Primary Offering, those shareholders may be perceived as receiving a benefit and, as a result, may have a conflict with management of the fund.
Janus Capital is permitted to adjust its allocation procedures to address fractional shares, odd lots, or minimum issue sizes and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers’ request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives. Participation in Primary Offerings may impact performance. In particular, the allocation of securities may have the unintended consequence of having a greater impact (positive or negative) on the performance of one or more accounts compared to other accounts.
Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Janus funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.
Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which the manager is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus funds and accounts.
INTECH has adopted its own allocation procedures, which apply to the Fund. INTECH, the subadviser for the Fund, generates daily trades for all of its clients, including the Fund, using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.
The Fund and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.
Pursuant to the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated or non-affiliated Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Janus funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the Cash Sweep Program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, Janus Capital receives an investment advisory fee for managing the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Each account managed by Janus Capital or the subadviser has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.
The officers and Trustees of the Janus funds may also serve as officers and Trustees of the Janus “funds of funds,” which are funds that primarily invest in other Janus mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus funds of funds and the other Janus mutual funds. The Trustees intend to address any such conflicts as deemed appropriate.
Janus Ethics Rules
Janus Capital, INTECH, and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Policy, Gift and Entertainment Policy, and Outside Business Activity Policy. The Ethics Rules are designed to ensure Janus Capital, INTECH, and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Fund and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.
Under the Personal Trading Policy, all Janus Capital, INTECH, and Janus Distributors personnel, as well as the Trustees and Officers of the Fund, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund. In addition, Janus Capital, INTECH, and Janus Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Personal Trading Policy. All personnel of Janus Capital, INTECH, Janus Distributors, and the Fund, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Trading Policy.
In addition to the pre-clearance requirement described above, the Personal Trading Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Trading Policy and under certain circumstances Janus Capital, INTECH, and Janus Distributors personnel may be required to forfeit profits made from personal trading.
PROXY VOTING POLICIES AND PROCEDURES
The Fund’s Trustees have delegated to Janus Capital or the Fund’s subadviser, the authority to vote all proxies relating to the Fund’s portfolio securities in accordance with Janus Capital’s or the subadviser’s own policies and procedures. Summaries of Janus Capital’s and the subadviser’s policies and procedures are available without charge: (i) upon request, by calling 1-800-525-0020; (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.
A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at janus.com/proxyvoting.
The Fund’s proxy voting record for the one-year period ending each June 30th is available, free of charge, through janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.
JANUS CAPITAL MANAGEMENT LLC
PROXY VOTING SUMMARY FOR MUTUAL FUNDS
Janus Capital seeks to vote proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service (“Proxy Voting Service”), subject to specific provisions in a client’s account documentation related to exception voting.
Proxy Voting Procedures
Janus Capital has developed proxy voting guidelines (the “Janus Guidelines”) that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus

Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the “Proxy Voting Committee”) in consultation with Janus Capital’s portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. The Proxy Voting Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Proxy Voting Committee establishes its recommendations and revises the Janus Guidelines, they are distributed to Janus Capital’s portfolio managers for review and implementation. Mutual fund proxies are generally voted in accordance with the Janus Guidelines. However, upon request, certain non-mutual fund client proxies are voted in accordance with the Proxy Voting Service’s Taft-Hartley guidelines (the “Taft- Hartley Guidelines”), which were developed in conjunction with the AFL-CIO and have a worker-owner view of long-term corporate value.
While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital’s portfolio managers, it does not have proxy voting authority for any proprietary or nonproprietary mutual fund. In addition, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service provides research and recommendations on proxy issues. Janus Capital’s portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Certain funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. The portfolio managers have discretion to pull back lent shares before proxy record dates and vote proxies if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager has discretion to vote differently than the Janus Guidelines.
The Proxy Voting Committee’s oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the Janus Guidelines. On a quarterly basis, the Proxy Voting Committee reviews records of any votes that were cast differently than the Janus Guidelines and the related rationales for such votes. Additionally, and in instances where a portfolio manager proposes to vote a proxy inconsistent with the Janus Guidelines and a potential conflict is identified, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager’s rationale is reasonable, the Proxy Voting Committee will refer the matter to the appropriate Chief Investment Officer(s) (or Director of Research in his/her absence) to determine how to vote.
Proxy Voting Policies
As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.
Board of Directors Issues
Janus Capital: (i) will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
Auditor Issues
Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.
Executive Compensation Issues
Janus Capital reviews executive compensation-related proposals on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap as identified by the Proxy Voting Service, the proposed equity-based compensation plan will generally be opposed. In addition, proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. Janus Capital will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by the Proxy Voting Service).
General Corporate Issues
Janus Capital: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers, unless such measures are designed primarily as a short-term means to protect a tax benefit. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.
Shareholder Proposals
If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.
INTECH INVESTMENT MANAGEMENT LLC
PROXY VOTING PROCEDURES
The following are the procedures for INTECH, with respect to the voting of proxies on behalf of all clients for which INTECH has been delegated the responsibility for voting proxies, and the keeping of records relating to proxy voting.
General Policy. INTECH’s investment process involves buy and sell decisions that are determined solely by a mathematical formula that selects target holdings and weightings without any consideration of the fundamentals of individual companies or other company-specific factors. As such, INTECH does not perform extensive corporate research or analysis. Accordingly, INTECH has engaged Institutional Shareholder Services Inc. (“ISS”), an independent proxy voting service provider, to vote all proxies on behalf of client accounts in accordance, at the client’s discretion, with ISS’ Benchmark Proxy Voting Guidelines, Taft-Hartley Proxy Voting Guidelines, Public Fund Proxy Voting Guidelines, Socially Responsible Investing Proxy Voting Guidelines (“Social Guidelines”),Sustainability Proxy Voting Guidelines, or Catholic Faith-Based U.S. Proxy Voting Guidelines (collectively referred to as the “ISS Recommendations”). The ISS Recommendations are designed with the intent of maximizing the long-term economic benefits to shareholders.
INTECH will vote all proxies on behalf of clients’ accounts in accordance with the ISS Recommendations that best represent the client type. Specifically, unless otherwise directed by a client, INTECH will vote:

•	Corporate, Mutual Fund/Sub-Advised, and Commingled Pool clients in accordance with ISS’ Benchmark Proxy Voting Guidelines, which were developed by ISS to increase total shareholder value and risk mitigation and are generally management oriented.

•	Union and Union Taft-Hartley clients in accordance with ISS’ Taft-Hartley Proxy Voting Guidelines (formerly known as the ISS Proxy Voting Service or PVS Guidelines), which were developed by ISS, in conjunction with the AFL-CIO, with a worker-owner view of long-term corporate value.

•	Public Fund clients in accordance with ISS’ Public Fund Proxy Voting Guidelines, which were developed by ISS to help ensure that public funds fulfill all statutory and common law obligations governing proxy voting with the intent of maximizing long-term economic benefits of its plan participants and beneficiaries.

•	Not-For-Profit (including Endowments and Foundations) clients in accordance with either ISS’ Social Guidelines, Sustainability Proxy Voting Guidelines (“Sustainability Guidelines”), or Catholic Faith-Based U.S. Proxy Voting Guidelines (“Catholic Guidelines”). The Social Guidelines recognize that socially responsible institutional shareholders are concerned with economic returns to shareholders and sound corporate governance, along with the ethical behavior of corporations and the social and environmental impact of their actions. The Sustainability Guidelines represent a “middle of the road” approach to corporate governance and proxy voting that aligns with the perspectives of mainstream investors, including the UNPRI (United Nations Principles of Responsible Investing) signatories that are looking to incorporate Environmental, Social and corporate Governance (“ESG”) considerations into their investment decision-making processes and proxy voting practices to a greater extent. The Catholic Guidelines are consistent with the objectives of socially responsible shareholders as well as the teachings of Catholicism and Christianity as a whole. On matters of social and environmental impact, these guidelines seek to reflect a broad consensus of the faith-based socially responsible investing community.
INTECH will not accept direction in the voting of proxies for which it has voting responsibility from any person or organization other than the ISS Recommendations. Additional information about ISS and the ISS Recommendations is available at http://www.issgovernance.com/policy.
INTECH will only accept direction from a client to vote proxies for its account pursuant to the ISS Recommendations. Of course, clients are always welcome to retain proxy-voting authority or to revoke previously granted, proxy-voting authority.
INTECH understands the importance of exercising its clients’ votes and will take all reasonable steps to exercise this right in all cases. However, in some circumstances, it may be impractical or sometimes impossible for INTECH to vote. For example, with respect to clients that have elected to participate in securities lending, it is generally impractical for INTECH to call back securities to vote proxies. Some markets require that securities be “blocked”1 or re-registered to vote at a company’s meeting. Absent an issue of compelling economic importance, INTECH will generally not vote due to the loss of liquidity imposed by these requirements. Further, the costs of voting (e.g., custodian fees, vote agency fees, etc.) in emerging and other international markets may be substantially higher than in the United States. As such, INTECH may limit its voting on securities in instances where the issues presented are unlikely to have a material impact on shareholder value.
Delegation of Proxy Voting Administration. INTECH has engaged the services of the Janus Securities Operations Group to oversee ISS in the administration for its proxy voting.
Janus Securities Operations Group. The Janus Securities Operations Group works with ISS and is responsible to INTECH for ensuring that all proxies are voted consistent with the ISS Recommendations.
Voting and Use of Proxy Voting Service. Pursuant to its relationship with Janus Capital, INTECH has engaged ISS to assist in the voting of proxies. ISS is responsible for coordinating with clients’ custodians to ensure that all proxy materials received by the custodians relating to clients’ portfolio securities are processed timely. ISS is responsible for working with the Janus Securities Operations Group to coordinate the actual votes cast. In addition, ISS is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to INTECH or Janus Capital, or clients, upon request. Janus Capital has instructed ISS to vote all Janus mutual fund proxies, for which INTECH has voting authority, in accordance with ISS’ Benchmark Proxy Voting Guidelines.
Conflicts of Interest. INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:

•	ISS shall vote all proxies on INTECH’s behalf in accordance with the ISS Recommendations. In its capacity as administrator, Janus Capital shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.

1 Share blocking is a mechanism used by certain global jurisdictions whereby shares to be voted are frozen and may not be traded for a specified period of time prior to a shareholder meeting. Share blocking is intended to facilitate the voting process; however, it also imposes constraints as a pending trade may fail if it settles during the blocked period.

•	The Janus Securities Operations Group is not authorized to override any recommendation except upon the receipt of express written authorization from INTECH’s Chief Compliance Officer. The Janus Securities Operations Group shall maintain records of all overrides, including all required authorizations.

•	Without limiting the foregoing, the Janus Securities Operations Group shall not give any consideration to the manner in which votes are being cast on behalf of Janus Capital or its affiliates with respect to a particular matter.

•	Any attempts to influence the proxy voting process shall be reported immediately to INTECH’s Chief Compliance Officer.

•	All client accounts are prohibited from investing in securities of Janus Capital or its publicly traded affiliates. INTECH maintains a restricted list of securities that may not be purchased on behalf of individual accounts, which includes, among other things, affiliates of such accounts. INTECH trading system is designed to prohibit transactions in all securities on the restricted list.

•	At least annually, INTECH reviews ISS’ Policies, Procedures, and Practices Regarding Potential Conflicts of Interest (“ISS’ Conflict Policy”), which addresses conflicts of interest that could arise in connection with advisory services provided by ISS or its affiliates, to ensure ISS’ Conflict Policy is reasonably designed to minimize any such potential conflicts of interest.
In light of such procedures and controls, potential or actual conflicts in the proxy-voting process are rare. In the unusual circumstance that a particular proxy vote may present a potential or actual conflict, the matter shall be referred to INTECH’s Proxy Review Group, which is composed of INTECH’s Chief Administrative Officer & General Counsel, Chief Financial Officer and Chief Compliance Officer. To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the ISS Recommendation unless otherwise determined by the Proxy Review Group.
Reporting and Record Retention. On a quarterly basis, INTECH will provide its clients with the proxy voting record for that client’s account. Janus Capital, on INTECH’s behalf, retains proxy statements received regarding client securities, records of votes cast on behalf of clients and records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and the relevant ISS Proxy Voting Guidelines. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.
Review of Policy. From time to time, INTECH reviews this policy and the services provided by ISS to determine whether the continued use of ISS and the ISS Recommendations is in the best interests of clients.

Custodian, transfer agent, and certain affiliations

State Street Bank and Trust Company (“State Street”), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Fund and of an affiliated cash management pooled investment vehicle. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Fund’s securities and cash held outside the United States. The Fund’s Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Fund’s assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund.
Deutsche Bank AG (“Deutsche Bank”) acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement (“Lending Agreement”). In addition, The Bank of New York Mellon and JPMorgan Chase Bank may act as limited purpose subcustodians in connection with certain reverse repurchase transactions completed in connection with the Lending Agreement.
Janus Services LLC (“Janus Services”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.
Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.
Class D Shares of the Fund pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares of the Fund for shareholder services provided by Janus Services.
Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.
Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus.
As of the date of this SAI, Janus Services did not receive any administrative services fees from Class D Shares, Class S Shares, or Class T Shares of the Fund because the Fund is new.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.
Through Janus Services, the Fund pays DST Systems, Inc. (“DST”) fees for the use of DST’s shareholder accounting system, as well as for certain broker-controlled accounts and closed accounts. These fees are in addition to any administrative services fees paid to Janus Services. The Fund also uses and pays for DST systems to track and process contingent deferred sales charges. These fees are only charged to classes of the Fund with contingent deferred sales charges, as applicable.
Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Fund. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund’s Shares and accepts orders at NAV per share of the relevant class. The cash-compensation amount or rate at which Janus Distributors’ registered representatives are paid for sales of products may differ based on a type of fund or a specific trust or the distribution channel or platform. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation amount or rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

Portfolio transactions and brokerage

INTECH places portfolio transactions using its proprietary trade system software. INTECH has a policy of seeking to obtain best execution (obtaining the most favorable price and efficient execution). INTECH seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. INTECH may, however, pay a higher commission than would otherwise be necessary for a particular transaction when, in INTECH’s opinion, to do so will further the goal of obtaining the best available execution. Commissions are negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates with respect to any securities transactions involving a commission payment. Periodically, reviews are conducted of the allocation among brokers of orders for equity securities and the commissions that were paid.
INTECH does not consider research services in selecting brokers. For the Fund, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers at one time during the day, to the extent possible, preallocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.
When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital or the subadviser, better prices and executions will be achieved through the use of a broker.
As of the date of this SAI, the Fund did not pay any brokerage commissions because the Fund is new.
Brokerage commissions paid by the Fund may vary significantly from year to year because of portfolio turnover rates, shareholder, broker-dealer, or other financial intermediary purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.

Shares of the trust

NET ASSET VALUE DETERMINATION
As stated in the Fund’s Prospectuses, the net asset value (“NAV”) of the Shares of each class of the Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of the Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings.
Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund’s NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.
To the extent there are any errors in the Fund’s NAV calculation, Janus Capital may, at its discretion, reprocess individual shareholder transactions so that each shareholder’s account reflects the accurate corrected NAV.

PURCHASES
With the exception of Class D Shares and Class I Shares, Shares of the Fund can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares and Class I Shares may be purchased directly with the Fund in certain circumstances as provided in the Fund’s Prospectuses. Not all financial intermediaries offer all classes. Shares or classes of the Fund may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Fund’s expenses. Certain Shares or classes of the Fund may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. Under certain circumstances, the Fund may permit an in-kind purchase of Class A Shares, Class C Shares, Class I Shares, Class N Shares, Class S Shares, or Class T Shares.
Certain designated organizations are authorized to receive purchase orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value Determination.” Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents, or the Fund’s Prospectuses will provide you with detailed information about investing in the Fund.
Janus has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In an effort to ensure compliance with this law, Janus’ Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.
Class A Shares
The price you pay for Class A Shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust’s distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

			Amount of Sales Charge
	Sales Charge as a	Sales Charge as a	Reallowed to Financial
Amount of Purchase at Offering	Percentage of	Percentage of Net	Intermediaries as a
Price	Offering Price*	Amount Invested	Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.50%	4.71%	3.75%
$100,000 but under $250,000	3.50%	3.63%	2.75%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.60%
$1,000,000 and above	None**	None	None

*	Offering Price includes the initial sales charge.
**	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Fund and other Janus funds that are offered with a sales charge to take advantage of lower sales charges.
As of the date of this SAI, Janus Distributors did not receive any underwriting commissions from the Fund because the Fund is new.
Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class S Shares, and Class T Shares
Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class S Shares, and Class T Shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.
Janus Distributors also receives amounts pursuant to Class A Share, Class C Share, and Class S Share 12b-1 plans and, from Class A Shares and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the “Distribution and Shareholder Servicing Plans” and “Redemptions” sections, respectively, of this SAI.
Commission on Class C Shares
Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.
DISTRIBUTION AND SHAREHOLDER SERVICING PLANS
Class A Shares and Class S Shares
As described in the Prospectus, Class A Shares and Class S Shares have each adopted distribution and shareholder servicing plans (the “Class A Plan” and “Class S Plan,” respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares of the Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A Shares or Class S Shares of the Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A Shares and Class S Shares to prospective and existing investors; providing educational materials regarding Class A Shares and Class S Shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A Shares and Class S Shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rules. Payments under the Plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Janus Distributors, the Fund’s distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’

customers. On December 5, 2008, the Trustees unanimously approved a distribution plan with respect to each of the Class A Shares and Class S Shares, which became effective on July 6, 2009.
Class C Shares
As described in the Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of the Fund for activities which are primarily intended to result in the sale of Class C Shares of the Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of the Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. On December 5, 2008, the Trustees unanimously approved the Class C Plan, which became effective on July 6, 2009.
The Plans and any Rule 12b-1 related agreement that is entered into by the Fund or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of the Fund or by vote of a majority of the 12b-1 Trustees.
Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.
As of the date of this SAI, Janus Distributors did not receive any 12b-1 fees from Class A Shares, Class C Shares, or Class S Shares of the Fund because the Fund is new.
REDEMPTIONS
Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares and, in certain circumstances, Class I Shares may be redeemed directly with the Fund. Certain designated organizations are authorized to receive redemption orders on the Fund’s behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
Certain accounts or Janus affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s Shares. Redemptions by these accounts of their holdings in the Fund may negatively impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage costs.
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash, whereas such costs are borne by the Fund for cash redemptions. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Shares of the Trust – Net Asset Value Determination” and such valuation will be made as of the same time the redemption price is determined.
The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Class A Shares
A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.
Class C Shares
A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.
Janus Distributors receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares. As of the date of this SAI, Janus Distributors did not receive any proceeds of contingent deferred sales charges paid by investors in Class A Shares or Class C Shares because the Fund is new.
Processing or Service Fees
Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

Income dividends, capital gains distributions, and tax status

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.
It is a policy of the Fund’s Shares to make distributions of substantially all of their respective net investment income and any realized net capital gains at least annually. Any net capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. The Fund declares and makes annual distributions of net investment income (if any).
Fund Taxation
The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.
A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.
If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities, or, in general, any other securities with original issue discounts (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. In certain cases, the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it generally will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.

The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Fund, the Fund may make various elections permitted by the tax laws. However, these elections could require that the Fund recognizes taxable income, which in turn must be distributed even though the Fund may not have received any income upon such an event.
Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year and the Fund qualifies under Section 853 of the Internal Revenue Code, the Fund may elect to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made by the Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.
Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
Because the Fund invests in foreign securities, the Fund may utilize foreign currency contracts in an effort to limit foreign currency risk. The value of foreign currency contracts can vary widely from month-to-month, which may result in gains one month and losses the next month. If the Fund distributes such gains during a monthly distribution (if applicable) and subsequently realizes foreign currency losses due to exchange rate fluctuations, such distribution could constitute a return of capital to shareholders for federal income tax purposes.
The Fund’s investments in REIT equity securities, if any, may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The Fund’s investments in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.
Some REITs are permitted to hold “residual interests” in real estate mortgage investment conduits (“REMICs”). Pursuant to the IRS rules, a portion of the Fund’s income from a REIT or “excess inclusion income” that is attributable to the REIT may be subject to federal income tax. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders. There may be instances in which the Fund may be unaware of a REIT’s excess inclusion income. In general, excess inclusion income allocated to shareholders: (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income; and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Internal Revenue Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. This may impact the Fund’s performance.

Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.
The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, treasury regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes, or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.
Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.
Shareholder Taxation
All income dividends and capital gains distributions, if any, on the Fund’s Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the first business day following the record date, unless the shareholder has elected to receive distributions in cash. Shareholders will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions from the Fund’s net investment income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Distributions of the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long shares of the Fund were held. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 20%. Dividends paid by the Fund may also qualify in part for the 70% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Internal Revenue Code are satisfied. Generally, however, dividends received from most REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to the Fund’s corporate shareholders. Distributions from the Fund may also be subject to foreign, state, and local income taxes. Please consult a tax adviser regarding the tax consequences of Fund distributions and to determine whether you will need to file a tax return.

Distributions declared by the Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. The Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.
Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of the Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss.
When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she, or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, the Fund is required to withhold 28% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. The Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.
For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors.

Trustees and officers

[To be updated by amendment]
The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). As of the date of this SAI, none of the Trustees are “interested persons” of Janus Capital as that term is defined by the 1940 Act.
Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. As of the date of this SAI, collectively, the two registered investment companies consist of [     ] series or funds.
The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Number of
Portfolios/Funds
				in Fund	Other Directorships
	Positions			Complex	Held by Trustee
Name, Address,	Held with	Length of	Principal Occupations	Overseen by	During the Past Five
and Age	the Trust	Time Served	During the Past Five Years	Trustee	Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	[ ]	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	[ ]	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

TRUSTEES
				Number of Portfolios/Funds in Fund	Other Directorships
	Positions			Complex	Held by Trustee
Name, Address,	Held with	Length of	Principal Occupations	Overseen by	During the Past Five
and Age	the Trust	Time Served	During the Past Five Years	Trustee	Years
Independent Trustees (cont’d.)
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	[ ]	Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	[ ]	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).

TRUSTEES
Number of
Portfolios/Funds
				in Fund	Other Directorships
	Positions			Complex	Held by Trustee
Name, Address,	Held with	Length of	Principal Occupations	Overseen by	During the Past Five
and Age	the Trust	Time Served	During the Past Five Years	Trustee	Years
Independent Trustees (cont’d.)
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	[ ]	None
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	[ ]	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014).
Trustee Consultant
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	[N/A]	None

OFFICERS
Term of
Office* and
Name, Address,		Length of	Principal Occupations During the Past
and Age	Positions Held with the Trust	Time Served	Five Years
Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since August 2013); Executive Vice President and Director of Janus International Holding LLC (since August 2011); Executive Vice President of Janus Distributors LLC and Janus Services LLC (since July 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since July 2011); Executive Vice President and Director of Perkins Investment Management LLC (since July 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since May 2011). Formerly, Executive Vice President of Janus Capital Group Inc. and Janus Capital Management LLC (May 2011-July 2013); Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (July 2011-July 2013); and Co-Chief Executive Officer of Allianz Global Investors Management Partners and Chief Executive Officer of Oppenheimer Capital (2003-2009).
David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
As discussed below, the Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee in 2012, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted below, and concluded that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive.

Alan A. Brown: Service as Executive Vice President and as Chief Marketing Officer of a leading investment management firm, a corporate and fund director, and as an executive with a private equity real estate investment management firm, and a Fund Independent Trustee since 2013.
William D. Cvengros: Service as Chief Executive Officer and President of a leading publicly traded investment management firm, Chief Investment Officer of a major life insurance company, a corporate and fund director, and in various capacities with private investment firms, and a Fund Independent Trustee since 2011.
William F. McCalpin: Service as Chief Operating Officer of a large private family foundation, Chairman and Director of an unaffiliated fund complex, and a Fund Independent Trustee since 2002 and Independent Chairman of the Board of Trustees since 2008.
James T. Rothe: Co-founder and Managing Director of a private investment firm, former business school professor, service as a corporate director, and a Fund Independent Trustee since 1997.
William D. Stewart: Service as a corporate vice president of a NASDAQ-listed industrial manufacturer and a Fund Independent Trustee since 1984.
Linda S. Wolf: Service as Chairman and Chief Executive Officer of a global advertising firm, service on multiple corporate and nonprofit boards, and a Fund Independent Trustee since 2005.
General Information Regarding the Board of Trustees and Leadership Structure
The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Janus funds on behalf of fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of the Janus funds’ officers and service providers, including Janus Capital, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Janus funds’ service providers, including the investment management agreements with Janus Capital and any applicable subadviser. The Trustees are also responsible for determining or changing each Janus fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the fund’s Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, a Trustee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly without representatives of Janus Capital or its affiliates present.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each fund’s investment advisory agreement with Janus Capital, but specific matters related to oversight of the Janus funds’ independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to Janus Capital with respect to all matters related to the Janus funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Janus funds overseen and the various investment objectives of those funds; (2) the manner in which the Janus funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to Janus Capital and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Janus fund’s holdings and the distribution of fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus funds in the complex.

Committees of the Board
The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Nominating and Governance Committee, and Pricing Committee. The table below shows the committee members as of the date of this SAI. The composition of certain committees was different throughout the fiscal year. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table: [To be updated by amendment]

Number of Meetings Held During Last
Fiscal Year
		Members	Ended June
	Summary of Functions	(Independent Trustees)	30, 2014(1)
Audit Committee	Reviews the financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, Form N-CSR filings, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation, and oversight of the Trust’s independent auditor and preapproval of all audit and nonaudit services.	William D. Cvengros (Chair) William D. Stewart	[ ]
Brokerage Committee	Reviews and makes recommendations regarding matters related to the Trust’s use of brokerage commissions and placement of portfolio transactions.	Alan A. Brown (Chair) James T. Rothe William D. Stewart	[ ]
Investment Oversight Committee	Oversees the investment activities of the Trust’s funds and reviews various matters related to the operations of the Janus money market funds, including compliance with their Money Market Fund Procedures.	William F. McCalpin (Chair) Alan A. Brown William D. Cvengros(2) James T. Rothe William D. Stewart Linda S. Wolf	[ ]
Legal and Regulatory Committee	Oversees compliance with various procedures adopted by the Trust, reviews certain regulatory filings made with the SEC, and oversees the implementation and administration of the Trust’s Proxy Voting Guidelines.	Linda S. Wolf (Chair) Alan A. Brown William F. McCalpin	[ ]
Nominating and Governance Committee	Identifies and recommends individuals for election as Trustee, consults with Management in planning Trustee meetings, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines, which includes review of proposed changes to Trustee compensation.	James T. Rothe (Chair) William F. McCalpin Linda S. Wolf	[ ]
Pricing Committee	Determines a fair value of restricted and other securities for which market quotations are not readily available or are deemed not to be reliable, pursuant to procedures adopted by the Trustees and reviews other matters related to the pricing of securities.	William D. Stewart (Chair) James T. Rothe Linda S. Wolf	[ ]

(1) The Fund commenced operations [                      , 2014].
(2) Mr. Cvengros serves as the Lead Trustee for money market matters.

Board Oversight of Risk Management
Janus Capital, as part of its responsibilities for the day-to-day operations of the Janus funds, is responsible for day-to-day risk management for the funds. The Board, as part of its overall oversight responsibilities for the Janus funds’ operations, oversees Janus Capital’s risk management efforts with respect to the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Janus funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from Janus Capital and its officers. Reports received include those from, among others, Janus Capital’s (1) senior managers responsible for oversight of global risk; (2) senior managers responsible for oversight of fund construction and trading risk; (3) Chief Compliance Officer; and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of Janus Capital or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with Janus Capital, including reports from the Janus funds’ other service providers and from independent consultants hired by the Board.
Various Board committees also will consider particular risk items as the committee addresses items and issues specific to the jurisdiction of that committee. For example, the Pricing Committee will consider valuation risk as part of its regular oversight responsibilities, and similarly, the Brokerage Committee will consider counterparty risk associated with Janus fund transactions. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Janus fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Janus funds (“Fund CCO”) who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Fund CCO, who also serves as Janus Capital’s Chief Compliance Officer, discusses relevant risk issues that may impact the Janus funds and/or Janus Capital’s services to the funds, and routinely meets with the Board in private without representatives of Janus Capital or its affiliates present. The Fund CCO also provides the Board with updates on the application of the Janus funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that he identifies issues associated with the Janus funds’ compliance policies and procedures that could expose the funds to additional risk or adversely impact the ability of Janus Capital to provide services to the funds.
The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Janus funds’ risk management process.
Additional Information About Trustees
Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments” in such funds. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.
As of December 31, 2013, the Trustees owned securities of the Fund in the dollar range shown in the following table. The last column of the table reflects each Trustee’s aggregate dollar range of securities of all mutual funds advised by Janus Capital and overseen by the Trustees (collectively, the “Janus Funds”). [To be updated by amendment]

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity Securities	Companies Overseen by Trustee in
Name of Trustee	in the Fund	Janus Funds
Independent Trustees
William F. McCalpin	None	Over $100,000
Alan A. Brown	None	Over $100,000
William D. Cvengros	None	Over $100,000
James T. Rothe	None	Over $100,000(1)
William D. Stewart	None	Over $100,000
Linda S. Wolf	None	Over $100,000(1)

(1)	Ownership shown includes amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more funds.
The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Fund’s Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.
The following table shows the aggregate compensation paid to each Independent Trustee by the Fund and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital (“shadow investments”). [To be updated by amendment]

	Aggregate	Total
	Compensation from	Compensation from
	the Fund for	the Janus Funds for
	fiscal year ended	calendar year ended
Name of Person, Position	June 30, 2014(1)	December 31, 2013(2)(3)
Independent Trustees
William F. McCalpin, Chairman and Trustee(4)(5)	N/A	$382,000
Alan A. Brown, Trustee(5)	N/A	$277,000
William D. Cvengros, Trustee(5)	N/A	$278,750
James T. Rothe, Trustee(5)	N/A	$300,000
William D. Stewart, Trustee(5)	N/A	$267,000
Linda S. Wolf, Trustee(5)	N/A	$294,000
Trustee Consultant
Raudline Etienne(6)	N/A	N/A

(1)	Since the Fund is new, no fees were paid during the fiscal year ended June 30, 2014. The aggregate compensation paid by the Fund is estimated for its initial fiscal period ended [June 30, 2015] and for its first full fiscal year, [July 1, 2015 through June 30, 2016], as follows: William F. McCalpin $[ ]; Alan A. Brown $[ ]; William D. Cvengros $[ ]; Raudline Etienne $[ ]; James T. Rothe $[ ]; William D. Stewart $[ ]; and Linda S. Wolf $[ ].

(2)	For all Trustees, includes compensation for service on the boards of two Janus trusts comprised of 56 portfolios.
(3)	Total Compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the year are as follows: James T. Rothe $300,000.
(4)	Total Compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(5)	Total Compensation received from all Janus Funds includes additional compensation paid for service as chair of one or more committees of the Board of Trustees during certain periods.

(6)	Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. During the fiscal year ended June 30, 2014, Ms. Etienne received aggregate compensation of $[ ] from the Fund for serving as an independent consultant to the Trustees. Shareholders of the Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.
INTECH INVESTMENT PERSONNEL
[To be updated by amendment]
Other Accounts Managed
To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the investment personnel as of [       ]. For any co-managed Fund or account, the assets reflect total Fund assets. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

		Other Registered	Other Pooled
		Investment	Investment
		Companies	Vehicles	Other Accounts

Adrian Banner	Number of Other Accounts Managed Assets in Other Accounts Managed
Vassilios Papathanakos	Number of Other Accounts Managed Assets in Other Accounts Managed
Joseph W. Runnels	Number of Other Accounts Managed Assets in Other Accounts Managed
Philip Whitman	Number of Other Accounts Managed Assets in Other Accounts Managed

Material Conflicts
As shown in the table above, the Fund’s investment personnel may manage other accounts with investment strategies similar to the Fund. Fees earned by the adviser may vary among these accounts, the investment personnel may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on the investment personnel’s compensation than others. These factors could create conflicts of interest because the investment personnel may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if the investment personnel identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, INTECH believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the investment personnel are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, INTECH generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. These procedures are described in further detail under “Additional Information About Janus Capital and the Subadviser.”
Compensation Information
The compensation structure of the investment personnel is determined by INTECH and is summarized by INTECH below. The following describes the structure and method of calculating the investment personnel’s compensation.
For managing the Fund and all other accounts, the investment personnel receive base pay in the form of a fixed annual salary paid by INTECH, which is not based on performance or assets of the Fund or other accounts. The investment personnel are also eligible for an annual cash bonus as determined by INTECH, which is not based on performance or assets of the Fund or other accounts, rather, it is based on overall corporate performance and individual contribution. The investment personnel, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

The investment personnel may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI’s Executive Income Deferral Program.
OWNERSHIP OF SECURITIES
Since the Fund is new, the Fund’s investment personnel did not own Shares of the Fund as of the date of this SAI. The investment personnel may, however, own shares of certain other Janus mutual funds which have comparable investment objectives and strategies to the Fund.

Principal shareholders

As of the date of this SAI, all of the outstanding Shares of the Fund were owned by Janus Capital or an affiliate, which provided seed capital for the Fund. A fund that has only affiliated shareholders may be perceived as obtaining a benefit of any investments that contribute positively to its performance.

Miscellaneous information

The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers [     ] series of shares, known as “Funds.” Each Fund presently offers interests in different classes of shares as described in the table below. [To be updated by amendment]

	Class A	Class C	Class D	Class I	Class L	Class N	Class R	Class S	Class T
Fund Name	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares

INTECH Emerging Markets Managed Volatility Fund	x	x	x	x				x	x
INTECH Global Dividend Fund	x	x	x	x				x	x
INTECH International Fund(1)	x	x		x				x	x
INTECH U.S. Core Fund(1)(2)	x	x	x	x		x		x	x
INTECH U.S. Growth Fund(1)	x	x		x				x	x
INTECH U.S. Value Fund(1)	x	x		x		x		x	x
Janus Asia Equity Fund	x	x	x	x				x	x
Janus Balanced Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Contrarian Fund(1)(2)	x	x	x	x			x	x	x
Janus Diversified Alternatives Fund	x	x	x	x		x		x	x
Janus Emerging Markets Fund	x	x	x	x				x	x
Janus Enterprise Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Flexible Bond Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Forty Fund(1)	x	x		x		x	x	x	x
Janus Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Global Allocation Fund – Conservative(2)	x	x	x	x				x	x
Janus Global Allocation Fund – Growth(2)	x	x	x	x				x	x
Janus Global Allocation Fund – Moderate(2)	x	x	x	x				x	x
Janus Global Bond Fund	x	x	x	x		x		x	x
Janus Global Life Sciences Fund(2)	x	x	x	x				x	x
Janus Global Real Estate Fund(1)	x	x	x	x				x	x
Janus Global Research Fund(2)	x	x	x	x			x	x	x
Janus Global Select Fund(1)(2)	x	x	x	x			x	x	x
Janus Global Technology Fund(2)	x	x	x	x				x	x
Janus Government Money Market Fund(2)			x						x
Janus Growth and Income Fund(1)(2)	x	x	x	x			x	x	x
Janus High-Yield Fund(1)(2)	x	x	x	x		x	x	x	x
Janus International Equity Fund(1)	x	x	x	x		x	x	x	x
Janus Money Market Fund(2)			x						x
Janus Multi-Sector Income Fund	x	x	x	x		x		x	x
Janus Overseas Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Preservation Series – Global	x	x	x	x				x	x
Janus Preservation Series – Growth	x	x	x	x				x	x
Janus Real Return Fund	x	x	x	x				x	x
Janus Research Fund(2)	x	x	x	x		x		x	x
Janus Short-Term Bond Fund(2)	x	x	x	x		x		x	x
Janus Triton Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Twenty Fund(2)			x						x
Janus Unconstrained Bond Fund	x	x	x	x		x		x	x
Janus Venture Fund(2)	x	x	x	x		x		x	x
Perkins Global Value Fund(2)	x	x	x	x		x		x	x
Perkins International Value Fund	x	x	x	x		x		x	x
Perkins Large Cap Value Fund(1)	x	x	x	x		x		x	x
Perkins Mid Cap Value Fund(1)(2)	x	x	x	x	x	x	x	x	x
Perkins Select Value Fund	x	x	x	x				x	x
Perkins Small Cap Value Fund(1)(2)	x	x	x	x	x	x	x	x	x
Perkins Value Plus Income Fund	x	x	x	x				x	x

(1)	On July 6, 2009, the funds of the Janus Adviser Series trust reorganized into the Trust. As a result, certain funds noted above assumed the assets and liabilities of the corresponding Janus Adviser Series funds. The Fund described in this SAI has a fiscal year end of June 30.

(2)	On February 16, 2010, the Fund’s Class J Shares (the initial share class) were restructured into two separate share classes. Shareholders who held their shares directly with Janus Capital were transitioned to a newly created share class called “Class D Shares.” Shareholders who held their shares through an intermediary remained in Class J Shares, which was renamed “Class T Shares.”
Any funds listed in the preceding table that are not marked with footnote (1) or (2) commenced operations after July 6, 2009.
Effective January 28, 2011, Janus Research Core Fund was reorganized into Janus Growth and Income Fund. Effective March 15, 2013, Janus Global Research Fund was reorganized into Janus Worldwide Fund, which was subsequently renamed Janus Global Research Fund. Effective April 5, 2013, Janus World Allocation Fund was reorganized into Janus Global Allocation Fund – Moderate.
Janus Capital reserves the right to the name “Janus.” In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name “Janus” as soon as reasonably practicable.
Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held liable for the obligations of the Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Fund for all losses and expenses of any Fund shareholder held liable for the obligations of the Fund. Thus, the risk of a shareholder incurring a financial loss on account of their liability as a shareholder of the Fund is limited to circumstances in which the Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Fund to avoid, to the extent possible, liability of shareholders for liabilities of the Fund.
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize the Fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.
SHARES OF THE TRUST
The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Fund participate equally in dividends and other distributions by the Shares of the same class of the Fund, and in residual assets of that class of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion, or subscription rights. Shares of the Fund may be transferred by endorsement or stock power as is customary, but the Fund is not bound to recognize any transfer until it is recorded on its books.
SHAREHOLDER MEETINGS
The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders’ rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust’s governing documents, or as the Trustees consider necessary or desirable.
Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS
The Trustees of the Trust were elected at a Special Meeting of Shareholders on June 10, 2010 (excluding Messrs. Cvengros and Brown, who were subsequently appointed). Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.
As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.
MASTER/FEEDER OPTION
The Trust may in the future seek to achieve a fund’s objective by investing all of that fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[To be updated by amendment]
REGISTRATION STATEMENT
The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Financial statements

No financial statements are available for the Fund because the Fund is new.

janus.com
151 Detroit Street
Denver, Colorado 80206-4805
1-877-335-2687

JANUS INVESTMENT FUND
PART C – OTHER INFORMATION
ITEM 28. Exhibits

Exhibit (a) – Articles of Incorporation

(a)(1)	Amended and Restated Agreement and Declaration of Trust, dated March 18, 2003, is incorporated herein by reference to Exhibit 1(ii) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-34393).

(a)(2)	Certificate of Amendment Establishing and Designating Series, dated September 16, 2003, is incorporated herein by reference to Exhibit 1(jj) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

(a)(3)	Form of Certificate of Establishment and Designation for Janus Research Fund and Janus Explorer Fund is incorporated herein by reference to Exhibit 1(kk) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(a)(4)	Certificate Redesignating Janus Explorer Fund is incorporated herein by reference to Exhibit 1(ll) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

(a)(5)	Certificate Redesignating Janus Flexible Income Fund is incorporated herein by reference to Exhibit 1(mm) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

(a)(6)	Form of Certificate of Establishment and Designation of Janus Smart Portfolios is incorporated herein by reference to Exhibit 1(nn) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

(a)(7)	Form of Certificate Redesignating Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 1(oo) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(a)(8)	Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(a) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

(a)(9)	Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

(a)(10)	Certificate Redesignating Janus Core Equity Fund is incorporated herein by reference to Exhibit 1(pp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(a)(11)	Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(qq) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(a)(12)	Certificate Redesignating Janus Mercury Fund is incorporated herein by reference to Exhibit 1(tt) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

(a)(13)	Certificate Redesignating Janus Research Fund is incorporated herein by reference to Exhibit 1(uu) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

(a)(14)	Certificate Redesignating Janus Mid Cap Value Fund, dated December 23, 2008, is incorporated herein by reference to Exhibit 1(vv) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

(a)(15)	Certificate Redesignating Janus Small Cap Value Fund, dated December 23, 2008, is incorporated herein by reference to Exhibit 1(ww) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

(a)(16)	Amendment to Certificate Redesignating Janus Mid Cap Value Fund, dated December 30, 2008, is incorporated herein by reference to Exhibit 1(xx) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

(a)(17)	Amendment to Certificate Redesignating Janus Small Cap Value Fund, dated December 30, 2008, is incorporated herein by reference to Exhibit 1(yy) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

(a)(18)	Certificate Redesignating INTECH Risk-Managed Stock Fund, dated February 24, 2009, is incorporated herein by reference to Exhibit 1(zz) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

(a)(19)	Certificate Redesignating Janus Fundamental Equity Fund, dated February 24, 2009 is incorporated herein by reference to Exhibit (aaa) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

(a)(20)	Form of Certificate of Establishment and Designation of Series and Share Classes is incorporated herein by reference to Exhibit (a)(20) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(a)(21)	Form of Certificate of Establishment, Designation and Redesignation of Share Classes is incorporated herein by reference to Exhibit (a)(21) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(a)(22)	Form of Certificate of Establishment, Designation and Redesignation of Share Classes is incorporated herein by reference to Exhibit (a)(22) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

(a)(23)	Certificate Redesignating Janus Global Opportunities Fund, dated July 7, 2010, is incorporated herein by reference to Exhibit (a)(23) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

(a)(24)	Form of Certificate of Establishment and Designation of Series and Share Classes (Perkins Value Plus Income Fund) is incorporated herein by reference to Exhibit (a)(24) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

(a)(25)	Certificate Redesignating Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate, and Janus Smart Portfolio – Conservative, dated July 22, 2010, is incorporated herein by reference to Exhibit (a)(25) to Post-Effective Amendment No. 133, filed on August 25, 2010 (File No. 2-34393).

(a)(26)	Certificate Redesignating Janus Modular Portfolio Construction Fund, dated August 26, 2010, is incorporated herein by reference to Exhibit (a)(26) to Post-Effective Amendment No. 134, filed on October 15, 2010 (File No. 2-34393).

(a)(27)	Certificate Redesignating Janus Orion Fund, dated September 14, 2010, is incorporated herein by reference to Exhibit (a)(27) to Post-Effective Amendment No. 134, filed on October 15, 2010 (File No. 2-34393).

(a)(28)	Certificate of Termination of Janus International Forty Fund, dated August 23, 2010, is incorporated herein by reference to Exhibit (a)(28) to Post-Effective Amendment No. 134, filed on October 15, 2010 (File No. 2-34393).

(a)(29)	Certificate of Establishment and Designation of Series and Share Classes (Janus Emerging Markets Fund and Janus Global Bond Fund) is incorporated herein by reference to Exhibit (a)(29) to Post-Effective Amendment No. 137, filed on December 27, 2010 (File No. 2-34393).

(a)(30)	Certificate of Establishment and Designation of Series and Share Classes (Janus Protected Growth Fund) is incorporated herein by reference to Exhibit (a)(30) to Post-Effective Amendment No. 146, filed on April 21, 2011 (File No. 2-34393).

(a)(31)	Form of Certificate of Establishment and Designation of Share Classes (Janus Venture Fund) is incorporated herein by reference to Exhibit (a)(31) to Post-Effective Amendment No. 148, filed on May 2, 2011 (File No. 2-34393).

(a)(32)	Form of Certificate Redesignating Janus Protected Growth Fund is incorporated herein by reference to Exhibit (a)(32) to Post-Effective Amendment No. 149, filed on May 3, 2011 (File No. 2-34393).

(a)(33)	Form of Certificate of Establishment and Designation of Series and Share Classes (Janus Real Return Allocation Fund) is incorporated herein by reference to Exhibit (a)(33) to Post-Effective Amendment No. 152, filed on May 13, 2011 (File No. 2-34393).

(a)(34)	Certificate of Establishment and Designation of Series and Share Classes (Janus Asia Equity Fund) is incorporated herein by reference to Exhibit (a)(34) to Post-Effective Amendment No. 157, filed on July 29, 2011 (File No. 2-34393).

(a)(35)	Certificate Redesignating Janus Dynamic Allocation Fund and Janus Long/Short Fund, dated September 28, 2011, is incorporated herein by reference to Exhibit (a)(35) to Post-Effective Amendment No. 163, filed on October 28, 2011 (File No. 2-34393).

(a)(36)	Certificate Redesignating INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed Value Fund, and INTECH Risk-Managed International Fund, dated December 2, 2011, is incorporated herein by reference to Exhibit (a)(36) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(a)(37)	Certificate of Establishment and Designation of Series and Share Classes (INTECH Global Dividend Fund and Perkins Select Value Fund), dated December 2, 2011, is incorporated herein by reference to Exhibit (a)(37) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(a)(38)	Certificate of Establishment and Designation of Series and Share Classes (Janus Protected Series – Global), dated December 2, 2011, is incorporated herein by reference to Exhibit (a)(38) to Post-Effective Amendment No. 168, filed on December 15, 2011 (File No. 2-34393).

(a)(39)	Certificate of Establishment and Designation of Share Class (Class N Shares), dated May 22, 2012, is incorporated herein by reference to Exhibit (a)(39) to Post-Effective Amendment No. 175, filed on May 31, 2012 (File No. 2-34393).

(a)(40)	Certificate of Termination of Janus Global Market Neutral Fund, dated October 8, 2012, is incorporated herein by reference to Exhibit (a)(40) to Post-Effective Amendment No. 179, filed on October 26, 2012 (File No. 2-34393).

(a)(41)	Certificate Redesignating Janus Real Return Allocation Fund, dated October 8, 2012, is incorporated herein by reference to Exhibit (a)(41) to Post-Effective Amendment No. 179, filed on October 26, 2012 (File No. 2-34393).

(a)(42)	Certificate of Establishment and Designation of Series and Share Classes (Janus Diversified Alternatives Fund), dated December 18, 2012, is incorporated herein by reference to Exhibit (a)(42) to Post-Effective Amendment No. 182, filed on December 28, 2012 (File No. 2-34393).

(a)(43)	Certificate Redesignating Janus Conservative Allocation Fund, Janus Growth Allocation Fund, and Janus Moderate Allocation Fund, dated February 11, 2013, is incorporated herein by reference to Exhibit (a)(43) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(a)(44)	Certificate of Termination of Janus Global Research Fund, dated March 18, 2013, is incorporated herein by reference to Exhibit (a)(44) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(a)(45)	Certificate Redesignating Janus Worldwide Fund, dated March 11, 2013, is incorporated herein by reference to Exhibit (a)(45) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(a)(46)	Certificate of Establishment and Designation of Series and Share Classes (Perkins International Value Fund), dated March 20, 2013, is incorporated herein by reference to Exhibit (a)(46) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(a)(47)	Form of Certificate of Termination of Janus World Allocation Fund is incorporated herein by reference to Exhibit (a)(47) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(a)(48)	Form of Certificate Redesignating Janus Protected Series – Global and Janus Protected Series – Growth is incorporated herein by reference to Exhibit (a)(48) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).

(a)(49)	Form of Certificate of Establishment and Designation of Series and Share Classes (Janus Multi-Sector Income Fund) is incorporated herein by reference to Exhibit (a)(49) to Post-Effective Amendment No. 198, filed on February 28, 2014 (File No. 2-34393).

(a)(50)	Form of Certificate of Establishment and Designation of Series and Share Classes (Janus Unconstrained Bond Fund) is incorporated herein by reference to Exhibit (a)(50) to Post-Effective Amendment No. 203, filed on May 23, 2014 (File No. 2-34393).

Exhibit (b) – By-laws

(b)(1)	Amended and Restated Bylaws are incorporated herein by reference to Exhibit 2(e) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(b)(2)	First Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(f) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

(b)(3)	Second Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(g) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

Exhibit (c) – Instruments Defining Rights of Security Holders

(c)(1)	Specimen Stock Certificate for Janus Fund(1) is incorporated herein by reference to Exhibit 4(a) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

(c)(2)	Specimen Stock Certificate for Janus Growth and Income Fund is incorporated herein by reference to Exhibit 4(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

(c)(3)	Specimen Stock Certificate for Janus Worldwide Fund is incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

(c)(4)	Specimen Stock Certificate for Janus Twenty Fund(1) is incorporated herein by reference to Exhibit 4(d) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

(c)(5)	Specimen Stock Certificate for Janus Flexible Income Fund(1) is incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

(c)(6)	Specimen Stock Certificate for Janus Intermediate Government Securities Fund(1) filed as Exhibit 4(f) to Post-Effective Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

(c)(7)	Specimen Stock Certificate for Janus Venture Fund(1) is incorporated herein by reference to Exhibit 4(g) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

(c)(8)	Specimen Stock Certificate for Janus Enterprise Fund is incorporated herein by reference to Exhibit 4(h) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

(c)(9)	Specimen Stock Certificate for Janus Balanced Fund is incorporated herein by reference to Exhibit 4(i) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

(c)(10)	Specimen Stock Certificate for Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 4(j) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

(c)(11)	Specimen Stock Certificate for Janus Federal Tax-Exempt Fund is incorporated herein by reference to Exhibit 4(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

(1)	Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

(c)(12)	Specimen Stock Certificate for Janus Mercury Fund is incorporated herein by reference to Exhibit 4(l) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

(c)(13)	Specimen Stock Certificate for Janus Overseas Fund is incorporated herein by reference to Exhibit 4(m) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

(c)(14)	Revised Specimen Stock Certificates for Janus High-Yield Fund and Janus Olympus Fund are incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

(c)(15)	Revised Specimen Stock Certificate for Janus Equity Income Fund is incorporated herein by reference to Exhibit 4(o) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

(c)(16)	Revised Specimen Stock Certificate for Janus Special Situations Fund filed as Exhibit 4(p) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

(c)(17)	Specimen Stock Certificate for Janus Global Life Sciences Fund filed as Exhibit 4(q) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

(c)(18)	Form of Specimen Stock Certificate for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 3(r) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

(c)(19)	Form of Specimen Stock Certificate for Janus Global Technology Fund is incorporated herein by reference to Exhibit 3(s) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

Exhibit (d) – Investment Advisory Contracts

(d)(1)	Investment Advisory Agreement for Janus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

(d)(2)	Investment Advisory Agreements for Janus Growth and Income Fund and Janus Worldwide Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

(d)(3)	Investment Advisory Agreements for Janus Twenty Fund and Janus Venture Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

(d)(4)	Investment Advisory Agreement for Janus Flexible Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

(d)(5)	Investment Advisory Agreements for Janus Enterprise Fund, Janus Balanced Fund, and Janus Short-Term Bond Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

(d)(6)	Investment Advisory Agreements for Janus Federal Tax-Exempt Fund and Janus Mercury Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

(d)(7)	Investment Advisory Agreement for Janus Overseas Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

(d)(8)	Investment Advisory Agreements for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(h) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

(d)(9)	Investment Advisory Agreement for Janus High-Yield Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

(d)(10)	Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(k) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

(d)(11)	Investment Advisory Agreement for Janus Global Life Sciences Fund filed as Exhibit 5(m) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

(d)(12)	Form of Investment Advisory Agreement for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

(d)(13)	Form of Investment Advisory Agreement for Janus Global Technology Fund is incorporated herein by reference to Exhibit 4(o) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

(d)(14)	Investment Advisory Agreement for Janus Strategic Value Fund is incorporated herein by reference to Exhibit 4(p) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

(d)(15)	Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(q) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

(d)(16)	Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(r) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

(d)(17)	Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Twenty Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(s) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

(d)(18)	Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(t) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

(d)(19)	Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Balanced Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(u) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

(d)(20)	Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Overseas Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(v) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

(d)(21)	Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(w) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

(d)(22)	Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Global Life Sciences Fund dated September 14, 1998, is incorporated herein by reference to Exhibit 4(x) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

(d)(23)	Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Global Technology Fund dated September 14, 1998, is incorporated herein by reference to Exhibit 4(y) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

(d)(24)	Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Mercury Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(z) of Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

(d)(25)	Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Strategic Value Fund dated September 14, 1999, is incorporated herein by reference to Exhibit 4(cc) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

(d)(26)	Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Venture Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(dd) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

(d)(27)	Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Worldwide Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(ee) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

(d)(28)	Form of Investment Advisory Agreement for Janus Orion Fund is incorporated herein by reference to Exhibit 4(ff) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

(d)(29)	Form of Investment Advisory Agreement for Janus Global Value Fund is incorporated herein by reference to Exhibit 4(hh) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

(d)(30)	Form of Amendment dated July 31, 2001 to the Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, as amended January 31, 2000, is incorporated herein by reference to Exhibit 4(ii) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

(d)(31)	Form of Investment Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(kk) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

(d)(32)	Form of Sub-Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(ll) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

(d)(33)	Form of Investment Advisory Agreement for Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 4(mm) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

(d)(34)	Form of Sub-Advisory Agreement for Janus Small Cap Value Fund (pre-acquisition version) is incorporated herein by reference to Exhibit 4(nn) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

(d)(35)	Form of Sub-Advisory Agreement for Janus Small Cap Value Fund (post-acquisition version) is incorporated herein by reference to Exhibit 4(oo) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

(d)(36)	Form of Investment Advisory Agreement for Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit 4(pp) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

(d)(37)	Form of Sub-Advisory Agreement for Mid Cap Value Fund (pre-acquisition version) is incorporated herein by reference to Exhibit 4(qq) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

(d)(38)	Form of Sub-Advisory Agreement for Mid Cap Value Fund (post-acquisition version) is incorporated herein by reference to Exhibit 4(rr) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

(d)(39)	Amendment to Investment Advisory Agreement for Janus Global Value Fund is incorporated herein by reference to Exhibit 4(ss) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

(d)(40)	Investment Advisory Agreement for Janus Balanced Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(tt) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(d)(41)	Investment Advisory Agreement for Janus Core Equity Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(uu) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(d)(42)	Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(vv) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(d)(43)	Investment Advisory Agreement for Janus Flexible Income Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(xx) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(d)(44)	Investment Advisory Agreement for Janus Global Life Sciences Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(yy) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(d)(45)	Investment Advisory Agreement for Janus Global Opportunities Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(zz) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(d)(46)	Investment Advisory Agreement for Janus Global Technology Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(aaa) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(d)(47)	Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(bbb) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(d)(48)	Investment Advisory Agreement for Janus High-Yield Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ccc) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(d)(49)	Investment Advisory Agreement for Janus Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ddd) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(d)(50)	Investment Advisory Agreement for Janus Mercury Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(eee) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(d)(51)	Investment Advisory Agreement for Janus Mid Cap Value Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(fff) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(d)(52)	Investment Advisory Agreement for Janus Orion Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(hhh) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(d)(53)	Investment Advisory Agreement for Janus Overseas Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(iii) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(d)(54)	Investment Advisory Agreement for Janus Risk-Managed Stock Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(jjj) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(d)(55)	Investment Advisory Agreement for Janus Short-Term Bond Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(kkk) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(d)(56)	Investment Advisory Agreement for Janus Small Cap Value Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(lll) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(d)(57)	Investment Advisory Agreement for Janus Special Equity Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(mmm) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(d)(58)	Investment Advisory Agreement for Janus Twenty Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(nnn) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(d)(59)	Investment Advisory Agreement for Janus Venture Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ooo) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(d)(60)	Investment Advisory Agreement for Janus Worldwide Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ppp) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(d)(61)	Amendment to Investment Advisory Agreement for Janus Special Equity Fund dated September 30, 2004 is incorporated herein by reference to Exhibit 4(qqq) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(d)(62)	Investment Advisory Agreement for Janus Explorer Fund dated December 2, 2004 is incorporated herein by reference to Exhibit 4(rrr) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(d)(63)	Investment Advisory Agreement for Janus Research Fund dated December 2, 2004 is incorporated herein by reference to Exhibit 4(sss) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(d)(64)	Amendment to Investment Advisory Agreement for Janus Explorer Fund is incorporated herein by reference to Exhibit 4(ttt) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

(d)(65)	Amendment to Investment Advisory Agreement for Janus Flexible Income Fund dated February 28, 2005 is incorporated herein by reference to Exhibit 4(uuu) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

(d)(66)	Form of Investment Advisory Agreement for Janus Smart Portfolio – Growth is incorporated herein by reference to Exhibit 4(vvv) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

(d)(67)	Form of Investment Advisory Agreement for Janus Smart Portfolio – Moderate is incorporated herein by reference to Exhibit 4(www) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

(d)(68)	Form of Investment Advisory Agreement for Janus Smart Portfolio – Conservative is incorporated herein by reference to Exhibit 4(xxx) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

(d)(69)	Investment Advisory Agreement for Janus Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(yyy) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(70)	Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(zzz) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(71)	Investment Advisory Agreement for Janus Mercury Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(aaaa) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(72)	Investment Advisory Agreement for Janus Orion Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(cccc) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(73)	Investment Advisory Agreement for Janus Triton Fund dated December 2, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(dddd) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(74)	Investment Advisory Agreement for Janus Twenty Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(eeee) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(75)	Investment Advisory Agreement for Janus Venture Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(ffff) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(76)	Investment Advisory Agreement for Janus Global Life Sciences Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(gggg) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(77)	Investment Advisory Agreement for Janus Global Technology Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(hhhh) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(78)	Investment Advisory Agreement for Janus Balanced Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(iiii) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(79)	Investment Advisory Agreement for Janus Contrarian Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(jjjj) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(80)	Investment Advisory Agreement for Janus Core Equity Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(kkkk) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(81)	Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(llll) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(82)	Investment Advisory Agreement for Janus Research Fund dated December 2, 2004, as amended January 1, 2006, is incorporated herein by reference to Exhibit 4(mmmm) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(83)	Investment Advisory Agreement for Janus Risk-Managed Stock Fund dated July 1, 2004, as amended January 1, 2006, is incorporated herein by reference to Exhibit 4(nnnn) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(84)	Investment Advisory Agreement for Janus Mid Cap Value Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(oooo) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(85)	Investment Advisory Agreement for Janus Global Opportunities Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(pppp) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(86)	Investment Advisory Agreement for Janus Overseas Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(qqqq) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(87)	Investment Advisory Agreement for Janus Worldwide Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(rrrr) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(88)	Investment Advisory Agreement for Janus Flexible Bond Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(ssss) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(89)	Investment Advisory Agreement for Janus High-Yield Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(tttt) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(90)	Investment Advisory Agreement for Janus Short-Term Bond Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(uuuu) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(91)	Investment Advisory Agreement for Janus Money Market Fund dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(wwww) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(92)	Investment Advisory Agreement for Janus Government Money Market Fund dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(xxxx) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(93)	Sub-Advisory Agreement for Janus Risk-Managed Stock Fund dated July 1, 2004, as amended January 1, 2006, is incorporated herein by reference to Exhibit 4(aaaaa) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(94)	Form of Amendment to Investment Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(bbbbb) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(95)	Form of Amendment to Sub-Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(ccccc) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(d)(96)	Amendment to Investment Advisory Agreement for Janus Balanced Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ddddd) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(97)	Amendment to Investment Advisory Agreement for Janus Contrarian Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(eeeee) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(98)	Amendment to Investment Advisory Agreement for Janus Core Equity Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(fffff) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(99)	Amendment to Investment Advisory Agreement for Janus Enterprise Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ggggg) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(100)	Amendment to Investment Advisory Agreement for Janus Flexible Bond Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(iiiii) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(101)	Amendment to Investment Advisory Agreement for Janus Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(jjjjj) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(102)	Amendment to Investment Advisory Agreement for Janus Global Life Sciences Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(kkkkk) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(103)	Amendment to Investment Advisory Agreement for Janus Global Opportunities Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(lllll) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(104)	Amendment to Investment Advisory Agreement for Janus Global Technology Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(mmmmm) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(105)	Amendment to Investment Advisory Agreement for Janus Growth and Income Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(nnnnn) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(106)	Amendment to Investment Advisory Agreement for Janus High-Yield Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ooooo) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(107)	Amendment to Investment Advisory Agreement for Janus Mercury Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ppppp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(108)	Amendment to Investment Advisory Agreement for Janus Mid Cap Value Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(qqqqq) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(109)	Amendment to Investment Advisory Agreement for Janus Orion Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(rrrrr) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(110)	Amendment to Investment Advisory Agreement for Janus Overseas Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(sssss) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(111)	Amendment to Investment Advisory Agreement for Janus Research Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ttttt) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(112)	Amendment to Investment Advisory Agreement for INTECH Risk-Managed Stock Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(uuuuu) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(113)	Amendment to Investment Advisory Agreement for Janus Short-Term Bond Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(vvvvv) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(114)	Amendment to Investment Advisory Agreement for Janus Small Cap Value Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(wwwww) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(115)	Amendment to Investment Advisory Agreement for Janus Smart Portfolio – Conservative dated June 14, 2006 is incorporated herein by reference to Exhibit 4(xxxxx) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(116)	Amendment to Investment Advisory Agreement for Janus Smart Portfolio – Growth dated June 14, 2006 is incorporated herein by reference to Exhibit 4(yyyyy) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(117)	Amendment to Investment Advisory Agreement for Janus Smart Portfolio – Moderate dated June 14, 2006 is incorporated herein by reference to Exhibit 4(zzzzz) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(118)	Amendment to Investment Advisory Agreement for Janus Triton Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(aaaaaa) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(119)	Amendment to Investment Advisory Agreement for Janus Twenty Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(bbbbbb) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(120)	Amendment to Investment Advisory Agreement for Janus Venture Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(cccccc) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(121)	Amendment to Investment Advisory Agreement for Janus Worldwide Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(dddddd) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(122)	Amendment to Sub-Advisory Agreement for Janus Mid Cap Value Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(eeeeee) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(123)	Amendment to Sub-Advisory Agreement for Janus Small Cap Value Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ffffff) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(124)	Amendment to Investment Advisory Agreement for Janus Core Equity Fund dated June 30, 2006 is incorporated herein by reference to Exhibit 4(gggggg) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)(125)	Amendment to Investment Advisory Agreement for Janus Mercury Fund dated December 31, 2006 is incorporated herein by reference to Exhibit 4(iiiiii) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

(d)(126)	Amendment to Investment Advisory Agreement for Janus Research Fund dated December 31, 2006 is incorporated herein by reference to Exhibit 4(jjjjjj) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

(d)(127)	Amendment to Sub-Advisory Agreement for INTECH Risk-Managed Stock Fund dated January 1, 2008 is incorporated herein by reference to Exhibit 4(kkkkkk) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

(d)(128)	Amended and Restated Investment Advisory Agreement for Perkins Mid Cap Value Fund dated December 31, 2008 is incorporated herein by reference to Exhibit 4(llllll) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

(d)(129)	Amended and Restated Investment Advisory Agreement for Perkins Small Cap Value Fund dated December 31, 2008 is incorporated herein by reference to Exhibit 4(mmmmmm) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

(d)(130)	Sub-Advisory Agreement for Perkins Mid Cap Value Fund dated December 31, 2008 is incorporated herein by reference to Exhibit 4(nnnnnn) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

(d)(131)	Sub-Advisory Agreement for Perkins Small Cap Value Fund dated December 31, 2008 is incorporated herein by reference to Exhibit 4(oooooo) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

(d)(132)	Amendment to Investment Advisory Agreement for INTECH Risk-Managed Stock Fund, dated February 27, 2009, is incorporated herein by reference to Exhibit (d)(132) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)(133)	Amendment to Sub-Advisory Agreement for INTECH Risk-Managed Stock Fund, dated December 9, 2008, is incorporated herein by reference to Exhibit (d)(133) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)(134)	Amendment to Sub-Advisory Agreement for INTECH Risk-Managed Stock Fund, dated February 27, 2009, is incorporated herein by reference to Exhibit (d)(134) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)(135)	Form of Amendment to Investment Advisory Agreement for INTECH Risk-Managed Core Fund is incorporated herein by reference to Exhibit (d)(135) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)(136)	Form of Amendment to Investment Advisory Agreement for Janus Contrarian Fund is incorporated herein by reference to Exhibit (d)(136) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)(137)	Form of Amendment to Investment Advisory Agreement for Janus Global Research Fund is incorporated herein by reference to Exhibit (d)(137) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)(138)	Form of Amendment to Investment Advisory Agreement for Janus Research Fund is incorporated herein by reference to Exhibit (d)(138) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)(139)	Form of Amendment to Investment Advisory Agreement for Janus Worldwide Fund is incorporated herein by reference to Exhibit (d)(139) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)(140)	Form of Amendment to Investment Advisory Agreement for Perkins Mid Cap Value Fund is incorporated herein by reference to Exhibit (d)(140) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)(141)	Form of Amendment to Investment Advisory Agreement for Perkins Small Cap Value Fund is incorporated herein by reference to Exhibit (d)(141) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)(142)	Form of Amended and Restated Investment Advisory Agreement for Janus Flexible Bond Fund is incorporated herein by reference to Exhibit (d)(142) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)(143)	Form of Investment Advisory Agreement for INTECH Risk-Managed Growth Fund is incorporated herein by reference to Exhibit (d)(143) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)(144)	Form of Investment Advisory Agreement for INTECH Risk-Managed International Fund is incorporated herein by reference to Exhibit (d)(144) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)(145)	Form of Investment Advisory Agreement for INTECH Risk-Managed Value Fund is incorporated herein by reference to Exhibit (d)(145) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)(146)	Form of Investment Advisory Agreement for Janus Forty Fund is incorporated herein by reference to Exhibit (d)(146) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)(147)	Form of Investment Advisory Agreement for Janus Global Real Estate Fund is incorporated herein by reference to Exhibit (d)(147) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)(148)	Form of Investment Advisory Agreement for Janus International Equity Fund is incorporated herein by reference to Exhibit (d)(148) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)(149)	Form of Investment Advisory Agreement for Janus International Forty Fund is incorporated herein by reference to Exhibit (d)(149) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)(150)	Form of Investment Advisory Agreement for Janus Long/Short Fund is incorporated herein by reference to Exhibit (d)(150) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)(151)	Form of Investment Advisory Agreement for Janus Modular Portfolio Construction Fund is incorporated herein by reference to Exhibit (d)(151) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)(152)	Form of Investment Advisory Agreement for Perkins Large Cap Value Fund is incorporated herein by reference to Exhibit (d)(152) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)(153)	Form of Sub-Advisory Agreement for INTECH Risk-Managed Growth Fund is incorporated herein by reference to Exhibit (d)(153) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)(154)	Form of Sub-Advisory Agreement for INTECH Risk-Managed International Fund is incorporated herein by reference to Exhibit (d)(154) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)(155)	Form of Sub-Advisory Agreement for INTECH Risk-Managed Value Fund is incorporated herein by reference to Exhibit (d)(155) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)(156)	Form of Sub-Advisory Agreement for Perkins Large Cap Value Fund is incorporated herein by reference to Exhibit (d)(156) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)(157)	Amended and Restated Investment Advisory Agreement for Janus Forty Fund dated July 1, 2010 is incorporated herein by reference to Exhibit (d)(157) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

(d)(158)	Amended and Restated Investment Advisory Agreement for Janus Fund dated July 1, 2010 is incorporated herein by reference to Exhibit (d)(158) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

(d)(159)	Amended and Restated Investment Advisory Agreement for Janus Global Real Estate Fund dated July 1, 2010 is incorporated herein by reference to Exhibit (d)(159) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

(d)(160)	Amended and Restated Investment Advisory Agreement for Janus Overseas Fund dated August 1, 2010 is incorporated herein by reference to Exhibit (d)(160) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

(d)(161)	Amended and Restated Investment Advisory Agreement for Janus Twenty Fund dated July 1, 2010 is incorporated herein by reference to Exhibit (d)(161) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

(d)(162)	Amended and Restated Investment Advisory Agreement for Perkins Global Value Fund dated July 1, 2010 is incorporated herein by reference to Exhibit (d)(162) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

(d)(163)	Sub-Advisory Agreement for Perkins Global Value Fund dated July 1, 2010 is incorporated herein by reference to Exhibit (d)(163) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

(d)(164)	Form of Investment Advisory Agreement for Perkins Value Plus Income Fund is incorporated herein by reference to Exhibit (d)(164) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

(d)(165)	Form of Sub-Advisory Agreement for Perkins Value Plus Income Fund is incorporated herein by reference to Exhibit (d)(165) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

(d)(166)	Amendment to Investment Advisory Agreement for Janus Smart Portfolio – Conservative dated August 2, 2010 is incorporated herein by reference to Exhibit (d)(166) to Post-Effective Amendment No. 133, filed on August 25, 2010 (File No. 2-34393).

(d)(167)	Amendment to Investment Advisory Agreement for Janus Smart Portfolio – Growth dated August 2, 2010 is incorporated herein by reference to Exhibit (d)(167) to Post-Effective Amendment No. 133, filed on August 25, 2010 (File No. 2-34393).

(d)(168)	Amendment to Investment Advisory Agreement for Janus Smart Portfolio – Moderate dated August 2, 2010 is incorporated herein by reference to Exhibit (d)(168) to Post-Effective Amendment No. 133, filed on August 25, 2010 (File No. 2-34393).

(d)(169)	Amendment to Investment Advisory Agreement for Janus Modular Portfolio Construction Fund dated September 15, 2010 is incorporated herein by reference to Exhibit (d)(169) to Post-Effective Amendment No. 134, filed on October 15, 2010 (File No. 2-34393).

(d)(170)	Amendment to Investment Advisory Agreement for Janus Orion Fund dated September 15, 2010 is incorporated herein by reference to Exhibit (d)(170) to Post-Effective Amendment No. 134, filed on October 15, 2010 (File No. 2-34393).

(d)(171)	Form of Investment Advisory Agreement for Janus Emerging Markets Fund is incorporated herein by reference to Exhibit (d)(171) to Post-Effective Amendment No. 137, filed on December 27, 2010 (File No. 2-34393).

(d)(172)	Form of Investment Advisory Agreement for Janus Global Bond Fund is incorporated herein by reference to Exhibit (d)(172) to Post-Effective Amendment No. 137, filed on December 27, 2010 (File No. 2-34393).

(d)(173)	Amendment to Investment Advisory Agreement for Janus Growth and Income Fund dated June 24, 2010 is incorporated herein by reference to Exhibit (d)(173) to Post-Effective Amendment No. 138, filed on January 28, 2011 (File No. 2-34393).

(d)(174)	Amended and Restated Investment Advisory Agreement for Janus Overseas Fund dated August 1, 2010 is incorporated herein by reference to Exhibit (d)(174) to Post-Effective Amendment No. 138, filed on January 28, 2011 (File No. 2-34393).

(d)(175)	Amendment to Investment Advisory Agreement for INTECH Risk-Managed Core Fund dated December 3, 2010 is incorporated herein by reference to Exhibit (d)(175) to Post-Effective Amendment No. 138, filed on January 28, 2011 (File No. 2-34393).

(d)(176)	Amendment to Investment Advisory Agreement for Janus Contrarian Fund dated December 3, 2010 is incorporated herein by reference to Exhibit (d)(176) to Post-Effective Amendment No. 138, filed on January 28, 2011 (File No. 2-34393).

(d)(177)	Amendment to Investment Advisory Agreement for Janus Forty Fund dated December 3, 2010 is incorporated herein by reference to Exhibit (d)(177) to Post-Effective Amendment No. 138, filed on January 28, 2011 (File No. 2-34393).

(d)(178)	Amendment to Investment Advisory Agreement for Janus Fund dated December 3, 2010 is incorporated herein by reference to Exhibit (d)(178) to Post-Effective Amendment No. 138, filed on January 28, 2011 (File No. 2-34393).

(d)(179)	Amendment to Investment Advisory Agreement for Janus Global Real Estate Fund dated December 3, 2010 is incorporated herein by reference to Exhibit (d)(179) to Post-Effective Amendment No. 138, filed on January 28, 2011 (File No. 2-34393).

(d)(180)	Amendment to Investment Advisory Agreement for Janus Global Research Fund dated December 3, 2010 is incorporated herein by reference to Exhibit (d)(180) to Post-Effective Amendment No. 138, filed on January 28, 2011 (File No. 2-34393).

(d)(181)	Amendment to Investment Advisory Agreement for Janus International Equity Fund dated December 3, 2010 is incorporated herein by reference to Exhibit (d)(181) to Post-Effective Amendment No. 138, filed on January 28, 2011 (File No. 2-34393).

(d)(182)	Amendment to Investment Advisory Agreement for Janus Overseas Fund dated December 3, 2010 is incorporated herein by reference to Exhibit (d)(182) to Post-Effective Amendment No. 138, filed on January 28, 2011 (File No. 2-34393).

(d)(183)	Amendment to Investment Advisory Agreement for Janus Research Fund dated December 3, 2010 is incorporated herein by reference to Exhibit (d)(183) to Post-Effective Amendment No. 138, filed on January 28, 2011 (File No. 2-34393).

(d)(184)	Amendment to Investment Advisory Agreement for Janus Twenty Fund dated December 3, 2010 is incorporated herein by reference to Exhibit (d)(184) to Post-Effective Amendment No. 138, filed on January 28, 2011 (File No. 2-34393).

(d)(185)	Amendment to Investment Advisory Agreement for Janus Worldwide Fund dated December 3, 2010 is incorporated herein by reference to Exhibit (d)(185) to Post-Effective Amendment No. 138, filed on January 28, 2011 (File No. 2-34393).

(d)(186)	Amendment to Investment Advisory Agreement for Perkins Global Value Fund dated December 3, 2010 is incorporated herein by reference to Exhibit (d)(186) to Post-Effective Amendment No. 138, filed on January 28, 2011 (File No. 2-34393).

(d)(187)	Amendment to Investment Advisory Agreement for Perkins Large Cap Value Fund dated December 3, 2010 is incorporated herein by reference to Exhibit (d)(187) to Post-Effective Amendment No. 138, filed on January 28, 2011 (File No. 2-34393).

(d)(188)	Amendment to Investment Advisory Agreement for Perkins Mid Cap Value Fund dated December 3, 2010 is incorporated herein by reference to Exhibit (d)(188) to Post-Effective Amendment No. 138, filed on January 28, 2011 (File No. 2-34393).

(d)(189)	Amendment to Investment Advisory Agreement for Perkins Small Cap Value Fund dated December 3, 2010 is incorporated herein by reference to Exhibit (d)(189) to Post-Effective Amendment No. 138, filed on January 28, 2011 (File No. 2-34393).

(d)(190)	Investment Advisory Agreement for Janus Emerging Markets Fund dated December 28, 2010 is incorporated herein by reference to Exhibit (d)(190) to Post-Effective Amendment No. 138, filed on January 28, 2011 (File No. 2-34393).

(d)(191)	Form of Investment Advisory Agreement for Janus Protected Growth Fund is incorporated herein by reference to Exhibit (d)(191) to Post-Effective Amendment No. 146, filed on April 21, 2011 (File No. 2-34393).

(d)(192)	Form of Investment Advisory Agreement for Janus Real Return Allocation Fund is incorporated herein by reference to Exhibit (d)(192) to Post-Effective Amendment No. 152, filed on May 13, 2011 (File No. 2-34393).

(d)(193)	Form of Investment Advisory Agreement for Janus Real Return Subsidiary, Ltd. is incorporated herein by reference to Exhibit (d)(193) to Post-Effective Amendment No. 152, filed on May 13, 2011 (File No. 2-34393).

(d)(194)	Form of Sub-Advisory Agreement for Janus Real Return Allocation Fund is incorporated herein by reference to Exhibit (d)(194) to Post-Effective Amendment No. 152, filed on May 13, 2011 (File No. 2-34393).

(d)(195)	Form of Sub-Advisory Agreement for Janus Real Return Subsidiary, Ltd. is incorporated herein by reference to Exhibit (d)(195) to Post-Effective Amendment No. 152, filed on May 13, 2011 (File No. 2-34393).

(d)(196)	Form of Investment Advisory Agreement for Janus Asia Equity Fund is incorporated herein by reference to Exhibit (d)(196) to Post-Effective Amendment No. 157, filed on July 29, 2011 (File No. 2-34393).

(d)(197)	Form of Sub-Advisory Agreement for Janus Asia Equity Fund is incorporated herein by reference to Exhibit (d)(197) to Post-Effective Amendment No. 157, filed on July 29, 2011 (File No. 2-34393).

(d)(198)	Form of Investment Advisory Agreement for Janus Protected Series – Growth is incorporated herein by reference to Exhibit (d)(198) to Post-Effective Amendment No. 149, filed on May 3, 2011 (File No. 2-34393).

(d)(199)	Amendment to Investment Advisory Agreement for Janus Long/Short Fund, dated September 30, 2011, is incorporated herein by reference to Exhibit (d)(199) to Post-Effective Amendment No. 163, filed on October 28, 2011 (File No. 2-34393).

(d)(200)	Amendment to Investment Advisory Agreement for Janus Dynamic Allocation Fund, dated September 30, 2011, is incorporated herein by reference to Exhibit (d)(200) to Post-Effective Amendment No. 163, filed on October 28, 2011 (File No. 2-34393).

(d)(201)	Amendment to Investment Advisory Agreement for INTECH Risk-Managed Core Fund, dated December 7, 2011, is incorporated herein by reference to Exhibit (d)(201) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(d)(202)	Form of Amendment to Sub-Advisory Agreement for INTECH Risk-Managed Core Fund is incorporated herein by reference to Exhibit (d)(202) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(d)(203)	Amendment to Investment Advisory Agreement for INTECH Risk-Managed Growth Fund, dated December 7, 2011, is incorporated herein by reference to Exhibit (d)(203) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(d)(204)	Form of Amendment to Sub-Advisory Agreement for INTECH Risk-Managed Growth Fund is incorporated herein by reference to Exhibit (d)(204) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(d)(205)	Amendment to Investment Advisory Agreement for INTECH Risk-Managed International Fund, dated December 7, 2011, is incorporated herein by reference to Exhibit (d)(205) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(d)(206)	Form of Amendment to Sub-Advisory Agreement for INTECH Risk-Managed International Fund is incorporated herein by reference to Exhibit (d)(206) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(d)(207)	Amendment to Investment Advisory Agreement for INTECH Risk-Managed Value Fund, dated December 7, 2011, is incorporated herein by reference to Exhibit (d)(207) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(d)(208)	Form of Amendment to Sub-Advisory Agreement for INTECH Risk-Managed Value Fund is incorporated herein by reference to Exhibit (d)(208) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(d)(209)	Form of Investment Advisory Agreement for INTECH Global Dividend Fund is incorporated herein by reference to Exhibit (d)(209) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(d)(210)	Form of Sub-Advisory Agreement for INTECH Global Dividend Fund is incorporated herein by reference to Exhibit (d)(210) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(d)(211)	Form of Investment Advisory Agreement for Perkins Select Value Fund is incorporated herein by reference to Exhibit (d)(211) to Post-Effective Amendment No. 167, filed on December 15, 2011 (File No. 2-34393).

(d)(212)	Form of Sub-Advisory Agreement for Perkins Select Value Fund is incorporated herein by reference to Exhibit (d)(212) to Post-Effective Amendment No. 167, filed on December 15, 2011 (File No. 2-34393).

(d)(213)	Form of Investment Advisory Agreement for Janus Protected Series – Global is incorporated herein by reference to Exhibit (d)(213) to Post-Effective Amendment No. 168, filed on December 15, 2011 (File No. 2-34393).

(d)(214)	Amendment to Investment Advisory Agreement for Janus Real Return Allocation Fund, dated October 15, 2012, is incorporated herein by reference to Exhibit (d)(214) to Post-Effective Amendment No. 179, filed on October 26, 2012 (File No. 2-34393).

(d)(215)	Sub-Advisory Agreement for Janus Emerging Markets Fund, dated August 20, 2012, is incorporated herein by reference to Exhibit (d)(215) to Post-Effective Amendment No. 180, filed on November 13, 2012 (File No. 2-34393).

(d)(216)	Form of Investment Advisory Agreement for Janus Diversified Alternatives Fund is incorporated herein by reference to Exhibit (d)(216) to Post-Effective Amendment No. 182, filed on December 28, 2012 (File No. 2-34393).

(d)(217)	Form of Investment Advisory Agreement for Janus Diversified Alternatives Subsidiary, Ltd. is incorporated herein by reference to Exhibit (d)(217) to Post-Effective Amendment No. 182, filed on December 28, 2012 (File No. 2-34393).

(d)(218)	Form of Sub-Advisory Agreement for Janus International Equity Fund is incorporated herein by reference to Exhibit (d)(218) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(d)(219)	Amendment to Sub-Advisory Agreement for Perkins Global Value Fund, dated December 7, 2012, is incorporated herein by reference to Exhibit (d)(219) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(d)(220)	Amendment to Sub-Advisory Agreement for Perkins Large Cap Value Fund, dated December 7, 2012, is incorporated herein by reference to Exhibit (d)(220) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(d)(221)	Amendment to Sub-Advisory Agreement for Perkins Mid Cap Value Fund, dated December 7, 2012, is incorporated herein by reference to Exhibit (d)(221) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(d)(222)	Amendment to Sub-Advisory Agreement for Perkins Small Cap Value Fund, dated December 7, 2012, is incorporated herein by reference to Exhibit (d)(222) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(d)(223)	Amendment to Sub-Advisory Agreement for Perkins Value Plus Income Fund, dated December 7, 2012, is incorporated herein by reference to Exhibit (d)(223) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(d)(224)	Sub-Advisory Agreement for Janus International Equity Fund, as amended March 14, 2013, is incorporated herein by reference to Exhibit (d)(224) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(d)(225)	Amendment to Investment Advisory Agreement for Janus Conservative Allocation Fund, dated February 15, 2013, is incorporated herein by reference to Exhibit (d)(225) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(d)(226)	Amendment to Investment Advisory Agreement for Janus Growth Allocation Fund, dated February 15, 2013, is incorporated herein by reference to Exhibit (d)(226) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(d)(227)	Amendment to Investment Advisory Agreement for Janus Moderate Allocation Fund, dated February 15, 2013, is incorporated herein by reference to Exhibit (d)(227) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(d)(228)	Amendment to Investment Advisory Agreement for Janus Worldwide Fund, dated March 18, 2013, is incorporated herein by reference to Exhibit (d)(228) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(d)(229)	Investment Advisory Agreement for Perkins International Value Fund, dated April 1, 2013, is incorporated herein by reference to Exhibit (d)(229) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(d)(230)	Sub-Advisory Agreement for Perkins International Value Fund, dated April 1, 2013, is incorporated herein by reference to Exhibit (d)(230) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(d)(231)	Form of Amendment to Investment Advisory Agreement for Janus Protected Series – Global is incorporated herein by reference to Exhibit (d)(231) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).

(d)(232)	Form of Amendment to Investment Advisory Agreement for Janus Protected Series – Growth is incorporated herein by reference to Exhibit (d)(232) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).

(d)(233)	Form of Investment Advisory Agreement for Janus Multi-Sector Income Fund is incorporated herein by reference to Exhibit (d)(233) to Post-Effective Amendment No. 198, filed on February 28, 2014 (File No. 2-34393).

(d)(234)	Form of Investment Advisory Agreement for Janus Unconstrained Bond Fund is incorporated herein by reference to Exhibit (d)(234) to Post-Effective Amendment No. 203, filed on May 23, 2014 (File No. 2-34393).

(d)(235)	Sub-Advisory Agreement for Janus International Equity Fund, as amended May 7, 2014, is incorporated herein by reference to Exhibit (d)(235) to Post-Effective Amendment No. 205, filed on August 11, 2014 (File No. 2-34393).

(d)(236)	Form of Investment Advisory Agreement for INTECH Emerging Markets Managed Volatility Fund is to be filed by Amendment.

(d)(237)	Form of Sub-Advisory Agreement for INTECH Emerging Markets Managed Volatility Fund is to be filed by Amendment.

Exhibit (e) – Underwriting Contracts

(e)(1)	Distribution Agreement between Janus Investment Fund and Janus Distributors, Inc., dated July 1, 1997, is incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

(e)(2)	Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 18, 2002, is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

(e)(3)	Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 14, 2006, is incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(e)(4)	Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated January 1, 2008, is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

(e)(5)	Form of Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC is incorporated herein by reference to Exhibit (e)(5) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(e)(6)	Form of Intermediary Services Agreement is incorporated herein by reference to Exhibit (e)(6) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(e)(7)	Form of Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC is incorporated herein by reference to Exhibit (e)(7) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

(e)(8)	Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated May 31, 2012, is incorporated herein by reference to Exhibit (e)(8) to Post-Effective Amendment No. 175, filed on May 31, 2012 (File No. 2-34393).

Exhibit (f) – Bonus or Profit Sharing Contracts (Not Applicable)

Exhibit (g) – Custodian Agreements

(g)(1)	Global Custody Services Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and Citibank, N.A. dated March 15, 1999 is incorporated herein by reference to Exhibit 7(q) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

(g)(2)	Foreign Custody Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(u) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

(g)(3)	Foreign Custody Manager Addendum to Global Custodial Services Agreement dated December 5, 2000 is incorporated herein by reference to Exhibit 7(v) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

(g)(4)	Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(w) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

(g)(5)	Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(x) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

(g)(6)	Form of Letter Agreement regarding Citibank, N.A. Custodian Contract is incorporated herein by reference to Exhibit 7(cc) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

(g)(7)	Form of Amendment to Subcustodian Contract between Citibank, N.A. and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(dd) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

(g)(8)	Amendment to Custodian Contract dated January 21, 2005, between Janus Investment Fund, on behalf of its Portfolios, and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(ii) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

(g)(9)	Amendment to Global Custodial Services Agreement dated January 14, 2005, between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and Citibank, N.A. is incorporated herein by reference to Exhibit 7(jj) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

(g)(10)	Amended and Restated Custodian Contract dated August 1, 2005, between Janus Investment Fund and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(mm) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

(g)(11)	Form of Letter Agreement in regards to Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate and Janus Smart Portfolio – Conservative, with State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(nn) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

(g)(12)	Form of Letter Agreement with State Street Bank and Trust Company regarding Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 7(oo) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(g)(13)	Letter Agreement in regards to Janus Core Equity Fund, with State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(pp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(g)(14)	Form of Letter Agreement with regard to INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, INTECH Risk-Managed Value Fund, Janus Forty Fund, Janus Global Real Estate Fund, Janus International Equity Fund, Janus International Forty Fund, Janus Long/Short Fund, Janus Modular Portfolio Construction Fund, and Perkins Large Cap Value Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(14) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(g)(15)	Letter Agreement with regard to Janus Money Market Fund and Janus Government Money Market Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(15) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

(g)(16)	Form of Letter Agreement with regard to Perkins Value Plus Income Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(16) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

(g)(17)	Letter Agreement with regard to Janus Emerging Markets Fund and Janus Global Bond Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(17) to Post-Effective Amendment No. 137, filed on December 27, 2010 (File No. 2-34393).

(g)(18)	Form of Letter Agreement with regard to Janus Protected Growth Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(18) to Post-Effective Amendment No. 146, filed on April 21, 2011 (File No. 2-34393).

(g)(19)	Form of Letter Agreement with regard to Janus Protected Series – Growth with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(19) to Post-Effective Amendment No. 149, filed on May 3, 2011 (File No. 2-34393).

(g)(20)	Form of Letter Agreement with regard to Janus Real Return Allocation Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(20) to Post-Effective Amendment No. 152, filed on May 13, 2011 (File No. 2-34393).

(g)(21)	Form of Letter Agreement with regard to Janus Asia Equity Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(21) to Post-Effective Amendment No. 157, filed on July 29, 2011 (File No. 2-34393).

(g)(22)	Letter Agreement with regard to Janus Smart Portfolio-Growth, Janus Smart Portfolio-Moderate, and Janus Smart Portfolio-Conservative with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(22) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(g)(23)	Letter Agreement with regard to Janus Modular Portfolio Construction Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(23) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(g)(24)	Letter Agreement with regard to Janus Orion Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(24) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(g)(25)	Letter Agreement with regard to Janus Dynamic Allocation Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(25) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(g)(26)	Letter Agreement with regard to Janus Long/Short Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(26) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(g)(27)	Letter Agreement with regard to INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(27) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(g)(28)	Letter Agreement with regard to INTECH Global Dividend Fund and Perkins Select Value Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(28) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(g)(29)	Letter Agreement with regard to Janus Protected Series – Global with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(29) to Post-Effective Amendment No. 168, filed on December 15, 2011 (File No. 2-34393).

(g)(30)	Letter Agreement with regard to Janus Real Return Allocation Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(30) to Post-Effective Amendment No. 179, filed on October 26, 2012 (File No. 2-34393).

(g)(31)	Form of Letter Agreement with regard to Janus Diversified Alternatives Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(31) to Post-Effective Amendment No. 182, filed on December 28, 2012 (File No. 2-34393).

(g)(32)	Letter Agreement with regard to Janus Conservative Allocation Fund, Janus Moderate Allocation Fund, and Janus Growth Allocation Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(32) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(g)(33)	Form of Letter Agreement with regard to Janus Worldwide Fund and Janus Global Research Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(33) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(g)(34)	Form of Letter Agreement with regard to Perkins International Value Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(34) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(g)(35)	Form of Letter Agreement with regard to Janus Protected Series – Global and Janus Protected Series – Growth with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(35) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).

(g)(36)	Form of Letter Agreement with regard to Janus Multi-Sector Income Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(36) to Post-Effective Amendment No. 198, filed on February 28, 2014 (File No. 2-34393).

(g)(37)	Form of Letter Agreement with regard to Janus Unconstrained Bond Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(37) to Post-Effective Amendment No. 203, filed on May 23, 2014 (File No. 2-34393).

Exhibit (h) – Other Material Contracts

(h)(1)	Form of Administration Agreement with Janus Capital Corporation for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

(h)(2)	Amended and Restated Transfer Agency Agreement dated June 18, 2002, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(u) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

(h)(3)	Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(v) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

(h)(4)	Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(w) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

(h)(5)	Form of Agreement regarding Administrative Services between Janus Capital Management LLC and Janus Investment Fund with respect to Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit 8(z) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

(h)(6)	Form of Agreement regarding Administrative Services between Janus Capital Management LLC and Janus Investment Fund with respect to Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 8(aa) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

(h)(7)	Letter Agreement dated September 17, 2003 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement and Janus Overseas Fund is incorporated herein by reference to Exhibit 8(bb) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

(h)(8)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(uu) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(h)(9)	Letter Agreement between Janus Capital Management LLC and Janus Investment Fund regarding Janus Explorer Fund is incorporated herein by reference to Exhibit 8(vv) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

(h)(10)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(ww) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

(h)(11)	Letter Agreement dated February 9, 2005, regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(xx) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

(h)(12)	Letter Agreement between Janus Capital Management LLC and Janus Investment Fund regarding Janus Flexible Income Fund is incorporated herein by reference to Exhibit 8(yy) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

(h)(13)	Form of Administration Agreement between Janus Investment Fund, on behalf of Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate and Janus Smart Portfolio – Conservative, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(fff) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

(h)(14)	Form of Letter Agreement regarding Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(kkk) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).
(h)(15)	Letter Agreement dated April 18, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(lll) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(h)(16)	Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Government Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(mmm) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(h)(17)	Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(ooo) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(h)(18)	Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate, Janus Smart Portfolio – Conservative, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(ppp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(h)(19)	Letter Agreement dated November 1, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(sss) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(h)(20)	Letter Agreement dated December 14, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(ttt) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(h)(21)	Letter Agreement dated December 20, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(uuu) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

(h)(22)	Letter Agreement dated February 23, 2007 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(xxx) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

(h)(23)	First Amendment dated December 14, 2007 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(yyy) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

(h)(24)	Letter Agreement dated December 21, 2007 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(zzz) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

(h)(25)	Letter Agreement dated February 26, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(aaaa) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

(h)(26)	Letter Agreement dated August 29, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(bbbb) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

(h)(27)	Second Amendment dated October 2, 2008 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(cccc) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

(h)(28)	Letter Agreement dated October 2, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(dddd) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

(h)(29)	Letter Agreement dated December 29, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(eeee) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

(h)(30)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Adviser funds, is incorporated herein by reference to Exhibit (h)(30) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(31)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of INTECH Risk-Managed Core Fund, is incorporated herein by reference to Exhibit (h)(31) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(32)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Balanced Fund, is incorporated herein by reference to Exhibit (h)(32) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(33)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Contrarian Fund, is incorporated herein by reference to Exhibit (h)(33) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(34)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Enterprise Fund, is incorporated herein by reference to Exhibit (h)(34) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(35)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Flexible Bond Fund, is incorporated herein by reference to Exhibit (h)(35) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(36)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Fund, is incorporated herein by reference to Exhibit (h)(36) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(37)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Growth and Income Fund, is incorporated herein by reference to Exhibit (h)(37) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(38)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus High-Yield Fund, is incorporated herein by reference to Exhibit (h)(38) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(39)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Orion Fund, is incorporated herein by reference to Exhibit (h)(39) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(40)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Overseas Fund, is incorporated herein by reference to Exhibit (h)(40) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(41)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Research Core Fund, is incorporated herein by reference to Exhibit (h)(41) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(42)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Triton Fund, is incorporated herein by reference to Exhibit (h)(42) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(43)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Worldwide Fund, is incorporated herein by reference to Exhibit (h)(43) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(44)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Perkins Mid Cap Value Fund, is incorporated herein by reference to Exhibit (h)(44) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(45)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Perkins Small Cap Value Fund, is incorporated herein by reference to Exhibit (h)(45) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(46)	Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding INTECH Risk-Managed Growth Fund, is incorporated herein by reference to Exhibit (h)(46) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(47)	Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding INTECH Risk-Managed International Fund, is incorporated herein by reference to Exhibit (h)(47) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(48)	Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding INTECH Risk-Managed Value Fund, is incorporated herein by reference to Exhibit (h)(48) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(49)	Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Forty Fund, is incorporated herein by reference to Exhibit (h)(49) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(50)	Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Global Real Estate Fund, is incorporated herein by reference to Exhibit (h)(50) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(51)	Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus International Equity Fund, is incorporated herein by reference to Exhibit (h)(51) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(52)	Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus International Forty Fund, is incorporated herein by reference to Exhibit (h)(52) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(53)	Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Long/Short Fund, is incorporated herein by reference to Exhibit (h)(53) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(54)	Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Modular Portfolio Construction Fund, is incorporated herein by reference to Exhibit (h)(54) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(55)	Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Perkins Large Cap Value Fund, is incorporated herein by reference to Exhibit (h)(55) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(56)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding INTECH Risk-Managed Core Fund, is incorporated herein by reference to Exhibit (h)(56) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(57)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding INTECH Risk-Managed Growth Fund, is incorporated herein by reference to Exhibit (h)(57) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(58)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding INTECH Risk-Managed International Fund, is incorporated herein by reference to Exhibit (h)(58) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(59)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding INTECH Risk-Managed Value Fund, is incorporated herein by reference to Exhibit (h)(59) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(60)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Balanced Fund, is incorporated herein by reference to Exhibit (h)(60) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(61)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Contrarian Fund, is incorporated herein by reference to Exhibit (h)(61) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(62)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Enterprise Fund, is incorporated herein by reference to Exhibit (h)(62) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(63)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Flexible Bond Fund, is incorporated herein by reference to Exhibit (h)(63) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(64)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Forty Fund, is incorporated herein by reference to Exhibit (h)(64) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(65)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Fund, is incorporated herein by reference to Exhibit (h)(65) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(66)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Global Real Estate Fund, is incorporated herein by reference to Exhibit (h)(66) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(67)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Global Research Fund, is incorporated herein by reference to Exhibit (h)(67) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(68)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Growth and Income Fund, is incorporated herein by reference to Exhibit (h)(68) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(69)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus High-Yield Fund, is incorporated herein by reference to Exhibit (h)(69) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(70)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus International Equity Fund, is incorporated herein by reference to Exhibit (h)(70) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(71)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus International Forty Fund, is incorporated herein by reference to Exhibit (h)(71) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(72)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Long/Short Fund, is incorporated herein by reference to Exhibit (h)(72) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(73)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Modular Portfolio Construction Fund, is incorporated herein by reference to Exhibit (h)(73) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(74)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Orion Fund, is incorporated herein by reference to Exhibit (h)(74) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(75)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Overseas Fund, is incorporated herein by reference to Exhibit (h)(75) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(76)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Research Core Fund, is incorporated herein by reference to Exhibit (h)(76) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(77)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Short-Term Bond Fund, is incorporated herein by reference to Exhibit (h)(77) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(78)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Smart Portfolio – Conservative, is incorporated herein by reference to Exhibit (h)(78) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(79)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Smart Portfolio – Growth, is incorporated herein by reference to Exhibit (h)(79) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(80)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Smart Portfolio – Moderate, is incorporated herein by reference to Exhibit (h)(80) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(81)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Triton Fund, is incorporated herein by reference to Exhibit (h)(81) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(82)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Worldwide Fund, is incorporated herein by reference to Exhibit (h)(82) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(83)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Perkins Large Cap Value Fund, is incorporated herein by reference to Exhibit (h)(83) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(84)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Perkins Mid Cap Value Fund, is incorporated herein by reference to Exhibit (h)(84) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(85)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Perkins Small Cap Value Fund, is incorporated herein by reference to Exhibit (h)(85) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(86)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(86) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)(87)	Amendment dated February 23, 2007 to Administration Agreement between Janus Investment Fund, on behalf of Janus Government Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(87) to Post-Effective Amendment No. 127, filed on November 24, 2009 (File No. 2-34393).

(h)(88)	Amendment dated February 23, 2007 to Administration Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(88) to Post-Effective Amendment No. 127, filed on November 24, 2009 (File No. 2-34393).

(h)(89)	Amendment dated February 27, 2009 to Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Fundamental Equity Fund, is incorporated herein by reference to Exhibit (h)(89) to Post-Effective Amendment No. 127, filed on November 24, 2009 (File No. 2-34393).

(h)(90)	Amendment dated February 27, 2009 to Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding INTECH Risk-Managed Stock Fund, is incorporated herein by reference to Exhibit (h)(90) to Post-Effective Amendment No. 127, filed on November 24, 2009 (File No. 2-34393).

(h)(91)	Amendment dated July 6, 2009 to Administration Agreement between Janus Investment Fund, on behalf of Janus Government Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(91) to Post-Effective Amendment No. 127, filed on November 24, 2009 (File No. 2-34393).

(h)(92)	Amendment dated July 6, 2009 to Administration Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(92) to Post-Effective Amendment No. 127, filed on November 24, 2009 (File No. 2-34393).

(h)(93)	Amendment dated July 6, 2009 to Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Perkins Mid Cap Value Fund, is incorporated herein by reference to Exhibit (h)(93) to Post-Effective Amendment No. 127, filed on November 24, 2009 (File No. 2-34393).

(h)(94)	Amendment dated July 6, 2009 to Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Perkins Small Cap Value Fund, is incorporated herein by reference to Exhibit (h)(94) to Post-Effective Amendment No. 127, filed on November 24, 2009 (File No. 2-34393).

(h)(95)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(95) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

(h)(96)	Form of Amendment to Administration Agreement between Janus Investment Fund, on behalf of Janus Government Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(96) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

(h)(97)	Form of Amendment to Administration Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(97) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

(h)(98)	Form of Amendment to Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding INTECH Risk-Managed Core Fund, is incorporated herein by reference to Exhibit (h)(98) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

(h)(99)	Form of Amendment to Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Perkins Mid Cap Value Fund, is incorporated herein by reference to Exhibit (h)(99) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

(h)(100)	Form of Amendment to Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Perkins Small Cap Value Fund, is incorporated herein by reference to Exhibit (h)(100) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

(h)(101)	Letter Agreement dated July 1, 2010 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(101) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

(h)(102)	Amendment to Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Global Opportunities Fund, is incorporated herein by reference to Exhibit (h)(102) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

(h)(103)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Perkins Value Plus Income Fund, is incorporated herein by reference to Exhibit (h)(103) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

(h)(104)	Form of Amendment to Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Perkins Value Plus Income Fund, is incorporated herein by reference to Exhibit (h)(104) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

(h)(105)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(105) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

(h)(106)	Letter Agreement dated August 2, 2010 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(106) to Post-Effective Amendment No. 133, filed on August 25, 2010 (File No. 2-34393).

(h)(107)	Amendment dated August 2, 2010 to Administration Agreement between Janus Investment Fund, on behalf of Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate, and Janus Smart Portfolio – Conservative, and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(107) to Post-Effective Amendment No. 133, filed on August 25, 2010 (File No. 2-34393).

(h)(108)	Amendment dated September 15, 2010 to Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Modular Portfolio Construction Fund, is incorporated herein by reference to Exhibit (h)(108) to Post-Effective Amendment No. 134, filed on October 15, 2010 (File No. 2-34393).

(h)(109)	Amendment dated September 15, 2010 to Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Orion Fund, is incorporated herein by reference to Exhibit (h)(109) to Post-Effective Amendment No. 134, filed on October 15, 2010 (File No. 2-34393).

(h)(110)	Letter Agreement dated September 15, 2010 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(110) to Post-Effective Amendment No. 134, filed on October 15, 2010 (File No. 2-34393).

(h)(111)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Emerging Markets Fund, is incorporated herein by reference to Exhibit (h)(111) to Post-Effective Amendment No. 137, filed on December 27, 2010 (File No. 2-34393).

(h)(112)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Global Bond Fund, is incorporated herein by reference to Exhibit (h)(112) to Post-Effective Amendment No. 137, filed on December 27, 2010 (File No. 2-34393).

(h)(113)	Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Emerging Markets Fund, is incorporated herein by reference to Exhibit (h)(113) to Post-Effective Amendment No. 137, filed on December 27, 2010 (File No. 2-34393).

(h)(114)	Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Global Bond Fund, is incorporated herein by reference to Exhibit (h)(114) to Post-Effective Amendment No. 137, filed on December 27, 2010 (File No. 2-34393).

(h)(115)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(115) to Post-Effective Amendment No. 137, filed on December 27, 2010 (File No. 2-34393).

(h)(116)	Form of Agreement and Plan of Reorganization by and between Janus Investment Fund, on behalf of Janus Research Core Fund and Janus Growth and Income Fund is incorporated herein by reference to Exhibit (h)(116) to Post-Effective Amendment No. 138, filed on January 28, 2011 (File No. 2-34393).

(h)(117)	Expense Limitation Agreement dated March 17, 2011 between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Protected Growth Fund, is incorporated herein by reference to Exhibit (h)(117) to Post-Effective Amendment No. 146, filed on April 21, 2011 (File No. 2-34393).

(h)(118)	Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Protected Growth Fund, is incorporated herein by reference to Exhibit (h)(118) to Post-Effective Amendment No. 146, filed on April 21, 2011 (File No. 2-34393).

(h)(119)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(119) to Post-Effective Amendment No. 146, filed on April 21, 2011 (File No. 2-34393).

(h)(120)	Form of Capital Protection Agreement for Janus Protected Growth Fund is incorporated herein by reference to Exhibit (h)(120) to Post-Effective Amendment No. 146, filed on April 21, 2011 (File No. 2-34393).

(h)(121)	Expense Limitation Agreement dated March 17, 2011 between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Venture Fund, is incorporated herein by reference to Exhibit (h)(121) to Post-Effective Amendment No. 148, filed on May 2, 2011 (File No. 2-34393).

(h)(122)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Protected Series – Growth, is incorporated herein by reference to Exhibit (h)(122) to Post-Effective Amendment No. 149, filed on May 3, 2011 (File No. 2-34393).

(h)(123)	Form of Expense Allocation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Protected Series – Growth, is incorporated herein by reference to Exhibit (h)(123) to Post-Effective Amendment No. 149, filed on May 3, 2011 (File No. 2-34393).

(h)(124)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(124) to Post-Effective Amendment No. 149, filed on May 3, 2011 (File No. 2-34393).

(h)(125)	Form of Capital Protection Agreement for Janus Protected Series – Growth is incorporated herein by reference to Exhibit (h)(125) to Post-Effective Amendment No. 150, filed on May 4, 2011 (File No. 2-34393).

(h)(126)	Form of Amended and Restated Parent Guaranty for Janus Protected Series – Growth is incorporated herein by reference to Exhibit (h)(126) to Post-Effective Amendment No. 152, filed on May 13, 2011 (File No. 2-34393).

(h)(127)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Real Return Allocation Fund, is incorporated herein by reference to Exhibit (h)(127) to Post-Effective Amendment No. 152, filed on May 13, 2011 (File No. 2-34393).

(h)(128)	Form of Administration Agreement between Janus Capital Management LLC and Janus Investment Fund, on behalf of Janus Real Return Allocation Fund, is incorporated herein by reference to Exhibit (h)(128) to Post-Effective Amendment No. 152, filed on May 13, 2011 (File No. 2-34393).

(h)(129)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(129) to Post-Effective Amendment No. 152, filed on May 13, 2011 (File No. 2-34393).

(h)(130)	Form of Administration Servicing Agreement between State Street Bank and Trust Company and Janus Investment Fund is incorporated herein by reference to Exhibit (h)(130) to Post-Effective Amendment No. 152, filed on May 13, 2011 (File No. 2-34393).

(h)(131)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Asia Equity Fund, is incorporated herein by reference to Exhibit (h)(131) to Post-Effective Amendment No. 157, filed on July 29, 2011 (File No. 2-34393).

(h)(132)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(132) to Post-Effective Amendment No. 157, filed on July 29, 2011 (File No. 2-34393).

(h)(133)	Form of Capital Protection Agreement for Janus Protected Series – Global is incorporated herein by reference to Exhibit (h)(133) to Post-Effective Amendment No. 162, filed on September 30, 2011 (File No. 2-34393).

(h)(134)	Administration Agreement between Janus Investment Fund and Janus Capital Management LLC, dated June 23, 2011, is incorporated herein by reference to Exhibit (h)(134) to Post-Effective Amendment No. 163, filed on October 28, 2011 (File No. 2-34393).

(h)(135)	Amendment dated September 28, 2011 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(135) to Post-Effective Amendment No. 163, filed on October 28, 2011 (File No. 2-34393).

(h)(136)	Letter Agreement dated September 28, 2011 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(136) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(h)(137)	Amendment dated December 7, 2011 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(137) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(h)(138)	Form of Letter Agreement dated December 7, 2011 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(138) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(h)(139)	Letter Agreement dated December 15, 2011 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(139) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(h)(140)	Expense Limitation Agreement dated September 14, 2011, between Janus Capital Management LLC and Janus Investment Fund, regarding INTECH Global Dividend Fund, is incorporated herein by reference to Exhibit (h)(140) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(h)(141)	Amendment dated December 15, 2011 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(141) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(h)(142)	Expense Limitation Agreement dated September 14, 2011, between Janus Capital Management LLC and Janus Investment Fund, regarding Perkins Select Value Fund, is incorporated herein by reference to Exhibit (h)(142) to Post-Effective Amendment No. 167, filed on December 15, 2011 (File No. 2-34393).

(h)(143)	Expense Limitation Agreement dated September 14, 2011, between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Protected Series – Global, is incorporated herein by reference to Exhibit (h)(143) to Post-Effective Amendment No. 168, filed on December 15, 2011 (File No. 2-34393).

(h)(144)	Amended and Restated Parent Guaranty for Janus Protected Series – Global, dated September 29, 2011, is incorporated herein by reference to Exhibit (h)(144) to Post-Effective Amendment No. 168, filed on December 15, 2011 (File No. 2-34393).

(h)(145)	Expense Limitation Agreement dated March 15, 2012, between Janus Capital Management LLC and Janus Investment Fund, regarding INTECH Global Dividend Fund, is incorporated herein by reference to Exhibit (h)(145) to Post-Effective Amendment No. 175, filed on May 31, 2012 (File No. 2-34393).

(h)(146)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated October 15, 2012, is incorporated herein by reference to Exhibit (h)(146) to Post-Effective Amendment No. 179, filed on October 26, 2012 (File No. 2-34393).

(h)(147)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated March 10, 2010, is incorporated herein by reference to Exhibit (h)(147) to Post-Effective Amendment No. 180, filed on November 13, 2012 (File No. 2-34393).

(h)(148)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated October 15, 2012, is incorporated herein by reference to Exhibit (h)(148) to Post-Effective Amendment No. 180, filed on November 13, 2012 (File No. 2-34393).

(h)(149)	Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC, dated October 15, 2012, is incorporated herein by reference to Exhibit (h)(149) to Post-Effective Amendment No. 180, filed on November 13, 2012 (File No. 2-34393).

(h)(150)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated March 15, 2012, is incorporated herein by reference to Exhibit (h)(150) to Post-Effective Amendment No. 182, filed on December 28, 2012 (File No. 2-34393).

(h)(151)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Diversified Alternatives Fund, is incorporated herein by reference to Exhibit (h)(151) to Post-Effective Amendment No. 182, filed on December 28, 2012 (File No. 2-34393).

(h)(152)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(152) to Post-Effective Amendment No. 182, filed on December 28, 2012 (File No. 2-34393).

(h)(153)	Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(153) to Post-Effective Amendment No. 182, filed on December 28, 2012 (File No. 2-34393).

(h)(154)	Amendment No. 1 to the Capital Protection Agreement for Janus Protected Series – Growth, dated August 31, 2011, is incorporated herein by reference to Exhibit (h)(154) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(h)(155)	Waiver and Amendment No. 2 to the Capital Protection Agreement for Janus Protected Series – Growth, dated November 4, 2011, is incorporated herein by reference to Exhibit (h)(155) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(h)(156)	Waiver and Amendment No. 1 to the Capital Protection Agreement for Janus Protected Series – Global, dated November 8, 2012, is incorporated herein by reference to Exhibit (h)(156) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(h)(157)	Waiver and Amendment No. 3 to the Capital Protection Agreement for Janus Protected Series – Growth, dated November 8, 2012, is incorporated herein by reference to Exhibit (h)(157) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(h)(158)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Asia Equity Fund, is incorporated herein by reference to Exhibit (h)(158) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(h)(159)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Balanced Fund, is incorporated herein by reference to Exhibit (h)(159) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(h)(160)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Contrarian Fund, is incorporated herein by reference to Exhibit (h)(160) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(h)(161)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Emerging Markets Fund, is incorporated herein by reference to Exhibit (h)(161) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(h)(162)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Enterprise Fund, is incorporated herein by reference to Exhibit (h)(162) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(h)(163)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Forty Fund, is incorporated herein by reference to Exhibit (h)(163) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(h)(164)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Fund, is incorporated herein by reference to Exhibit (h)(164) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(h)(165)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Global Real Estate Fund, is incorporated herein by reference to Exhibit (h)(165) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(h)(166)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Global Research Fund, is incorporated herein by reference to Exhibit (h)(166) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(h)(167)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Global Select Fund, is incorporated herein by reference to Exhibit (h)(167) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(h)(168)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Growth and Income Fund, is incorporated herein by reference to Exhibit (h)(168) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(h)(169)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus International Equity Fund, is incorporated herein by reference to Exhibit (h)(169) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(h)(170)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Overseas Fund, is incorporated herein by reference to Exhibit (h)(170) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(h)(171)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Protected Series – Global, is incorporated herein by reference to Exhibit (h)(171) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(h)(172)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Protected Series – Growth, is incorporated herein by reference to Exhibit (h)(172) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(h)(173)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Triton Fund, is incorporated herein by reference to Exhibit (h)(173) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(h)(174)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Venture Fund, is incorporated herein by reference to Exhibit (h)(174) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(h)(175)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Worldwide Fund, is incorporated herein by reference to Exhibit (h)(175) to Post-Effective Amendment No. 185, filed on January 28, 2013 (File No. 2-34393).

(h)(176)	Form of Agreement and Plan of Reorganization by and between Janus Investment Fund, on behalf of Janus Global Research Fund and Janus Worldwide Fund, is incorporated herein by reference to Exhibit (h)(176) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(h)(177)	Form of Custody Agreement between HSBC and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(177) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(h)(178)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated February 15, 2013, is incorporated herein by reference to Exhibit (h)(178) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(h)(179)	Amendment dated February 15, 2013 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(179) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(h)(180)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated March 18, 2013, is incorporated herein by reference to Exhibit (h)(180) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(h)(181)	Amendment dated March 18, 2013 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(181) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(h)(182)	Expense Limitation Agreement dated December 7, 2012, between Janus Capital Management LLC and Janus Investment Fund, regarding Perkins International Value Fund, is incorporated herein by reference to Exhibit (h)(182) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(h)(183)	Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement, dated April 1, 2013, is incorporated herein by reference to Exhibit (h)(183) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(h)(184)	Amendment dated April 1, 2013 to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(184) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(h)(185)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(185) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(h)(186)	Form of Amendment to Administration Agreement between Janus Capital Management LLC and Janus Investment Fund is incorporated herein by reference to Exhibit (h)(186) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(h)(187)	Form of Letter Agreement regarding Administration Agreement between Janus Capital Management LLC and Janus Investment Fund, on behalf of Janus Real Return Fund is incorporated herein by reference to Exhibit (h)(187) to Post-Effective Amendment No. 191, filed on October 28, 2013 (File No. 2-34393).

(h)(188)	Form of Letter Agreement regarding Administration Servicing Agreement between Janus Capital Management LLC and Janus Investment Fund, on behalf of Janus Real Return Fund is incorporated herein by reference to Exhibit (h)(188) to Post-Effective Amendment No. 191, filed on October 28, 2013 (File No. 2-34393).

(h)(189)	Expense Limitation Agreement dated June 19, 2013, between Janus Capital Management LLC and Janus Investment Fund, regarding INTECH Global Dividend Fund, is incorporated herein by reference to Exhibit (h)(189) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).

(h)(190)	Expense Limitation Agreement dated June 19, 2013, between Janus Capital Management LLC and Janus Investment Fund, regarding INTECH International Fund, is incorporated herein by reference to Exhibit (h)(190) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).

(h)(191)	Expense Limitation Agreement dated June 19, 2013, between Janus Capital Management LLC and Janus Investment Fund, regarding INTECH U.S. Core Fund, is incorporated herein by reference to Exhibit (h)(191) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).

(h)(192)	Expense Limitation Agreement dated June 19, 2013, between Janus Capital Management LLC and Janus Investment Fund, regarding INTECH U.S. Growth Fund, is incorporated herein by reference to Exhibit (h)(192) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).

(h)(193)	Expense Limitation Agreement dated June 19, 2013, between Janus Capital Management LLC and Janus Investment Fund, regarding INTECH U.S. Value Fund, is incorporated herein by reference to Exhibit (h)(193) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).

(h)(194)	Expense Limitation Agreement dated June 19, 2013, between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Flexible Bond Fund, is incorporated herein by reference to Exhibit (h)(194) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).

(h)(195)	Expense Limitation Agreement dated June 19, 2013, between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Global Allocation Fund – Conservative, is incorporated herein by reference to Exhibit (h)(195) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).

(h)(196)	Expense Limitation Agreement dated June 19, 2013, between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Global Allocation Fund – Growth, is incorporated herein by reference to Exhibit (h)(196) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).

(h)(197)	Expense Limitation Agreement dated June 19, 2013, between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Global Allocation Fund – Moderate, is incorporated herein by reference to Exhibit (h)(197) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).

(h)(198)	Expense Limitation Agreement dated June 19, 2013, between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Global Bond Fund, is incorporated herein by reference to Exhibit (h)(198) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).

(h)(199)	Expense Limitation Agreement dated June 19, 2013, between Janus Capital Management LLC and Janus Investment Fund, regarding Janus High-Yield Fund, is incorporated herein by reference to Exhibit (h)(199) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).

(h)(200)	Expense Limitation Agreement dated June 19, 2013, between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Real Return Fund, is incorporated herein by reference to Exhibit (h)(200) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).

(h)(201)	Expense Limitation Agreement dated June 19, 2013, between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Short-Term Bond Fund, is incorporated herein by reference to Exhibit (h)(201) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).

(h)(202)	Expense Limitation Agreement dated June 19, 2013, between Janus Capital Management LLC and Janus Investment Fund, regarding Perkins Large Cap Value Fund, is incorporated herein by reference to Exhibit (h)(202) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).

(h)(203)	Expense Limitation Agreement dated June 19, 2013, between Janus Capital Management LLC and Janus Investment Fund, regarding Perkins Mid Cap Value Fund, is incorporated herein by reference to Exhibit (h)(203) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).

(h)(204)	Expense Limitation Agreement dated June 19, 2013, between Janus Capital Management LLC and Janus Investment Fund, regarding Perkins Select Value Fund, is incorporated herein by reference to Exhibit (h)(204) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).

(h)(205)	Expense Limitation Agreement dated June 19, 2013, between Janus Capital Management LLC and Janus Investment Fund, regarding Perkins Small Cap Value Fund, is incorporated herein by reference to Exhibit (h)(205) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).

(h)(206)	Expense Limitation Agreement dated June 19, 2013, between Janus Capital Management LLC and Janus Investment Fund, regarding Perkins Value Plus Income Fund, is incorporated herein by reference to Exhibit (h)(206) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).

(h)(207)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(207) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).

(h)(208)	Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(208) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).

(h)(209)	Expense Limitation Agreement dated November 7, 2013 between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Multi-Sector Income Fund, is incorporated herein by reference to Exhibit (h)(209) to Post-Effective Amendment No. 198, filed on February 28, 2014 (File No. 2-34393).

(h)(210)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(210) to Post-Effective Amendment No. 198, filed on February 28, 2014 (File No. 2-34393).

(h)(211)	Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(211) to Post-Effective Amendment No. 198, filed on February 28, 2014 (File No. 2-34393).

(h)(212)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Unconstrained Bond Fund, is incorporated herein by reference to Exhibit (h)(212) to Post-Effective Amendment No. 203, filed on May 23, 2014 (File No. 2-34393).

(h)(213)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(213) to Post-Effective Amendment No. 203, filed on May 23, 2014 (File No. 2-34393).

(h)(214)	Form of Amendment to Administration Agreement between Janus Investment Fund and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(214) to Post-Effective Amendment No. 203, filed on May 23, 2014 (File No. 2-34393).

Exhibit (i) – Legal Opinion

(i)(1)	Opinion and Consent of Messrs. Davis, Graham & Stubbs with respect to shares of Janus Fund is incorporated herein by reference to Exhibit 10(a) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

(i)(2)	Opinion and Consent of Counsel with respect to shares of Janus Growth and Income Fund and Janus Worldwide Fund is incorporated herein by reference to Exhibit 10(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

(i)(3)	Opinion and Consent of Counsel with respect to shares of Janus Enterprise Fund, Janus Balanced Fund and Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 10(c) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

(i)(4)	Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Twenty Fund is incorporated herein by reference to Exhibit 10(d) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

(i)(5)	Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Venture Fund is incorporated herein by reference to Exhibit 10(e) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

(i)(6)	Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Flexible Income Fund is incorporated herein by reference to Exhibit 10(f) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

(i)(7)	Opinion and Consent of Counsel with respect to shares of Janus Overseas Fund is incorporated herein by reference to Exhibit 10(i) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

(i)(8)	Opinion and Consent of Counsel with respect to shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(j) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

(i)(9)	Opinion and Consent of Counsel with respect to Institutional Shares of Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

(i)(10)	Opinion and Consent of Counsel with respect to shares of Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 10(l) to Post-Effective Amendment No. 68, filed on September 14, 1995 (File No. 2-34393).

(i)(11)	Opinion and Consent of Counsel with respect to shares of Janus Equity Income Fund is incorporated herein by reference to Exhibit 10(m) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

(i)(12)	Opinion and Consent of Counsel with respect to shares of Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(o) to Post-Effective Amendment No. 76, filed on September 23, 1996 (File No. 2-34393).

(i)(13)	Opinion and Consent of Counsel with respect to shares of Janus Global Life Sciences Fund filed as Exhibit 10(p) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

(i)(14)	Opinion and Consent of Counsel with respect to shares of Janus Global Life Sciences Fund and Janus Global Technology Fund is incorporated herein by reference to Exhibit 9(q) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

(i)(15)	Opinion and Consent of Counsel with respect to shares of Janus Strategic Value Fund is incorporated herein by reference to Exhibit 9(r) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

(i)(16)	Opinion and Consent of Counsel with respect to shares of Janus Orion Fund is incorporated herein by reference to Exhibit 9(s) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

(i)(17)	Opinion and Consent of Counsel with respect to Janus Global Value Fund is incorporated herein by reference to Exhibit 9(u) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

(i)(18)	Opinion and Consent of Counsel with respect to Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 9(w) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

(i)(19)	Opinion and Consent of Counsel with respect to Janus Mid Cap Value Fund and Janus Small Cap Value Fund dated April 17, 2003, is incorporated herein by reference to Exhibit 9(x) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-34393).

(i)(20)	Opinion and Consent of Counsel with respect to Janus Explorer Fund and Janus Research Fund is incorporated herein by reference to Exhibit 9(y) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(i)(21)	Opinion and Consent of Counsel with respect to Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate and Janus Smart Portfolio – Conservative is incorporated herein by reference to Exhibit 9(z) to Post-Effective Amendment No. 116, filed on December 30, 2005 (File No. 2-34393).

(i)(22)	Opinion and Consent of Counsel with respect to Janus Investment Fund Class A, C, R, S, and I Shares, as applicable, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(22) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(i)(23)	Opinion and Consent of Counsel with respect to Janus Forty Fund, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(23) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(i)(24)	Opinion and Consent of Counsel with respect to Janus Global Real Estate Fund, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(24) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(i)(25)	Opinion and Consent of Counsel with respect to INTECH Risk-Managed Growth Fund, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(25) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(i)(26)	Opinion and Consent of Counsel with respect to INTECH Risk-Managed International Fund, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(26) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(i)(27)	Opinion and Consent of Counsel with respect to INTECH Risk-Managed Value Fund, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(27) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(i)(28)	Opinion and Consent of Counsel with respect to Janus International Equity Fund, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(28) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(i)(29)	Opinion and Consent of Counsel with respect to Janus International Forty Fund, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(29) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(i)(30)	Opinion and Consent of Counsel with respect to Janus Long/Short Fund, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(30) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(i)(31)	Opinion and Consent of Counsel with respect to Janus Modular Portfolio Construction Fund, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(31) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(i)(32)	Opinion and Consent of Counsel with respect to Perkins Large Cap Value Fund, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(32) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(i)(33)	Opinion and Consent of Counsel with respect to Perkins Value Plus Income Fund, dated July 30, 2010, is incorporated herein by reference to Exhibit (i)(33) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

(i)(34)	Opinion and Consent of Counsel with respect to Janus Emerging Markets Fund, dated December 28, 2010, is incorporated herein by reference to Exhibit (i)(34) to Post-Effective Amendment No. 137, filed on December 27, 2010 (File No. 2-34393).

(i)(35)	Opinion and Consent of Counsel with respect to Janus Global Bond Fund, dated December 28, 2010, is incorporated herein by reference to Exhibit (i)(35) to Post-Effective Amendment No. 137, filed on December 27, 2010 (File No. 2-34393).

(i)(36)	Opinion and Consent of Counsel with respect to Janus Protected Growth Fund, dated April 20, 2011, is incorporated herein by reference to Exhibit (i)(36) to Post-Effective Amendment No. 146, filed on April 21, 2011 (File No. 2-34393).

(i)(37)	Opinion and Consent of Counsel with respect to Janus Protected Series – Growth, dated May 2, 2011, is incorporated herein by reference to Exhibit (i)(37) to Post-Effective Amendment No. 149, filed on May 3, 2011 (File No. 2-34393).

(i)(38)	Opinion and Consent of Counsel with respect to Janus Real Return Allocation Fund, dated May 5, 2011, is incorporated herein by reference to Exhibit (i)(38) to Post-Effective Amendment No. 152, filed on May 13, 2011 (File No. 2-34393).

(i)(39)	Opinion and Consent of Counsel with respect to Janus Asia Equity Fund, dated July 29, 2011, is incorporated herein by reference to Exhibit (i)(39) to Post-Effective Amendment No. 157, filed on July 29, 2011 (File No. 2-34393).

(i)(40)	Opinion and Consent of Counsel with respect to INTECH Global Dividend Fund, dated December 15, 2011, is incorporated herein by reference to Exhibit (i)(40) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(i)(41)	Opinion and Consent of Counsel with respect to Perkins Select Value Fund, dated December 15, 2011, is incorporated herein by reference to Exhibit (i)(41) to Post-Effective Amend No. 167, filed on December 15, 2011 (File No. 2-34393).

(i)(42)	Opinion and Consent of Counsel with respect to Janus Protected Series – Global, dated December 15, 2011, is incorporated herein by reference to Exhibit (i)(42) to Post-Effective Amendment No. 168, filed on December 15, 2011 (File No. 2-34393).

(i)(43)	Opinion and Consent of Counsel with respect to Janus Investment Fund Class N Shares, dated May 31, 2012, is incorporated herein by reference to Exhibit (i)(43) to Post-Effective Amendment No. 175, filed on May 31, 2012 (File No. 2-34393).

(i)(44)	Opinion and Consent of Counsel with respect to Janus Diversified Alternatives Fund, dated December 27, 2012, is incorporated herein by reference to Exhibit (i)(44) to Post-Effective Amendment No. 182, filed on December 28, 2012 (File No. 2-34393).

(i)(45)	Opinion and Consent of Counsel with respect to Perkins International Value Fund, dated March 28, 2013, is incorporated herein by reference to Exhibit (i)(45) to Post-Effective Amendment No. 188, filed on March 29, 2013 (File No. 2-34393).

(i)(46)	Opinion and Consent of Counsel with respect to Janus Multi-Sector Income Fund, dated February 28, 2014, is incorporated herein by reference to Exhibit (i)(46) to Post-Effective Amendment No. 198, filed on February 28, 2014 (File No. 2-34393).

(i)(47)	Opinion and Consent of Counsel with respect to Janus Unconstrained Bond Fund, dated May 27, 2014, is incorporated herein by reference to Exhibit (i)(47) to Post-Effective Amendment No. 203, filed on May 23, 2014 (File No. 2-34393).

Exhibit (j) – Other Opinions

(j)(1)	Consent of PricewaterhouseCoopers LLP is to be filed by Amendment.

Exhibit (k) – Omitted Financial Statements

(k)(1)	BNP Statement of Financial Condition is incorporated herein by reference to Exhibit (k)(1) to Post-Effective Amendment No. 146, filed on April 21, 2011 (File No. 2-34393).

(k)(2)	BNP Statement of Financial Condition as of December 31, 2011, is incorporated herein by reference to Exhibit (k)(2) to Post-Effective Amendment No. 180, filed on November 13, 2012 (File No. 2-34393).

(k)(3)	BNP Statement of Financial Condition as of December 31, 2012, is incorporated herein by reference to Exhibit (k)(3) to Post-Effective Amendment No. 195, filed on January 28, 2014 (File No. 2-34393).

Exhibit (l) – Initial Capital Agreements (Not Applicable)

Exhibit (m) – Rule 12b-1 Plan

(m)(1)	Form of Distribution and Shareholder Servicing Plan for Class A Shares is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(m)(2)	Form of Distribution and Shareholder Servicing Plan for Class C Shares is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(m)(3)	Form of Distribution and Shareholder Servicing Plan for Class R Shares is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(m)(4)	Form of Distribution and Shareholder Servicing Plan for Class S Shares is incorporated herein by reference to Exhibit (m)(4) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

Exhibit (n) – Rule 18f-3 Plan

(n)(1)	Form of plan for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund pursuant to Rule 18f-3 setting forth the separate arrangement and expense allocation of each class of such Funds filed as Exhibit 18 to Post-Effective Amendment No. 66, filed on April 13, 1995 (File No. 2-34393), has been withdrawn.

(n)(2)	Restated form of Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(b) to Post-Effective Amendment No. 69, filed on September 28, 1995 (File No. 2-34393).

(n)(3)	Amended and Restated form of Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(c) to Post-Effective Amendment No. 78, filed on December 16, 1996 (File No. 2-34393).

(n)(4)	Form of Amended and Restated Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund dated June 12, 2001 is incorporated herein by reference to Exhibit 14(d) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

(n)(5)	Rule 18f-3 Plan for Janus Investment Fund with respect to Janus Mid Cap Value Fund and Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 14(e) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

(n)(6)	Form of Amended Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n)(6) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(n)(7)	Form of Amended Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n)(7) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

(n)(8)	Form of Rule 18f-3 Plan for Janus Investment Fund with respect to the Money Market Funds is incorporated herein by reference to Exhibit (n)(8) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

(n)(9)	Amended Rule 18f-3 Plan, dated March 15, 2012, is incorporated herein by reference to Exhibit (n)(9) to Post-Effective Amendment No. 175, filed on May 31, 2012 (File No. 2-34393).

Exhibit (o) – Reserved

Exhibit (p) – Codes of Ethics

(p)(1)	Janus Ethics Rules, revised February 18, 2009, are incorporated herein by reference to Exhibit 16(x) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

(p)(2)	Form of Janus Ethics Rules, revised July 6, 2009, is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(p)(3)	Janus Ethics Rules, revised August 25, 2009, are incorporated herein by reference to Exhibit (p)(3) to Post-Effective Amendment No. 127, filed on November 24, 2009 (File No. 2-34393).

(p)(4)	Janus Ethics Rules, revised January 5, 2010, are incorporated herein by reference to Exhibit (p)(4) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

(p)(5)	Appendix C to Revised Janus Ethics Rules, revised March 11, 2010, is incorporated herein by reference to Exhibit (p)(5) to Post-Effective Amendment No. 131, filed on May 14, 2010 (File No. 2-34393).

(p)(6)	Appendix D to Revised Janus Ethics Rules, revised March 11, 2010, is incorporated herein by reference to Exhibit (p)(6) to Post-Effective Amendment No. 131, filed on May 14, 2010 (File No. 2-34393).

(p)(7)	Janus Ethics Rules, revised August 3, 2010, are incorporated herein by reference to Exhibit (p)(7) to Post-Effective Amendment No. 134, filed on October 15, 2010 (File No. 2-34393).

(p)(8)	Janus Ethics Rules, revised December 3, 2010, are incorporated herein by reference to Exhibit (p)(8) to Post-Effective Amendment No. 137, filed on December 27, 2010 (File No. 2-34393).

(p)(9)	Janus Ethics Rules, revised March 17, 2011, are incorporated herein by reference to Exhibit (p)(9) to Post-Effective Amendment No. 144, filed on April 15, 2011 (File No. 2-34393).

(p)(10)	Form of Armored Wolf, LLC Personal Investment and Trading Policy, Statement on Insider Trading and Code of Ethics is incorporated herein by reference to Exhibit (p)(10) to Post-Effective Amendment No. 152, filed on May 13, 2011 (File No. 2-34393).

(p)(11)	Janus Ethics Rules, revised June 23, 2011, are incorporated herein by reference to Exhibit (p)(11) to Post-Effective Amendment No. 157, filed on July 29, 2011 (File No. 2-34393).

(p)(12)	Janus Ethics Rules, revised February 7, 2012, is incorporated herein by reference to Exhibit (p)(12) to Post-Effective Amendment No. 174, filed on March 23, 2012 (File No. 2-34393).

(p)(13)	Janus Ethics Rules, revised March 15, 2012, is incorporated herein by reference to Exhibit (p)(13) to Post-Effective Amendment No. 175, filed on May 31, 2012 (File No. 2-34393).

Exhibit (q) – Power of Attorney

(q)(1)	Powers of Attorney, dated October 3, 2014, are filed herein as Exhibit (q)(1).
ITEM 29. Persons Controlled by or Under Common Control with Registrant
     The Board of Trustees of Janus Investment Fund is the same as that of Janus Aspen Series. Each such Trust has Janus Capital Management LLC as its investment adviser. In addition, the officers of the two Trusts are substantially identical. Nonetheless, Janus Investment Fund takes the position that it is not under common control with other Janus funds because the power residing in the respective boards and officers arises as the result of an official position with each respective Trust.
ITEM 30. Indemnification
     Article VI of Janus Investment Fund’s (the “Trust”) Amended and Restated Agreement and Declaration of Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither “interested persons” (as defined under the Investment Company Act of 1940, as amended, i.e., “Non-interested Trustees”) of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his or her conduct is later determined to preclude indemnification, and that either he or she provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of Non-interested Trustees, or independent legal counsel in a written opinion, determines that he or she ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and any Advisory Board members.
     Additionally, each Non-interested Trustee has entered into an Indemnification Agreement with the Trust, which agreement provides that the Trust shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer, employee or authorized agent of the Trust to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The Indemnification Agreement cannot be altered without the consent of the Non-interested Trustee and the Trust. In addition, the Indemnification Agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient, and certain. In accordance with Section 17(h) of the 1940 Act, the Indemnification Agreement does not protect a Non-interested Trustee against any liability to the Trust or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
ITEM 31. Business and Other Connections of Investment Adviser
     The only business of Janus Capital Management LLC is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds, unregistered investment companies, and for individual, charitable, corporate, private, and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under “Trustees and Officers” in the Statement(s) of Additional Information included in this Registration Statement. Business backgrounds of the principal executive officers of the investment adviser and their position(s) with the adviser and affiliated entities (in the last two years) are listed in Schedule A of the adviser’s Form ADV as filed with the Securities and Exchange Commission (File No. 801-13991, dated March 28, 2014), which information from such schedule is incorporated herein by reference.
     The only business of INTECH Investment Management LLC (and its predecessors) (“INTECH”), Janus Capital Singapore Pte, Limited (“Janus Singapore”), and Perkins Investment Management LLC (and its predecessors) (“Perkins”) is to serve as a subadviser of the Registrant and investment adviser or subadviser to mutual funds, institutional and individual separate accounts, separately managed accounts, and other registered and unregistered investment companies. Business backgrounds of the principal executive officers of each subadviser and their position(s) with each respective subadviser and its affiliated entities (in the last two years) are listed in Schedule A of each subadviser’s Form ADV as filed with the Securities and Exchange Commission (INTECH – File No. 801-60987, dated February 10, 2014, as amended April 3, 2014; Janus Singapore – File No. 801-72309, dated March 28, 2014; Perkins – File No. 801-62042, dated April 1, 2014), which information from such schedule is incorporated herein by reference.
ITEM 32. Principal Underwriters
(a)	Janus Distributors LLC (“Janus Distributors”) serves as principal underwriter for the Registrant and Janus Aspen Series.

(b)	The principal business address, positions with Janus Distributors and positions with the Registrant of Stephanie Grauerholz, Bruce L. Koepfgen, and David R. Kowalski, officers and directors of Janus Distributors, are also described under “Trustees and Officers” in the Statement(s) of Additional Information included in this Registration Statement. The principal executive officers of Janus Distributors are as follows:

Name	Position(s) with Janus Distributors
Michael Drew Elder	President
Stephanie Grauerholz	Vice President
Heidi W. Hardin	General Counsel and Senior Vice President
Brennan A. Hughes	Chief Accounting Officer and Senior Vice President
Bruce L. Koepfgen	Executive Vice President
David R. Kowalski	Chief Compliance Officer and Senior Vice President
Karlene J. Lacy	Senior Vice President
Douglas J. Laird	Senior Vice President
John J. Mari	Vice President

Name	Position(s) with Janus Distributors
Kristin B. Mariani	Vice President
Jennifer J. McPeek	Chief Financial Officer and Executive Vice President
Susan Oh	Senior Vice President
Michelle R. Rosenberg	Vice President
Russell P. Shipman	Senior Vice President
Messrs. Elder, Hughes, Laird, Mari, and Shipman, and Mses. Hardin, Lacy, Mariani, McPeek, Oh, and Rosenberg do not hold any positions with the Registrant. Their principal business address is 151 Detroit Street, Denver, Colorado 80206-4805.
(c)	Not Applicable.
ITEM 33. Location of Accounts and Records
     The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805 and 720 South Colorado Blvd., Denver, Colorado 80206-1929; Iron Mountain, 5151 E. 46th Avenue, Denver, Colorado 80216, 11333 E. 53rd Avenue, Denver, Colorado 80239, and 3576 Moline Street, Aurora, Colorado 80010; Janus Services LLC, 720 South Colorado Blvd., Denver, Colorado 80206-1929; State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351, John Adams Building, 1776 Heritage Drive, North Quincy, Massachusetts 02171, and Josiah Quincy Building, 200 Newport Avenue, North Quincy, Massachusetts 02171; State Street Corporation, State Street Global Advisors, Inc., State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111; State Street Kansas City, 801 Pennsylvania Avenue, Tower 1, Kansas City, Missouri 64105; and Deutsche Bank AG, New York Branch, 1301 Avenue of the Americas, New York, New York 10019. Certain records relating to the day-to-day portfolio management of INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund are kept at the offices of the subadviser, INTECH Investment Management LLC, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401. Certain records relating to the day-to-day portfolio management of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus International Equity Fund are kept at the offices of the subadviser, Janus Capital Singapore Pte. Limited, #36-02 AXA Tower, 8 Shenton Way, Singapore 068811. Certain records relating to the day-to-day portfolio management of Perkins Global Value Fund, Perkins International Value Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund, and Perkins Value Plus Income Fund are kept at the offices of the subadviser, Perkins Investment Management LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606.
ITEM 34. Management Services
     The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.
ITEM 35. Undertakings
     Not Applicable.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 3rd day of October, 2014.

JANUS INVESTMENT FUND
By:	/s/ Bruce L. Koepfgen
Bruce L. Koepfgen, President and
Chief Executive Officer

     Janus Investment Fund is organized under an Amended and Restated Agreement and Declaration of Trust dated March 18, 2003 (“Declaration of Trust”), a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Declaration of Trust of the Registrant. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Bruce L. Koepfgen Bruce L. Koepfgen	President and Chief Executive Officer (Principal Executive Officer)	October 3, 2014

/s/ Jesper Nergaard Jesper Nergaard	Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (Principal Financial Officer and Principal Accounting Officer)	October 3, 2014

Signature	Title	Date

William F. McCalpin* William F. McCalpin	Chairman and Trustee	October 3, 2014

Alan A. Brown* Alan A. Brown	Trustee	October 3, 2014

William D. Cvengros* William D. Cvengros	Trustee	October 3, 2014

James T. Rothe* James T. Rothe	Trustee	October 3, 2014

William D. Stewart* William D. Stewart	Trustee	October 3, 2014

Linda S. Wolf* Linda S. Wolf	Trustee	October 3, 2014

/s/ Stephanie Grauerholz

*By:	Stephanie Grauerholz
Attorney-in-Fact
Pursuant to Powers of Attorney, dated October 3, 2014, filed herein as Exhibit (q)(1)

INDEX OF EXHIBITS

Exhibit Number	Exhibit Title

Exhibit (q)(1)	Powers of Attorney, dated October 3, 2014